Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.36

AIRCRAFT LEASE AGREEMENT [4798]

Dated as of April 14, 2011

Between

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the Trust Agreement,

as Lessor,

and

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V.

(d/b/a VOLARIS),

as Lessee,

Concerning:

Lease of one (1) Airbus A320-200 Aircraft

Manufacturer’s Serial No: 4798

United States Registration Mark N505VL

Two (2) IAE International Aero V2527E-A5 Select One (or better) Engines

COUNTERPART NO.      OF 6 SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS LEASE CONSTITUTES TANGIBLE CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE IN THE UNITED STATES OR ANY CORRESPONDING LAW IN ANY OTHER JURISDICTION, NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HERETO OTHER THAN COUNTERPART NO. 1.

(i)

CLAUSE 7.	FEES AND EXPENSES	29

CLAUSE 8.	GENERAL UNDERTAKINGS	29

8.1	Duration	29
8.2	Notice of Event of Default; Certificate	30
8.3	Financial and Other Information	30
8.4	Existence	32
8.5	ERISA	32
8.6	Lessee’s Jurisdiction	32
8.7	Cape Town Convention	32

CLAUSE 9.	OPERATIONAL UNDERTAKINGS	34

9.1	Registration, Title and Nameplates	34
9.2	Liens	36
9.3	Possession and Subleases	37
9.4	Information and Records	38
9.5	Lawful and Safe Operation; Costs of Operation	40
9.6	Right of Inspection	41

CLAUSE 10.	MAINTENANCE AND REPAIR	42

10.1	General	42
10.2	Specific Requirements	42
10.3	Substitution of Parts; Ownership	43
10.4	Pooling of Parts	45
10.5	Permitted Modifications	45

CLAUSE 11.	ENGINES	46

11.1	General Principles	46
11.2	Removal of Engines	47

CLAUSE 12.	TITLE	48

CLAUSE 13.	MANUFACTURER’S WARRANTIES	48

CLAUSE 14.	INSURANCES	48

14.1	Obligation to Insure	48
14.2	Insurance with Respect to the Aircraft	49
14.3	Terms Specific to Hull Insurance	49
14.4	Liability Insurance with Respect to the Aircraft	50
14.5	Provisions Relating to all Insurance	50
14.6	Information	51
14.7	Additional Insurance; No Lien	52
14.8	Failure to Insure	53
14.9	Settlement of Claims	53

(ii)

14.10	Assignment	53
14.11	Post Termination	54

CLAUSE 15.	LOSS, DAMAGE AND REQUISITION	54

15.1	Total Loss of Aircraft or Airframe	54
15.2	Total Loss of Engine(s)	54
15.3	Other Loss or Damage	56
15.4	Requisition	56

CLAUSE 16.	DEFAULT	56

16.1	Events of Default	56
16.2	Rights and Remedies	59
16.3	Power of Attorney	62
16.4	Mitigation Credit	63

CLAUSE 17.	REDELIVERY	63

17.1	Redelivery	63
17.2	Condition of Aircraft and the Aircraft Documents	63
17.3	Inspection; Corrections; Additional Work	64
17.4	Compliance after Term	65
17.5	Deregistration and Export	66
17.6	Ferry Flight	66
17.7	Storage	66

CLAUSE 18.	INDEMNITIES.	67

18.1	General Indemnities	67
18.2	General Tax Indemnity	69
18.3	Notice and Contest Rights	71
18.4	Mitigation	73
18.5	Payments on After-Tax Basis	73
18.6	No Deductions or Withholdings	73
18.7	Tax Benefit	74
18.8	Reports	74
18.9	Continuation of Indemnities	75
18.10	Forms	75
18.11	Non-Parties	75

CLAUSE 19.	FURTHER PROVISIONS	75

19.1	Nature of Lessee’s Obligations	75
19.2	Benefit of Agreement	76
19.3	Further Assurances	77
19.4	Rights Cumulative; Waivers; Variation; Counterparts; Language	77
19.5	Delegation	78
19.6	Evidence of Indebtedness	78
19.7	Applications of Moneys	78

(iii)

19.8	Notices	78
19.9	Invalidity of any Provision	79
19.10	Lessor’s Right to Remedy	79
19.11	Entire Agreement	79
19.12	Governing Law	79
19.13	Jurisdiction; Service of Process; Inconvenient Forum	80
19.14	Waiver of Jury Trial	81
19.15	Lease for U.S. Federal Income Tax Law Purposes	81
19.16	Confidentiality	81

SCHEDULE 1	AIRCRAFT DESCRIPTION

SCHEDULE 1A	AIRCRAFT DOCUMENTS

SCHEDULE 2	LEASE SUPPLEMENT

SCHEDULE 3	CERTIFICATE

SCHEDULE 4	REDELIVERY CONDITION

SCHEDULE 5	MONTHLY MAINTENANCE STATUS REPORT

SCHEDULE 6	FORM OF QUIET ENJOYMENT LETTER

SCHEDULE 7	TECHNICAL ACCEPTANCE CERTIFICATE

SCHEDULE 8	PART A LESSEE FURNISHED EQUIPMENT

PART B IN FLIGHT ENTERTAINMENT

SCHEDULE 9	LESSEE’S CONDITIONS PRECEDENT

SCHEDULE 10	PERMITTED SUBLESSEES

SCHEDULE 11	IRREVOCABLE POWER OF ATTORNEY

ANNEX A	CERTAIN DEFINITIONS AND PAYMENTS

(iv)

AIRCRAFT LEASE AGREEMENT [4798] dated as of April 14, 2011 between:

(1)	WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as trustee under the Trust Agreement (as defined below) (“Lessor”); and

(2)	CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. (d/b/a VOLARIS), a company duly organized and existing under the laws of the United Mexican States, having its principal place of business at Prolongación Paseo de la Reforma 490, Piso 1, Col. Santa Fe Peña Blanca, 01210, México, D.F. (“Lessee”).

IT IS AGREED as follows:

CLAUSE 1. DEFINITIONS AND INTERPRETATION.

1.1 Definitions. In this Agreement the following words and expressions shall have, except where the context otherwise requires, the following meanings:

“Act” means Subtitle VII, Title 49 of the United States Code, as amended from time to time.

“Affiliate” means, in respect of any person, any person directly or indirectly controlling, controlled by, or under common control with such first person; and a person shall be deemed to control another person if such first person possesses, directly or indirectly, the power to direct or cause the direction of the management of such other person, whether through the ownership of voting securities or otherwise.

“After-Tax Basis” means, in respect of an amount (the “base amount”) with respect to a person, the base amount supplemented by a future payment (the “additional amount”), if necessary, to such person such that, the sum of the base amount and the additional amount (after reduction for all Taxes, if any, imposed on such person in respect of the sum of the base amount and the additional amount and net of any current deductions or credits from the payment of such Taxes), shall be equal to the base amount. The calculation of the net amount of Taxes required to be paid by a person for purposes of the preceding sentence shall be based on the good faith estimate of such person, determined in its sole discretion of the actual tax rates to be imposed on its income and the actual current deductions and credits to be realized by it that are allocable to the Taxes assessed on the base amount and the additional amount.

“Agreed Value” shall have the meaning set forth in Annex A.

“Agreement” means this Aircraft Lease Agreement [4798] and the Schedules and Annex hereto as the same may be from time to time amended, modified, supplemented and novated in accordance with the terms hereof.

“Aircraft” means (a) the aircraft described in Schedule 1 including the Airframe, the Engines and all Parts installed in or on the Airframe at Delivery; and (b) all substituted, renewed and replacement Parts at any particular time installed in or on such aircraft; including, in the case of (a) and (b), any Part which is for the time being detached from such aircraft but remains the property of Lessor pursuant to this Agreement.

“Aircraft Documents” means all of the documentation set forth or referred to in Schedule 1A hereto and all technical data, manuals supplied by the Manufacturer or any other manufacturer or supplier, logs, records, computer data media and other materials and documents kept by Lessee after Delivery including, without limitation, those generated by Lessee during the Term or required to be kept with respect to the Aircraft or any part thereof whether in compliance with any applicable law or this Agreement or any requirement for the time being of the Aviation Authority.

“Aircraft Manuals” means the Aircraft Documents identified as Aircraft Manuals in Schedule 1A hereto.

“Airframe” means the Aircraft, excluding the Engines.

“Airworthiness Directive or “AD”” means an airworthiness directive, airworthiness notice or mandatory order issued by the FAA or the Manufacturer.

“Approved Maintenance Performer” means any maintenance facility approved by the Aviation Authority and/or otherwise approved in writing by Lessor (such approval not to be unreasonably withheld or delayed).

“APU” means the auxiliary power unit specified in Schedule 1 and any replacement auxiliary power unit installed on the Aircraft in accordance with the terms of this Agreement, title to which is vested in Lessor in accordance with this Agreement.

“APU Heavy Repair” means, with respect to the APU, disassembly and rework of the power section, load impeller and gearbox modules according to the Manufacturer’s then-current performance restoration and full gas path overhaul criteria in order to restore full service release life for all APU modules.

“APU Hour” means each hour or part thereof that the APU is operated.

“Aviation Authority” means the FAA and any successor thereto or other Government Entity which shall have control or supervision of civil aviation in the State of Registration or have jurisdiction over the registration, airworthiness or operation of, or other matters relating to, the Aircraft.

“Basic Rent” means all and any amounts payable under Clause 6.1(a).

“Basic Rent Amount” has the meaning provided in Annex A.

“Basic Rent Payment Date” means the Delivery Date, and the numerically corresponding day in each calendar month thereafter during the Term, and if such day is not a Business Day, then the immediately preceding calendar day which is a Business Day.

“Beneficiary” means JSA Aircraft 4798, LLC, a Delaware limited liability company with its address at c/o Jackson Square Aviation, LLC, 559 Pacific Avenue, San Francisco, California 94133, its successors and permitted assigns.

“BFE” (or “Lessee Furnished Equipment”) means the buyer furnished equipment and components selected by Lessee and included with the Aircraft in accordance with Schedule 8.

“Bill of Sale” means the bill of sale issued by the Manufacturer to Lessor at Delivery.

“Business Day” means a day, other than a Saturday or Sunday, on which banks are open in New York, New York, San Francisco, California and México, D.F. for the transaction of business of the nature required by this Agreement.

“Cape Town Convention” means collectively, the official English language text of the Convention on International Interests in Mobile Equipment (the “Convention”), the Protocol to the Convention on Matters Specific to Aircraft Equipment and the regulations and procedures enacted by the Supervisory Authority of the International Registry thereunder.

“C-Check” means those tasks performed in accordance with the Maintenance Program which incorporates at a minimum the full requirements of the Maintenance Planning Document for those tasks to be normally performed at 20-month intervals in respect thereof.

“Citizen of the United States” has the meaning specified for such term in Section 40102(a)(15) of Title 49 of the United States Code or any similar legislation of the United States enacted in substitution or replacement therefor.

“Code” means the Internal Revenue Code of 1986, as amended.

“Compliance Date” shall have the meaning provided in Clause 18.1(b)(i).

“Controladora” means Controladora Vuela Compañía de Aviación, S.A.P.I. de C.V., its successors and permitted assigns.

“Cycle” means one take-off and landing of the Aircraft or, in respect of any Engine or Part temporarily installed on another aircraft, of that other aircraft.

“Damage Notification Threshold” has the meaning provided in Annex A.

“Default” means any Event of Default and any event or circumstance that, with the giving of notice and/or lapse of time and/or the making of a relevant decision contemplated by Clause 16.1 would constitute an Event of Default.

“Default Rate” has the meaning provided in Annex A.

“Delivery” means delivery of the Aircraft by Lessor to Lessee hereunder.

“Delivery Consent Agreement” means the consent of the Manufacturer to the Delivery Purchase Agreement Assignment.

“Delivery Date” means the date on which Delivery occurs.

“Delivery Documents” means (a) the Bill of Sale, (b) the Lessor Certificate of Acceptance, (c) the Delivery Purchase Agreement Assignment, and (d) the Delivery Consent Agreement.

“Delivery Location” means the Manufacturer’s facilities located in Blagnac, France or Hamburg Germany.

“Delivery Purchase Agreement Assignment” means the Delivery Purchase Agreement Assignment to be entered into between Seller and Beneficiary on or about the Delivery Date.

“DGAC” means the Dirección General de Aeronáutica Civil of Mexico and any successor that under the laws of Mexico shall from time to time have control or supervision of civil aviation in Mexico or have jurisdiction over the registration, airworthiness or operation of, or other matters relating to, the Aircraft.

“EASA” means the European Aviation Safety Agency established by the European Parliament and the Council of the European Union under Regulation (EC) Number 1592/2002 and any successor that under the laws of the European Union shall have from time to time control or supervision of civil aviation in the European Union or have jurisdiction over the registration, airworthiness or operation of all other matters relating to the Aircraft.

“Engine” means (a) each of the engines of the manufacture and model and having the respective manufacturer’s serial numbers specified in Schedule 1 and all Parts installed in or on such engines at Delivery; (b) any Replacement Engine acquired by Lessor and leased to Lessee hereunder pursuant to Clause 15.2 and all Parts installed in or on such engine at the time of such acquisition and lease; and (c) all substituted, renewed and replacement Parts at any particular time installed in or on any of the said engines in accordance with this Agreement; including, in the case of (a) and (b) above, any such engine which, having been removed from the Aircraft, remains the property of Lessor pursuant to this Agreement and, in the case of (a), (b) and (c) above, any Parts which, having been removed from any such engine, remain the property of Lessor pursuant to this Agreement.

“Engine Manufacturer” means IAE International Aero Engines AG.

“Engine Performance Restoration” means, with respect to an Engine, the accomplishment of a Level 3 Shop Maintenance workscope on each of the core Engine modules (namely, the HPC, HPT and Diffuser/Combustor) pursuant to the then-current IAE V2500-A5 Maintenance Management Plan (“IMMP”) and a Level 2 or 3/HPC Shop Maintenance workscope on each of the other Engine modules pursuant to the IMMP, in each which is designed to result in at least a further 8,000 Cycles of on-wing operation of the applicable Engine before its next anticipated removal.

“Engine Purchase Agreement” means that certain V2500 General Terms of Sale dated as of December 13, 2006 between the Engine Manufacturer and Controladora, as the same may be thereafter amended and/or supplemented.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA as in effect at the date hereof and any subsequent provisions of ERISA amendatory thereof, supplemental thereto or substituted therefor.

“Event of Default” means any of the events referred to in Clause 16.1.

“Excluded Taxes” has the meaning ascribed to such term in Clause 18.2 herein.

“Expiry Date” means the one hundred thirty-second (132nd) monthly anniversary of the Delivery Date.

“FAA” means the Federal Aviation Administration of the Department of Transportation of the United States of America and any successor that under the laws of the United States of America shall from time to time have control or supervision of civil aviation in the United States of America or have jurisdiction over the registration, airworthiness or operation of, or other matters relating to, the Aircraft.

“Federal Aviation Regulations” means the regulations promulgated by the FAA pursuant to Title 49, Subtitle VII of the United States Code.

“Financing Documents” means all Loan Agreements, Security Documents, swaps and forward interest rate agreements entered into in connection with any Loan Agreement and all other documents from time to time executed by Lessor or any third party by way of security for, or as a guarantee of the performance by, Lessor or any Affiliate of Lessor of its obligations under any Loan Agreement (whether or not such document secures any other obligations as well).

“Flight Hour” means each hour or part thereof elapsing from the moment at which the wheels of the Aircraft (or other aircraft in the case of Parts or Engines temporarily installed on such other aircraft) leave the ground on the take-off of the Aircraft (or such other aircraft) until the wheels of the Aircraft (or such other aircraft) touch the ground on the landing of the Aircraft (or such other aircraft) following such take-off.

“Government Entity” means (a) any national government, political subdivision thereof or local jurisdiction therein, (b) any instrumentality, board commission, court or agency of any of the foregoing, however constituted, and (c) any association, organization or institution of which any of the foregoing is a member or to whose jurisdiction any thereof is subject or in whose activities any of the above is a participant.

“Habitual Base” means Mexico, or, if the Aircraft is subleased in accordance with Clause 9.3, the principal place of business of the sublessee.

“IATA” means the International Air Transport Association.

“IDERA” means the Irrevocable Deregistration and Export Request Authorization executed in favor of the Lessor and in the form annexed as an Annex to the Protocol.

“IFE” means the equipment and components listed on Part B of Schedule 8.

“Indemnitee” means: Lessor, Beneficiary, JSA, each Lender and their respective successors and permitted assigns, and the officers, directors, agents, shareholders, partners, members, Affiliates and employees of all of the foregoing.

“International Interest” has the meaning given to such term in the Cape Town Convention.

“International Registry” means the international registry established pursuant to the Cape Town Convention.

“JAA” means the Joint Airworthiness Authority established by the members of the European Civil Aviation Conference and any successor that under the laws of the European Union shall from time to time have control or supervision of civil aviation in the European Union or have jurisdiction over the registration, airworthiness or operation of, or other matters relating to, the Aircraft.

“JAR” means the Joint Airworthiness Requirements of the JAA/EASA.

“JSA” means Jackson Square Aviation, LLC, a Delaware limited liability company, in its capacity as lease manager.

“Landing Gear” means the landing gear specified in Schedule 1 and any replacement landing gear installed on the Airframe in accordance with the terms of this Agreement, title to which is vested in Lessor in accordance with this Agreement.

“Landing Gear Overhaul” means all scheduled landing gear maintenance and repair of the nose or main Landing Gear in the nature of overhaul and requiring complete disassembly.

“Lease Supplement” means a Lease Supplement, substantially in the form of Schedule 2 hereto, to be entered into between Lessor and Lessee on the Delivery Date for the purpose of leasing the Aircraft under and pursuant to the terms of this Agreement, and any subsequent Lease Supplement entered into in accordance with the terms of this Agreement.

“Lender” means one or more banks or financial institutions or other persons notified in writing by Lessor to Lessee that may from time to time provide financing to Lessor or an Affiliate of Lessor in relation to Lessor’s acquisition or continuing ownership of the Aircraft and shall include any person acting as agent or security agent or trustee for one or more Lenders.

“Lessee’s Documents” means this Agreement, the Technical Acceptance Certificate, the Irrevocable Deregistration Power of Attorney, the IDERA, each assignment of warranties, any confirmation of the assignment of warranties signed by Lessee and the Manufacturer or the Engine manufacturer (including, but not limited to, the confirmation from Manufacturer and the Engine Manufacturer with respect to Lessor’s entitlement to the applicable product support package (including warranties and training for the Aircraft) and all assignable credits (if any) and guarantees applicable to the Aircraft), in respect of the Aircraft, each consent to or acknowledgment of the Security Documents signed by Lessee, each notice, and all notices, consents, certificates, confirmations and other documents from time to time issued or entered into by Lessee pursuant to or in connection with any thereof which contain a statement to effect that the same is a Lessee’s Document.

“Lessor Certificate of Acceptance” means the certificate of acceptance from the Beneficiary and/or Lessor confirming acceptance of the Aircraft from the Manufacturer.

“Lessor Party” means Lessor, the Beneficiary, and JSA.

“Lessor’s Lien” means any Lien over the Aircraft arising as a result of (a) any act or omission of a Lessor Party or a Lender other than as expressly provided in this Agreement, (b) any indebtedness, liability or other obligation arising by, through or under a Lessor Party or a Lender which is unrelated to this Agreement or the other Operative Documents or the transactions contemplated thereby, (c) the Security Documents from time to time entered into by any Lessor Party or any Lender, or (d) Taxes imposed on any Indemnitee or payments to or the property of any Indemnitee for which Lessee is not required to indemnify.

“LFE” means the Lessee-furnished equipment and components listed on Part A of Schedule 8.

“LIBOR” means the arithmetic mean (rounded to the nearest four decimal places) of the rates for deposits in Dollars with maturities of 30 days which appear on the Bloomberg screen (or any successor or substitute page of such service, or any successor to, or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service) as of 11:00 a.m. London time on the second Business Day before the relevant date of determination, provided that if such rates are not available at such time for any reason, LIBOR shall mean the rate for deposits of an amount comparable to the relevant amount in Dollars for that period determined to be the arithmetic mean (rounded to the nearest four decimal places) of the rates offered at or about 11:00 a.m. London time on the second Business Day before the first day of the relevant period by any two leading commercial banks: one selected by Lessor and one selected by Lessee.

“Lien” means any mortgage, charge, pledge, lien, right of detention, right of set-off (but excluding any right of set-off arising in favor of a banker by operation of law), right of de-registration or export, any “international interest” or “national interest” as defined in the Cape Town Convention or any encumbrance or security interest whatsoever, howsoever created or arising.

“Loan Agreement” means any agreement from time to time entered into between Beneficiary or any Affiliate of Beneficiary and one or more Lenders providing financing in relation to Lessor’s acquisition or continuing ownership of the Aircraft.

“Maintenance Payments” has the meaning provided in Annex A.

“Maintenance Payments Date” means the *****

“Maintenance Planning Document” means the Manufacturer’s recommended maintenance program for the Aircraft (including the Engine maintenance program) (latest revision).

“Maintenance Program” means a maintenance program for the Aircraft approved by the Aviation Authority, in conformity with the Maintenance Planning Document.

“Maintenance Support Contracts” means the maintenance support contracts, if any, between Lessee and the Engine Manufacturer covering performance of overhaul and performance restoration of each Engine.

“Major Modifications” shall mean (i) cabin modifications that materially change the interior layout of the Aircraft other than an addition or reduction in the number of seats or the seat mix between classes so long as the Aircraft remains a passenger aircraft, (ii) changes that affect the performance of the Aircraft, (iii) changes that adversely affect interchangeability or replaceability of Parts, (iv) changes that invalidate or impair any warranty with respect to the Airframe or any Engine or Part, (v) changes that adversely affect the eligibility of the Aircraft to obtain an airworthiness certificate from the Aviation Authority and/or (vi) any change to the Aircraft the cost of which, at the time of completion of such change, exceeds *****; provided that software and content modifications to the in-flight entertainment system shall not be Major Modifications.

“Manufacturer” means Airbus, S.A.S.

“Mexico” means the United Mexican States.

“Mexican Insolvency Proceedings Law” means the Ley de Concursos Mercantiles together with any amendment or revision made from time to time in respect thereto.

“Mitigation Credit” has the meaning set forth in Clause 16.4.

“Operative Documents” means Lessee’s Documents, the Engine Purchase Agreement, the Purchase Agreement, and the Financing Documents.

“Part” means each part, component, appliance, accessory, instrument or other item of equipment (other than complete Engines or other engines) and shall include cabin components and in flight entertainment system for the time being installed or incorporated in or attached to the Airframe or an Engine or which, having been removed therefrom, remains the property of Lessor pursuant to this Agreement.

“Permitted Lien” means (a) any Lien in respect of Taxes which are either not yet assessed or, if assessed, not yet due and payable or are being contested in good faith by appropriate proceedings (and for the payment of which adequate reserves or an adequate bond have been provided by Lessee); (b) any Lien of an airport hangar-keeper, mechanic, material-man, carrier, employee or other similar Lien arising in the ordinary course of business by statute or by operation of law, in respect of obligations that are not overdue or that are being contested in good faith by appropriate proceedings (and for the payment of which adequate reserves or an adequate bond have been provided by Lessee); (c) any Lien arising from the Operative Documents; and (d) any Lessor’s Lien; provided that (in relation to (a) and (b) above) any such proceedings, or the continued existence of such Lien, do not, involve any material risk of the sale, forfeiture or loss of the Aircraft or any Engine or any interest therein.

“Permitted Sublessee” means any air operator listed on Schedule 10 hereto, provided that at the time of commencement of any such subleasing, the relevant permitted sublessee (i) has not experienced a material adverse change in its financial condition as compared to its condition on the date hereof and (ii) is not subject to any bankruptcy, reorganization, insolvency, concurso mercantil or similar proceedings in any jurisdictions.

“Permitted Transferee” means any person which is a Citizen of the United States, has a minimum net worth of ***** or provides a guarantee in form and substance reasonably acceptable to Lessee of its obligations under the Lessee’s Documents to which it would become a party from a guarantor with such a net worth, has a reasonably demonstrated capability and experience in commercial aircraft leasing transactions, or which is owned, controlled or affiliated with a person that does, or which is an internationally recognized financial institution or other investment company, provided, however, that no such person shall be an airline or an Affiliate of an airline.

“PMA Part” means a Part manufactured under the FAA Parts Manufacturer Approval (PMA) and subject to a combined design and production approval process.

“Prime Rate” means the rate Citibank, N.A., New York announces to be in effect from time to time as its prime lending rate.

“Purchase Agreement” means that certain Airbus A320 Aircraft Purchase Agreement dated as of October 28, 2005 between the Manufacturer, as seller, and the Seller, as buyer, in relation to the Aircraft, as the same may be thereafter amended and/or supplemented.

“Related Tax Indemnitee” means with respect to a Tax Indemnitee such person’s officers, directors, agents and employees and the Affiliates of each.

“Rent” means Basic Rent and Supplemental Rent.

“Replacement Engine” means an IAE V2527E-A5 Select One (or better) engine (or an engine of an improved model suitable for installation and use on the Airframe):

(a) in at least the same operating condition as, and having a value and utility at least equal to, the replaced Engine (assuming that replaced Engine was in the condition and repair in which it is required to be maintained under this Agreement);

(b) that has no greater Flight Hours or Cycles operated than the replaced Engine since new or since the last Engine Performance Restoration (as applicable) and the replacement of life limited Parts, and the life limited Parts in the Replacement Engine shall have on average Cycles of life remaining not fewer than those in the replaced Engine; and

(c) title to which is capable of passing, free from Liens, to the Lessor.

“Return Location” has the meaning provided in Clause 17.1.

“SC Check” means, with respect to the Airframe, a Structural Check, and shall be construed to imply either the 6Y/4C Check or the 12Y/8C Check.

“Scheduled Delivery Date” means a date in July, 2011, to be advised by the Manufacturer.

“Security” has the meaning provided in Clause 6.2.

“Security Amount” has the meaning provided in Annex A.

“Security Documents” means any and all agreements or documents from time to time entered into by any Lessor Parties assigning by way of security or mortgage any or all of Lessor’s or any Lessor Parties’ right, title and interest in and to the Aircraft, this Agreement and/or the other Lessee’s Documents and notified in writing to Lessee by Lessor or any Lessor Party.

“Seller” means Controladora Vuela Compañía de Aviación, S.A.P.I. de C.V., its successors and permitted assigns.

“6Y/4C-Check” means the intermediate Airframe structural and zonal inspection of the Aircraft (and resulting repairs), including a C Check, all MPD tasks having an interval of six years, and performed concurrently therewith such additional Flight Hour or Cycle controlled MPD structural and zonal tasks.

“State of Registration” means the United States of America or any other country in which the Aircraft is registered pursuant to Clause 9.1(g).

“Supplemental Rent” means all amounts, liabilities and obligations (other than Basic Rent) which Lessee assumes or agrees to pay under this Agreement or any other Lessee’s Document to Lessor or any Indemnitee, including, without limitation, Maintenance Payments, Security, and Agreed Value.

“Tax Indemnitee” means Lessor, Beneficiary, JSA, and each Lender, and each of their respective officers, directors, agents and employees and the Affiliates.

“Taxes” means all present and future taxes, levies, civil penalties, imposts, duties, withholdings, fees or charges of any nature whatsoever, imposed by a taxing authority of any country, or governmental subdivision thereof or therein or by any international authority, including, without limitation, value added tax, consumption tax or any other tax in respect of added value or any income (including, without limitation, gross income, minimum, alternative minimum, capital gains income, gross receipts and net receipts), franchise, transfer, sales, use, business, occupation, excise, personal property, real property, stamp or other tax, together with any penalties, additions to tax, fines or interest with respect to any of the foregoing; and “tax” and “taxation” shall be construed accordingly.

“Technical Acceptance Certificate” means a certificate substantially in the form set out in Schedule 7.

“Term” means the period commencing on the Delivery Date and ending on the Termination Date.

“Termination Date” means the Expiry Date, or, if earlier, (i) the date when Lessor terminates the leasing of the Aircraft to Lessee pursuant to the terms hereof, or (ii) the date when Lessor receives the Agreed Value together with any other amounts then due and unpaid under the Lessee’s Documents, following a Total Loss of the Aircraft; provided that if the Term is extended pursuant to Clause 17.4, and provided further that there has not been a Total Loss, the Termination Date shall be extended to the date when the Aircraft has been redelivered to Lessor in full compliance with this Agreement.

“Total Loss” means, in relation to the Aircraft, the Airframe or any Engine: (a) its actual, constructive, compromised, arranged or agreed total loss (including any damage thereto or requisition for use or hire which results in an insurance settlement on the basis of a total loss); or (b) its destruction or damage beyond repair or being rendered permanently unfit for normal use for any reason whatsoever; or (c) its requisition (other than a requisition by the State of Registration not involving a loss of title and if the State of Registration is the United States of America not extending beyond the last day of the Term and otherwise not extending beyond the earlier of the last day of the Term and the 180th day after the commencement of such requisition), confiscation, sequestration, detention, forfeiture, compulsory acquisition or seizure, in any such case resulting in loss of title; or (d) its hijacking, theft or disappearance, or the attachment (embargo), resulting in loss of possession by Lessee for a period of 45 consecutive days or longer or extending beyond the last day of the Term, including any attachment (embargo) being the result of a deposit under any type of proceedings against Lessee or in connection with any proceedings initiated by any third party.

“Transportation Code” means that portion of Title 49 of the United States Code comprising those provisions formerly referred to as the Federal Aviation Act of 1958, as amended, or any subsequent legislation that amends, supplements or supersedes such provisions.

“Trust Agreement” means Trust Agreement 4798 dated on or about the date hereof between Beneficiary, as trustor, and Wells Fargo Bank Northwest, National Association, as trustee, with respect to the Aircraft.

“12Y/8C-Check” means the heavy Airframe structural and zonal inspection of the Aircraft (and resulting repairs) including a C-Check, all MPD tasks having an interval or twelve years, and performed concurrently therewith such additional Flight Hour or Cycle controlled MPD structural and zonal tasks.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that if, with respect to any financing statement or by reason of any provisions of law, the attachment of a security interest or the perfection or the effect of perfection or non-perfection of the security interests is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, UCC means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Lessee’s Document and any financing statement relating to such attachment, perfection or effect of perfection or non-perfection.

“United States person” has the meaning given to such term by Section 7701(a)(30) of the Code.

“US$, US Dollars or $” means the lawful currency of the United States of America.

1.2 Interpretation.

(a) References in this Agreement to:

(i) clauses or Schedules are, unless otherwise specified, references to clauses of, and Schedules to, this Agreement;

(ii) any statutory or other legislative provision shall be construed as including any statutory or legislative modification or re-enactment thereof, or any provision enacted in substitution therefor;

(iii) the Aircraft includes any part of the Aircraft, and, where the context so admits, any of the Aircraft Documents, and references to any part of the Aircraft include any part of any Engine;

(iv) the word “person” or “persons” or to words importing persons include, without limitation, individuals, partnerships, limited liability companies, corporations, Government Entities and other bodies, corporate or unincorporated, whether having distinct legal personality or not;

(v) “Lessor” or “Lessee” include any assignee of Lessor or Lessee, respectively, permitted in accordance with Clause 19.2 and any successors of such persons and references to a Lender includes any assignee or successor of that Lender;

(vi) any agreement shall include such agreement as it may from time to time be amended, modified, supplemented, novated or substituted;

(vii) an “agreement” also includes a concession, contract, deed, instrument, franchise, license, treaty or undertaking (in each case, whether oral or written);

(viii) the “assets” of any person shall be construed as a reference to the whole or any part of its business, undertaking, property, assets and revenues (including any right to receive revenues);

(ix) “indebtedness” with respect to any person includes any obligation of that person (whether present or future, actual or contingent, secured or unsecured, as principal or surety or otherwise) for the payment or repayment of money, including, without limitation, (a) under acceptances, bills, bonds, debentures, notes or similar instruments, (b) under guarantees, indemnities or other assurances against financial loss, (c) under any finance or operating lease relating to any asset or (d) in respect of any liability for the payment of any purchase price for any asset or services, payment of which is deferred for more than 180 days;

(x) “law” include common or customary law and any constitution, decree, judgment, legislation, order, ordinance, regulation, regulatory requirement, rule, statute, treaty, convention or other legislative measure in any jurisdiction or any present or future directive, regulation, procedure, request or requirement, or official or judicial interpretation of any of the foregoing, in each case having the force of law;

(xi) “month” is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month (and references to “months” shall be construed accordingly) save that, where any such period would otherwise end on a non-Business Day, it shall end on the preceding Business Day, and provided that if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in such month; and

(xii) a “guarantee” also includes any other obligation (whatever called) of any person to pay, purchase, provide funds (whether by way of the advance of money, the purchase of or subscription for shares or other securities, the purchase of assets or services, or otherwise) for the payment of, to indemnify against the consequences of default in the payment of, or otherwise to be responsible for, any indebtedness of any other person.

(b) Headings are for ease of reference only.

(c) Where the context so admits, words importing the singular number shall include the plural and vice versa, and words importing neuter gender shall include the masculine or feminine gender.

CLAUSE 2. REPRESENTATIONS AND WARRANTIES.

2.1 Lessee’s Representations and Warranties. Lessee acknowledges that each of Lessor and the other Lessor Parties, has entered into this Agreement and the other Operative Documents in full reliance on representations and warranties by Lessee in this Clause 2.1; and Lessee now represents and warrants to Lessor that the following statements are on the date hereof, and on the Delivery Date will be, true and accurate:

(a) Lessee is a sociedad anónima promotora de inversiones de capital variable that is duly incorporated, validly existing and in good standing under the laws of the United Mexican States, and has full corporate power and authority to conduct its business as presently conducted, to own or hold under lease its assets, to enter into and perform its obligations under the Lessee’s Documents and to consummate the transactions contemplated by the Lessee’s Documents;

(b) Lessee’s organizational documents incorporate provisions that permit, and all necessary authorizations, approvals, consents, licenses, permits and orders of and registrations with any Government Entity, have been duly and unconditionally obtained and are now in full force and effect that are required to authorize, Lessee to sign and deliver, and perform its obligations under and the transactions contemplated by, the Lessee’s Documents;

(c) Lessee has duly authorized, executed and delivered this Agreement and this Agreement constitutes, and the other Lessee’s Documents when executed and delivered by Lessee will constitute, legal, valid and binding obligations of Lessee, enforceable in accordance with their respective terms (except to the extent such enforceability may be limited by insolvency, moratorium, bankruptcy, reorganization or other laws affecting the rights of creditors generally);

(d) neither the execution and delivery of the Lessee’s Documents by Lessee nor the performance by Lessee of any of the transactions contemplated herein and therein will: (i) contravene or constitute a violation or breach of or a default under any existing law or agreement by which Lessee or any of its assets is bound, any agreement to which it is a party or Lessee’s organizational documents; (ii) cause any limitation on Lessee or its assets or the powers of its directors or officers, whether imposed by or contained in Lessee’s organizational documents or any existing law, agreement or otherwise, to be exceeded; or (iii) result in the creation or imposition of, or oblige Lessee to create, any Lien (other than Permitted Liens) over its undertaking or any of its assets, rights or revenues;

(e) except for such filings, registrations and recordings as are specified under this Agreement and the other Lessee’s Documents, it is not necessary or advisable under the laws of the State of Registration or the Habitual Base in order to ensure the validity, effectiveness or enforceability of any Lessee’s Document or to protect the rights of Lessor in the Aircraft or any part thereof that any Lessee’s Document or any other instrument be filed, registered or recorded or that any registration or any other action be taken, and under such laws, the rights of Lessor in the Aircraft will have priority in all respects over the claims of all creditors of Lessee;

(f) the obligations of Lessee under the Lessee’s Documents are, or upon execution thereof by Lessee will be, direct, general and unconditional obligations of Lessee and rank, or will rank, at least pari passu with all other present and future unsecured and unsubordinated obligations (including contingent obligations) of Lessee save for obligations mandatorily preferred by law and not by reason of any Lien;

(g) no event has occurred that constitutes a contravention of, or default under, any agreement by which Lessee or any of its assets is bound or affected, and that could reasonably be expected to have a material adverse effect on Lessee’s ability to observe or perform its obligations under the Lessee’s Documents;

(h) no litigation, arbitration or administrative proceeding that could (by itself or together with any other such proceedings or claims) reasonably be expected to have a material adverse effect on Lessee’s ability to observe or perform its obligations under the Lessee’s Documents is (to Lessee’s knowledge) presently in progress or pending against Lessee or any of its assets;

(i) the unaudited financial statements of Lessee prepared by Lessee’s management for the fiscal year ended December 31, 2010 have been prepared in accordance with Mexican generally accepted accounting principles and practices (“GAAPP”), and when delivered, the audited financial statements of Lessee for the fiscal year ended December 31, 2010 have been prepared in accordance with International Financial Reporting Standards and fairly present the results of its operations for that period and its financial condition at December 31, 2010 and, in particular, to the extent required by International Financial Reporting Standards accurately disclose or reserve against all the liabilities (actual or contingent) of Lessee, and, to Lessee’s knowledge, after reasonable inquiry, there has been no material adverse change to the financial condition of Lessee since December 31, 2010, except as otherwise previously disclosed to Lessor in writing;

(j) all necessary returns have been timely delivered by Lessee to the applicable taxation authorities for which the failure to file could reasonably be expected to have a material adverse effect on the financial condition of Lessee or an adverse effect on Lessee’s ability to observe or perform any of its obligations under the Lessee’s Documents, taking into account all other obligations that Lessee must observe or perform at that time, Lessee is not in default in the payment of any Taxes shown to be payable on any such returns and no claim is being asserted with respect to Taxes that is not disclosed in the audited financial statements referred to in clause (i) above that if payable, could reasonably be expected to have a material adverse effect on the financial condition of Lessee or an adverse effect on Lessee’s ability to observe or perform any of its obligations under the Lessee’s Documents, taking into account all other obligations that Lessee must observe or perform at that time;

(k) the financial and other information furnished by or on behalf of Lessee to Lessor and its Affiliates in writing does not, to Lessee’s knowledge, contain any untrue statement of a material fact or omit to state any material fact the omission of which makes the statements therein, in the light of the circumstances under which they were made, misleading, nor omits to disclose any material matter that has or could reasonably be expected to have a material adverse effect on the financial condition of Lessee or an adverse effect on Lessee’s ability to observe or perform any of its obligations under the Lessee’s Documents and all expressions of expectation, intention, belief and opinion contained therein were honestly made on reasonable grounds after due and careful enquiry by Lessee;

(l) Lessee, under applicable law, is subject to private commercial law and suit, and neither Lessee nor its properties or assets have any right of immunity from suit or execution on the grounds of sovereignty in the United States;

(m) no Default or Event of Default has occurred and is continuing;

(n) Lessee has not granted to, or registered in favor of, any person other than Lessor an “international interest,” “national interest,” “prospective international interest” (as such terms are defined in the Cape Town Convention) or a de-registration and export request authorization with respect to the Airframe or any Engine;

(o) assuming that no part of the assets to be used by Lessor to acquire its interest in the Aircraft or any Lender to provide financing in respect of the Aircraft constitutes assets of an “employee benefit plan” as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, a “plan” as defined in Section 4975 of the Code which is subject to Section 4975 of the Code, an entity whose underlying assets include “plan assets” by reason of any such employee benefit plan’s or plan’s investment in such entity, or a governmental, church or non-U.S. plan which is subject to any federal, state, local or non-U.S. law that is similar to the prohibited transaction provisions of Section 406 of ERISA or Section 4975 of the Code, the execution and delivery of this Agreement and the other Lessee’s Documents and the transactions contemplated hereby and thereby will be exempt from, or will not involve any transaction which is subject to, the prohibitions of either Section 406 of ERISA or Section 4975 of the Code and will not involve any transaction in connection with which a penalty could be imposed under Section 502(i) of ERISA or a tax could be imposed pursuant to Section 4975 of the Code; and

(p) Lessee has duly appointed and registered an officer of Lessee with the International Registry an administrator to act on behalf of Lessee as a transacting user entity.

2.2 Lessor’s Representations and Warranties.

(a) Lessor acknowledges that Lessee has entered into this Agreement and the other Lessee’s Documents to which it is a party in full reliance on representations and warranties by Lessor on the terms set forth in this clause; and Lessor now represents and warrants to Lessee that the following statements are on the date hereof, and on the Delivery Date will be, true and accurate:

(i) Lessor is a national banking association duly organized, validly existing and in good standing under the federal banking laws of the United States of America and has full power and authority to conduct its business as presently conducted, and has full power and authority to the extent provided herein or in the other Operative Documents to which it is a party, to enter into and perform its obligations hereunder and under the other Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby;

(ii) Lessor’s organizational documents incorporate provisions that permit, and all necessary action has been taken to authorize, and all necessary authorizations of any Government Entity have been duly and unconditionally obtained and are now in full force and effect that are required to authorize Lessor to sign and deliver, and to perform the transactions contemplated by, the Lessee’s Documents to which Lessor is a party; provided that no representation or warranty is made with respect to the Transportation Code or any laws relating to aviation or the nature of the equipment owned by Lessor other than such laws relating to the citizenship requirements of Lessor;

(iii) Lessor has duly authorized, executed and delivered this Agreement, and this Agreement constitutes, and when executed and delivered by Lessor the other Operative Documents to which Lessor is a party will constitute, the legal, valid and binding obligations of Lessor enforceable against it accordance with their respective terms (except to the extent such enforceability may be limited by insolvency, moratorium, bankruptcy, reorganization or other laws affecting the rights of creditors generally);

(iv) neither the execution and delivery of the Operative Documents to which Lessor is a party nor the performance by Lessor of any of the transactions contemplated therein to be performed by Lessor will: (i) contravene or constitute a violation or breach of or a default under any existing law or agreement by which it or any of its assets is bound, any agreement to which it is a party or its organizational documents, provided that no representation or warranty is made with respect to the Transportation Code or any laws relating to aviation or the nature of the equipment owned by Lessor other than such laws relating to the citizenship requirements of Lessor; (ii) cause any limitation on it, or the power of its directors and officers, whether imposed by or contained in its organizational documents or any existing law, agreement or otherwise, to be exceeded; or (iii) result in the creation or imposition of, or oblige it to create, any Lessor’s Lien (other than pursuant to an Operative Document or a Security Document);

(v) no event has occurred that constitutes a contravention of, or default under, any agreement by which Lessor or any of its assets is bound or affected, and that would have a material adverse effect on Lessor’s ability to observe or perform its obligations under the Operative Documents to which it is a party;

(vi) no litigation, arbitration or administrative proceeding that would (by itself or together with any other such proceedings or claims) have a material adverse effect on the ability of Lessor to observe or perform its obligations under the Operative Documents to which it is a party is (to Lessor’s knowledge) presently in progress or pending or threatened against Lessor or any of its assets;

(vii) on the Delivery Date, Lessor shall have received whatever title to the Aircraft was conveyed to it by Manufacturer under the Purchase Agreement;

(viii) on the Delivery Date, the Aircraft shall be free and clear of all Lessor’s Liens, other than Liens arising under the Security Documents; and

(ix) Lessor is a Citizen of the United States.

2.3 No Prejudice. The rights of any party hereto in relation to any misrepresentation or breach of warranty by the other party shall not be prejudiced by any investigation by or on behalf of the first party into the affairs of the other party, by the performance of this Agreement and the other Operative Documents to which it is a party or by any other act or thing done or omitted by the first party that would, but for this Clause 2.3, prejudice such rights.

CLAUSE 3. CONDITIONS PRECEDENT.

3.1 Lessor’s Conditions Precedent. Lessor’s obligation to deliver and commence the leasing of the Aircraft under this Agreement is subject to fulfilment of each of the following conditions:

(a) Lessor shall have received the following documents, each in form and substance reasonably acceptable to Lessor, on or prior to Delivery or as soon as practicable after Delivery as noted below:

(i) an opinion of general in-house counsel to Lessee, addressed to Lessor, Beneficiary, JSA, and the Lenders in form and substance reasonably acceptable to Lessor and the Lenders (which legal opinions do not include legal opinions as to the U.S. income tax consequences or matters arising from this Agreement);

(ii) an opinion of special U.S. counsel to Lessee, addressed to Lessor, Beneficiary, JSA, and the Lenders in form and substance reasonably acceptable to Lessor and the Lenders;

(iii) an opinion of Crowe & Dunlevy, FAA counsel, addressed to Lessor, Beneficiary, JSA, and the Lenders in form and substance acceptable to Lessor and the Lenders;

(iv) the Lease Supplement and Technical Acceptance Certificate duly executed on behalf of Lessee;

(v) a certificate substantially in the form of Schedule 3 signed by a duly authorized officer of Lessee together with the documents referred to in such certificate;

(b) copy of the constitutional documents of Lessee, updated, along with any modifications or amendments thereto;

(c) copies of all consents, licenses, authorizations and approvals of any governmental agency or authority and of any trustee or holder of any indebtedness or obligations of Lessee (if any), that are required in connection with the execution, delivery and performance of this Agreement and the other Operative Documents to which it is a party, duly certified by an authorized officer of Lessee, including, but not limited to:

(i) a certified copy of an extract of the board of directors resolution of the Lessee (i) approving the entry into and execution of this Lease, the Lease Supplement and the Operative Documents in accordance with their terms and conditions;

(ii) copy of the approval required from the DGAC with respect to the leasing of a foreign-registered Aircraft;

(iii) promptly after Delivery, a certificate of airworthiness for the Aircraft from the Aviation Authority;

(iv) promptly after Delivery, evidence that Lessee has received authorization from the DGAC to incorporate the Aircraft to its fleet, which evidence shall include, but not be limited to, a copy of Lessee’s air operator’s certificate and/or operations specifications, duly annotated to reflect the inclusion of the Aircraft and to a copy of the approval issued by the DGAC for the commencement of operations of the Aircraft;

(v) any other consents or authorizations required by the Aviation Authority and the DGAC;

(d) evidence that the owner’s ownership interest, Lessor’s interest in this Lease and any Lender’s security interest in the Lease and in the Aircraft have been duly recorded in the State of Registration;

(e) promptly after Delivery, evidence satisfactory to the Lessor that all applicable required import licenses (pedimento de importación) and customs duties in respect of the Aircraft have been paid in full by the Lessee (or, if the same are not yet payable, that arrangements satisfactory to the Lessor have been made for the payment thereof by the Lessee when they become payable), being acknowledged that the document evidencing importation of the Aircraft can only be made upon Lessee’s import of the Aircraft into Mexico) and that import is exempt from Taxes;

(f) an insurance brokers’ certificate addressed to Lessor and the Indemnitees evidencing to the reasonable satisfaction of Lessor that the insurance required by Clause 14 on and with respect to the Aircraft is in full force and effect, together with a broker’s letter of undertaking addressed to the Indemnitees in form and substance reasonably acceptable to Lessor;

(g) a summary of the Maintenance Program;

(h) UCC financing statements in respect of the Aircraft and Engines leased hereunder in a form acceptable for filing with the applicable Governmental Entity;

(i) any other documents reasonably required by Lessor with respect to the transactions contemplated by the Operative Documents and with respect to Lessee or the Aircraft;

(j) Lessor shall have received 6 (six) counterparts duly executed by Lessee of this Agreement and the other Lessee’s Documents; and, at least 1 (one) additional original set, executed by Lessee and duly ratified before a Mexican Notary Public or corredor;

(k) the Aircraft shall have been, or simultaneously with Delivery shall be, registered with the Aviation Authority in the name of Lessor in accordance with Clause 9.1 hereof;

(l) confirmation that Lessee has duly registered itself as a transaction user entity with the International Registry and has consented to the person approved by Lessor as its professional user or professional user entity for dealings with the International Registry;

(m) Lessor shall have, promptly following Delivery, a valid registered “international interest” (as such term is defined in the Cape Town Convention) under this Agreement with respect to the Airframe and each Engine and Lessor shall have received a search certificate from the International Registry confirming the same;

(n) Lessor shall have received the Basic Rent and Security due on or before the Delivery Date;

(o) no Event of Default hereunder or default by Lessee under any other Lessee’s Document shall have occurred and be continuing on the Delivery Date or would arise by reason of the occurrence of the transactions contemplated in Lessee’s Documents;

(p) each of the representations and warranties of Lessee contained in Clause 2.1 and each of the other Lessee’s Documents shall be true and accurate on the Delivery Date as if made on the date thereof;

(q) no change shall have occurred after the date of this Agreement in any applicable law or in the interpretation thereof that, in Lessor’s reasonable opinion, would make it illegal for Lessor and/or Lessee to perform any of their respective obligations under this Agreement or any of the other Lessee’s Documents;

(r) Lessee or Manufacturer shall have affixed a fireproof plate (having dimensions of not less than 10 cm. x 7 cm.) in a prominent position in the cockpit of the Aircraft and on each Engine stating:

“THIS AIRCRAFT/ENGINE IS OWNED BY WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, AS OWNER TRUSTEE, AND IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF [WILMINGTON TRUST COMPANY], AS SECURITY TRUSTEE”.

(s) evidence that all necessary stamp duties or other Taxes have been duly and timely paid by Lessee in relation to this Agreement, the Lease Supplement and any other Operative Documents;

(t) a Spanish translation of this Lease and the Lease Supplement certified by an approved translator authorized by the Superior Tribunal of Justice of the Federal District of Mexico or by the Council of the Federal Judicature;

(u) if applicable, a consent to deregistration and repossession, in the form of the IDERA;

(v) an Irrevocable Power of Attorney, notarized by a Mexican notary public to be valid and enforceable and otherwise in form and substance acceptable to Lessor, but substantially in the form attached hereto as Schedule 11;

(w) promptly after Delivery, evidence of the filing and recordation or registration of this Lease, the Lease Supplement and any amendments thereto with the DGAC or any other relevant Governmental Entity if and to the extent required under Applicable Law, and the payment of all fees and Taxes in connection therewith, if any; and

(x) the Delivery Documents.

3.2 Waiver. The conditions precedent set forth in Clause 3.1 are for the sole benefit of Lessor and may be waived or deferred by Lessor in whole or in part and with or without conditions. If any of such conditions precedent are not satisfied on the Delivery Date and Lessor (in its absolute discretion) nonetheless agrees to deliver the Aircraft to Lessee, Lessee shall ensure that such conditions precedent are satisfied within ten (10) Business Days after the Delivery Date and failure of Lessee to do so shall constitute an Event of Default.

3.3 Lessee’s Conditions Precedent. The conditions precedent to Lessee’s obligation to accept Delivery and commence the leasing of the Aircraft are set forth on Schedule 9 hereto.

CLAUSE 4. COMMENCEMENT.

4.1 Term of Leasing.

(a) General. Lessor will lease the Aircraft to Lessee and Lessee will take delivery of the Aircraft on lease in accordance with this Agreement for the duration of the Term.

(b) Termination Prior to Delivery. If (x) an Event of Default has occurred and is continuing under the Operative Documents, or (y) (1) a “Default” or “Event of Default” has occurred and is continuing under (and as defined in) the Purchase Agreement, or (2) the obligation to buy or sell the Aircraft has been terminated under the Purchase Agreement in accordance with the terms thereof, or (z) if the Purchase Agreement is terminated, Lessor may, at its option and without any liability therefor, by the giving of notice to Lessee, terminate its commitment hereunder to lease the Aircraft. Lessor shall not be responsible for any loss or expense or any loss of profit arising from failure to deliver the Aircraft to Lessee under this Agreement. Such termination by Lessor shall be without limitation of the rights of Lessor under Clause 16.2 hereof.

(c) Risk of Loss. During the Term and until physical possession of the Aircraft is accepted by Lessor upon the tender of return by Lessee, the Aircraft, the Engines and every Part will be in every respect at the sole risk of Lessee, who will bear all risk of loss, theft, damage or destruction to the Aircraft, any Engine or any Part from any cause whatsoever.

4.2 Delivery. Lessor, subject to satisfaction of the conditions precedent set forth in Clause 3.1, will deliver the Aircraft to Lessee and Lessee will accept the Aircraft at the Delivery Location or such other location at which the Aircraft is delivered to Lessor by the Manufacturer under the Purchase Agreement, and Lessor and Lessee will commence the leasing of the Aircraft under this Agreement by the execution and delivery of the Lease Supplement. Lessee will, at the time of Delivery, execute and deliver to Lessor the Technical Acceptance Certificate. Lessee’s acceptance of the Aircraft shall be regarded for all purposes as absolute, unconditional and irrevocable. Lessee shall not be entitled for any reason whatsoever to refuse to accept delivery of the Aircraft or any part thereof under this Agreement once the same has been accepted by buyer. Lessor shall not have any responsibility to Lessee for, or arising out of, any delay in the delivery of the Aircraft or any part thereof or for any damage incurred in the course of delivery except to the extent that it refuses to deliver the Aircraft to Lessee hereunder after it has received it from the Manufacturer pursuant to the Purchase Agreement and all conditions precedent under Clause 3.1 have been satisfied. It is understood and agreed that Lessee shall participate with Lessor in the Manufacturer’s customary configuration development process for the Aircraft and shall consult with Lessor in a timely fashion to establish a mutually agreeable final specification for the Aircraft prior to the respective cut-off dates dictated by the customization milestones chart to be supplied by the Manufacturer to Lessor (and, subject to any applicable confidentiality obligations of Lessor, to Lessee) pursuant to the Purchase Agreement. In any event, the final specification for the Aircraft shall be agreed by the Contractual Definition Freeze Date (as defined in the Purchase Agreement), both parties acting reasonably and in good faith. Subject to the terms of the Purchase Agreement, the Standard Specification (as defined in the Purchase Agreement) may, by mutual agreement between Lessee and Lessor, be amended from time to time.

4.3 Licenses. Lessee will at its expense obtain all licenses, permits and approvals which may be necessary to export and/or transport the Aircraft from the

Delivery Location. Lessor will furnish such data and information as Lessor may have in its possession and as may be reasonably requested by Lessee in connection with obtaining any such license, permit or approval.

4.4 Quiet Enjoyment; Lessor Party Covenants.

(a) Quiet Enjoyment. Subject to the provisions of this Agreement, including the provisions for early termination, or unless compelled to do so by any applicable law, so long as no Event of Default has occurred and is continuing, each Lessor Party agrees that it will not disturb Lessee’s quiet use, possession and enjoyment of the Aircraft during the Term.

(b) Lessor Obligations Following Termination Date. Provided that no Default or Event of Default has occurred and is continuing, within five Business Days after (i) redelivery of the Aircraft to Lessor in accordance with and in the condition required by this Agreement, or (ii) payment to Lessor of the Agreed Value following a Total Loss after the Delivery Date, or in each case unless, within such five Business Days period, Lessor provides written notice stating that Lessee has not paid all amounts which may then be outstanding under this Agreement and the other Lessee’s Documents, Lessor will pay to Lessee (x) the amount of any Basic Rent received from Lessee in respect of any period falling after the date of redelivery of the Aircraft or payment of the Agreed Value, as the case may be, and (y) an amount equal to the cash Security paid to Lessor less the sum of amounts (if any) applied pursuant to Clause 6.2(b).

(c) Lessor Payments. Provided that no Default or Event of Default has occurred and is continuing, Lessor shall make the contribution payments in respect of the maintenance, overhaul and modification of the Aircraft provided in Annex A. Except as expressly provided in Annex A, no Lessor Party shall have any obligation whatsoever in respect of any repair, maintenance, overhaul or modification of the Aircraft.

(d) Registration of International Interest. Lessor will not discharge or consent to the discharge of the registration of an international interest with regard to the Airframe or the Engines unless: (i) the leasing of the Aircraft has been terminated in accordance with the terms of this Agreement; or (ii) the Lessor is pursuing remedies following the occurrence of an Event of Default, or (iii) such discharge is necessary in order to effect a transfer of the Aircraft in accordance with the terms of this Agreement.

(e) Citizenship. Lessor agrees that if, during such time as the Aircraft is registered or is to be registered in the United States, (a) it shall not be a Citizen of the United States and (b) the Aircraft shall be, or would therefore become, ineligible for registration in the name of Lessor under the Act and regulations then applicable thereunder (without giving consideration to Section 47.9 of the FAA regulations or any other provision that may restrict Lessee’s use or operation of the Aircraft), then Lessor shall immediately effect voting trust or other similar arrangements or take any other action as may be necessary to prevent any deregistration or maintain the United States registration of the Aircraft. Lessee agrees, upon the request and at the sole expense of Lessor, to provide reasonable cooperation with Lessor in complying with its obligations pursuant to this Clause 4.4(e).

CLAUSE 5. DISCLAIMERS.

5.1 General Disclaimers.

(a) LESSEE, AS BETWEEN ITSELF AND THE LESSOR PARTIES, ACKNOWLEDGES AND AGREES THAT LESSEE ALONE HAS SELECTED THE AIRCRAFT FOR PURCHASE FROM THE MANUFACTURER AND LEASING BY LESSOR TO LESSEE.

(b) LESSEE, AS BETWEEN ITSELF AND THE LESSOR PARTIES, UNCONDITIONALLY AGREES THAT THE AIRCRAFT AND EACH PART THEREOF IS TO BE LEASED IN AN “AS IS, WHERE IS” CONDITION AS AT THE DELIVERY DATE AND THROUGHOUT THE TERM, AND NO TERM, CONDITION, WARRANTY, REPRESENTATION OR COVENANT OF ANY KIND HAS BEEN MADE OR IS GIVEN BY ANY LESSOR PARTY OR ITS SERVANTS OR AGENTS IN RESPECT OF THE AIRWORTHINESS, VALUE, QUALITY, DURABILITY, CONDITION, DESIGN, OPERATION, DESCRIPTION, MERCHANTABILITY, SATISFACTORY QUALITY OR FITNESS FOR USE OR PURPOSE OF THE AIRCRAFT OR ANY PART THEREOF, AS TO THE ABSENCE OF LATENT, INHERENT OR OTHER DEFECTS (WHETHER OR NOT DISCOVERABLE), OR AS TO THE ABSENCE OF ANY INFRINGEMENT OF ANY PATENT, COPYRIGHT, DESIGN, OR OTHER PROPRIETARY RIGHT; AND ALL CONDITIONS, WARRANTIES AND REPRESENTATIONS (OR OBLIGATION OR LIABILITY, IN CONTRACT OR IN TORT) IN RELATION TO ANY OF THOSE MATTERS, EXPRESSED OR IMPLIED, STATUTORY OR OTHERWISE, ARE EXPRESSLY EXCLUDED.

(c) DELIVERY OF THE LEASE SUPPLEMENT AND THE TECHNICAL ACCEPTANCE CERTIFICATE BY LESSEE TO LESSOR SHALL BE CONCLUSIVE PROOF AS BETWEEN EACH LESSOR PARTY ON THE ONE HAND AND LESSEE ON THE OTHER HAND THAT LESSEE’S TECHNICAL EXPERTS HAVE EXAMINED AND INVESTIGATED THE AIRCRAFT AND EACH PART THEREOF AND THAT THE AIRCRAFT AND EACH PART THEREOF IS AIRWORTHY AND IN GOOD WORKING ORDER AND REPAIR, WITHOUT DEFECT (WHETHER OR NOT DISCOVERABLE AT THE DELIVERY DATE) AND (EXCEPT AS OTHERWISE STATED THEREIN) IN EVERY WAY SATISFACTORY TO LESSEE.

(d) TO THE FULLEST EXTENT NOW OR HEREAFTER PERMITTED BY APPLICABLE LAW, THE LESSEE HEREBY WAIVES ALL OF THE RIGHTS AND REMEDIES CONFERRED UPON A LESSEE UNDER SECTIONS 2-A-508 THROUGH 522 OF THE UCC (EXCEPT ANY RIGHTS OF LESSEE TO BRING A CLAIM FOR DAMAGES, OTHER THAN FOR LOST PROFITS OR CONSEQUENTIAL DAMAGES, ARISING AS A RESULT OF ANY BREACH BY LESSOR OF ANY EXPRESS COVENANT IN AN OPERATIVE DOCUMENT OR A REPUDIATION OF THIS LEASE BY LESSOR (PROVIDED THAT THIS PARENTHETICAL SHALL NOT REDUCE

LESSEE’S OBLIGATIONS UNDER THIS AGREEMENT)). LESSEE AND LESSOR HEREBY ACKNOWLEDGE AND AGREE THAT THE FOREGOING HAS BEEN NEGOTIATED.

5.2 Deficiencies and Delays. Lessee agrees that, from and after the Delivery Date, no Lessor Party not in possession of the Aircraft shall be liable for any liability, claim, proceeding, loss, damage, fee, cost or expense of any kind caused directly or indirectly by, or associated with, the Aircraft or any part thereof, any inadequacy of the Aircraft for any purpose or any deficiency or defect therein, the use or performance of the Aircraft, any maintenance, repairs, replacement or modification to the Aircraft or for any interruption or loss of service or use of the Aircraft or any loss of business or other consequential damage or any damage whatsoever relating to such matters.

5.3 Repairs and Replacement. If the Aircraft or any part thereof is lost, confiscated, damaged, destroyed or otherwise rendered unfit or unavailable for use after Delivery, Lessor shall not be liable to repair the same or to supply any equipment in substitution therefor.

CLAUSE 6. RENT AND OTHER PAYMENTS.

6.1 Rent.

(a) Basic Rent. On each Basic Rent Payment Date, Lessee will pay to Lessor as Basic Rent an amount equal to the Basic Rent Amount; provided that on the Delivery Date, Lessee shall pay to Lessor an amount equal to ***** (the “Initial Basic Rent Payment”). Upon determination of the Basic Rent Amount pursuant to the definition thereof in Annex A, Lessor will notify Lessee of such amount to be recorded in the Technical Acceptance Certificate.

(b) Supplemental Rent. Lessee also agrees to pay to Lessor, or at Lessor’s direction to whomsoever shall be entitled thereto, any and all Supplemental Rent promptly as the same shall become due and owing, and in the event of any failure on the part of Lessee to pay any Supplemental Rent, Lessor shall have all rights, powers and remedies provided for herein or by law or equity as in the case of non-payment of Basic Rent. Lessee will also pay to Lessor, as Supplemental Rent, interest at the Default Rate (all computations of interest under this Agreement to be made on the basis of a 360-day year and the actual number of days elapsed) on any part of any installment of Basic Rent not paid on the due date thereof for any period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due hereunder for the period for which the same shall be overdue.

6.2 Security.

(a) Security Amount. At least ***** prior to the Scheduled Delivery Date, Lessee shall pay as Supplemental Rent to Lessor the Security Amount (such amount of Supplemental Rent together with all other and further payments made to Lessor under this Clause 6.2, the “Security”). No interest will accrue or be paid to Lessee in respect of the Security and Lessor shall be free to commingle the Security with its unrestricted cash accounts.

(b) Application. If an Event of Default has occurred and is continuing, Lessor may apply all or any portion of the Security in or towards satisfaction of any sums due to Lessor by Lessee or to compensate Lessor for any sums that it may in its discretion advance or expend pursuant to Clause 19.10 as a result of any such failure or default by Lessee. If Lessor so applies all or any portion of the Security, such application shall not be deemed a cure or waiver of any such failure or default, unless and until Lessee has paid to Lessor as Supplemental Rent an amount equal to the amount so applied.

(c) Return of Security. Provided that no Default or Event of Default has occurred and is continuing, the balance of the Security (if any) shall be returned to Lessee within ***** after full and final performance by Lessee of all of its obligations under all of the Lessee’s Documents.

6.3 Maintenance Payments. Lessee shall pay to Lessor as Supplemental Rent the Maintenance Payments as provided in Annex A.

6.4 Payment Obligations Unconditional. Lessee’s obligation to pay Rent shall be absolute and unconditional irrespective of any contingency whatsoever including, without limitation, (i) any right of set-off, counterclaim, recoupment, defense, withholding (other than any withholding of Taxes required by law to be made from payments of Rent hereunder for which the Lessee has no gross-up or indemnity obligation pursuant to Clause 18 or 19.2(a)) or other right Lessee may have against Lessor or any other person, (ii) any unavailability of the Aircraft for any reason, (including, without limitation, a requisition thereof not constituting a Total Loss) or any prohibition or interruption of or other restriction against Lessee’s use, operation or possession of the Aircraft, any interference with such use, operation or possession or any lack or invalidity of title or any other defect in the title, airworthiness, merchantability, fitness for any purpose, condition, design or operation of any kind or nature of the Aircraft, or the ineligibility of the Aircraft for any particular use or trade, or for registration or documentation under the laws of any relevant jurisdiction, or the Total Loss of, or any damage (not constituting a Total Loss) to, the Aircraft, (iii) any insolvency, bankruptcy, reorganization, arrangement, readjustment of debt, dissolution, liquidation, concurso mercantil, or similar proceedings by or against Lessor or Lessee, (iv) any invalidity or unenforceability or lack of due authorization of, or other defect in, this Agreement or any of the other Operative Documents, (v) any failure or delay on the part of Lessee or of Lessor or any Lender duly to perform or comply with its obligations under this Agreement or any Operative Document, and (vi) any other cause that, but for this provision, would or might have the effect of terminating, discharging or in any way affecting any obligation of Lessee hereunder. Nothing in this Clause 6.4 will be construed to extinguish or otherwise limit Lessee’s right to institute legal proceedings against Lessor or any other person for damages in the event of Lessor’s breach of this Agreement or otherwise.

6.5 Currency of Payments. All payments hereunder shall (except in any case where Lessee is obliged to pay any amount to Lessor or indemnify or reimburse an Indemnitee in respect of any amount, and such amount is denominated in another currency, in which case Lessee shall pay such amount in such other currency) be made in US Dollars in immediately available funds on the due date for payment settled through the New York Clearing House System (or such other funds as may for the time being be customary for the settlement in New York City of international payment in dollars).

6.6 Currency Indemnity. If, under any applicable law, whether as a result of judgment against Lessee or the liquidation of Lessee or for any other reason, any payment under or in connection with this Agreement is made or is recovered in a currency (the “other currency”) other than the currency (the “currency of obligation”) in which it is payable pursuant to this Agreement then:

(i) to the extent that the payment (when converted into the currency of obligation at the rate of exchange on the date of payment or, in the case of a liquidation, the latest date for the determination of liabilities permitted by the applicable law) falls short of the amount unpaid under this Agreement, Lessee shall, as a separate and independent obligation, fully indemnify Lessor and any other person entitled to such payment against the amount of the shortfall;

(ii) Lessee shall indemnify Lessor and any other person entitled to such payment as an independent obligation against any loss or liability arising out of or as a result of the conversion; and

(iii) Lessee shall pay on an After-Tax Basis to Lessor and any other person entitled to such payment, any exchange costs and Taxes payable in connection with such conversion.

For the purposes of this clause “rate of exchange” means the rate at which Lessor or such other person entitled to payment is able on the relevant date to purchase the currency of obligation in New York (or at its option, London) with the other currency.

6.7 Authorizations for Payments. Lessee shall obtain or procure that there are obtained all certificates, licenses, permits and other authorizations that are from time to time required for the making of the payments required by this Agreement on the date and in the amounts and currency that are stipulated herein, and shall maintain the same or procure that the same are maintained in full force and effect for so long as the same shall be required.

6.8 Set-off. At any time after the occurrence of an Event of Default and as long as the same is continuing, a Lessor Party may set off any matured obligation owed by Lessee under this Agreement or the other Lessee’s Documents against any matured obligation owed by that Lessor Party to Lessee, regardless of the place of payment or currency. If the obligations are in different currencies, a Lessor Party may convert either obligation at the market rate of exchange available in New York for the purpose of the set-off. No Lessor Party will be obliged to pay any amounts to Lessee under this Agreement so long as any sums which are then due from Lessee to any Lessor Party under this Agreement or other Lessee’s Documents remain unpaid or any Event of Default is continuing, and any such amounts which would otherwise be due will fall due only if and when Lessee has paid all such sums and cured to Lessor’s satisfaction all such Events of Default, except to the extent that a Lessor Party otherwise agrees or sets off such amounts against such payment pursuant to the foregoing provisions.

6.9 Lessor’s Account; Receipt of Payment. All payments by Lessee under this Agreement shall be made to such bank and/or account as Lessor may from time to time notify Lessee no less than five Business Days prior to the due date of any such payment. All payments must be received at such account for value on the due date therefor. If any due date is not a Business Day, payment is due on the preceding Business Day.

CLAUSE 7. FEES AND EXPENSES.

Each party to this Agreement shall pay its own expenses (including, without limitation, legal and other out-of-pocket expenses) incurred in connection with the negotiation, preparation and completion of this Agreement and the Operative Documents except Lessee shall pay: (a) all legal fees and expenses of its counsel incurred in providing the opinions required under Clause 3.1(a)(i), (ii) and (iii); (b) all fees, costs and expenses associated with (i) perfecting this Agreement or any other Lessee’s Document in the State of Registration or any state thereof and the Habitual Base including (but not limited to) the provision of translations, registrations, notarizations or legalizations, if required, and all fees and expenses incurred by Lessor and Beneficiary with respect to the Purchase Agreement (such costs to be in line with customary industry expenses for such transactions as benchmarked against similar transactions completed by or for the benefit of Lessee and Lessor in the past), and any registrations on or searches of the International Registry in connection with the Delivery of the Airframe and Engines or the commencement or termination of this Agreement and (ii) the registration of the Aircraft and integration of the Aircraft into Lessee’s fleet; and (c) all fees, costs and expenses (including legal, professional, inspection and out of pocket expenses and other costs) payable or incurred by any Lessor Party in connection with any exercise of remedies under Clause 16.2 hereof or under any other Operative Document, the enforcement of or preservation of any Lessor Party’s rights under this Agreement, or in respect of the repossession of the Aircraft. Notwithstanding the foregoing, all costs and expenses associated with the filing or registering of any mortgage, security document or other security interest of any Lender shall be borne by Lessor.

CLAUSE 8. GENERAL UNDERTAKINGS.

8.1 Duration. Lessee shall perform and comply with all of its undertakings, covenants and agreements in this Agreement from the date of this Agreement until expiration or earlier termination of the Term and redelivery of the Aircraft to Lessor or after a Total Loss and payment of the Agreed Value to Lessor. All such undertakings, covenants and agreements shall be performed at Lessee’s expense except where this Agreement expressly provides otherwise.

8.2 Notice of Event of Default; Certificate.

(a) Lessee shall immediately notify Lessor if Lessee becomes aware of the occurrence of an Event of Default or of any other event or circumstance that could have a material adverse effect on its ability to perform any of its obligations under Lessee’s Documents, taking into account all other obligations that Lessee must observe or perform at that time, and shall provide Lessor with full detail of any steps that Lessee is taking, or proposes to take, to remedy or mitigate the effect of the Event of Default or such other event or circumstance.

(b) If the Aircraft is subleased to a sublessee, Lessee shall immediately notify Lessor if that sublease is terminated or terminates (other than as a result of the normal expiration thereof) and if Lessee becomes aware of any breach of or default thereunder, Lessee shall provide Lessor with full detail of any steps it or the applicable sublessee is taking, or proposes to take, to remedy or mitigate the effect of such breach or default.

(c) Lessee shall, upon written request by Lessor, provide to Lessor a confirmation as to whether an Event of Default or such other event or circumstance as is referred to in paragraphs (a) or (b) above has then occurred or is then subsisting.

(d) Lessee shall, upon written request by any Lessor Party, provide to a new transferee or assignee of a Lessor Party’s rights in the Aircraft or any Operative Document or to a new Lender a certificate containing representations as to (i) the matters set forth in Clause 8.2(c), (ii) the truth and accuracy of each of the representations and warranties set forth in Clause 2.1 as of the date of such certificate with such qualifications and exceptions as shall be necessary so that the same are true and accurate, (iii) payment of Rent and Maintenance Payments, (iv) receipt by Lessee of payments under Annex A and (v) whether to Lessee’s knowledge any Lessor Party is in breach of any term or condition contained in this Agreement or any other Lessee’s Document.

8.3 Financial and Other Information.

(a) Lessee shall deliver or cause to be delivered to Lessor promptly after the same are available (and in any event within 180 days) after the end of each of its financial years ending after the date hereof, a copy of its audited financial statements for such financial year, which (i) shall be audited by independent, certified public accountants in accordance with Mexican generally accepted accounting principles and practices (“GAAPP”) or International Financial Reporting Standards (“IFRS”), provided that once Lessee has elected to use IFRS, such election shall be final and Lessee shall not then revert to Mexican GAAPP to fulfill its reporting obligations hereunder, (ii) shall fairly present the financial position of Lessee as at the date as of which they were prepared and the results of the operations of Lessee for the period to which they relate and (iii) shall disclose all significant liabilities, actual or contingent, of Lessee.

(b) Lessee shall promptly provide Lessor with such financial, operational and other information concerning Lessee and its affairs as Lessor may from time to time reasonably request in the context of Lessee’s Documents and the transactions contemplated thereby.

(c) Lessee shall promptly provide Lessor with copies of such reports, notices, financial statements, correspondence and other documentation and information which are to be provided to or by any sublessee pursuant to its sublease as Lessor may from time to time reasonably request which relate to any breach of, or default under, any sublease.

(d) Lessee’s obligations hereunder shall be deemed satisfied should Lessee or Controladora publish, on a website generally available free of charge to the public, the equivalent of the information required to be provided by Lessee hereunder, and further notify Lessor in writing of the website address.

(e) Lessee shall notify Lessor promptly of the existence of any proceedings of a judicial or administrative nature involving Lessee, which could have a material adverse effect on the compliance of the obligations of Lessee under this Lease or that could affect its right of possession or use of the Aircraft, with the understanding that by being the property of Lessor, neither the Aircraft nor any Part thereof can be the subject of securement, trusteeship, attachment, deposit, lien, invasion, or seizure whether or not such act is the result of an order from competent authorities, and Lessee shall immediately take all steps to defend and promptly release the Aircraft or any Part thereof from any such securement, trusteeship, deposit, lien, invasion or seizure. Lessee shall for such purpose, at the request of Lessor or owner, acknowledge before any judicial or administrative authority the right of ownership of the Lessor and/or owner in respect of the Aircraft and inform and demonstrate to such authorities as applicable and as often as it may be required by Lessor and/or owner that the Aircraft is not owned by Lessee, that the relationship between Lessor and Lessee is strictly of a commercial nature and limited to the scope of this Lease, and that Lessee otherwise has no right, title or interest in the Aircraft and the Aircraft does not constitute any part of Lessee’s assets.

8.4 Existence. Lessee will not consolidate with or merge into or with any other corporation or other person, and not convey, transfer, lease or otherwise dispose of all or substantially all of its property and other assets to, or acquire all or substantially all of the property or other assets or capital stock of (if such acquisition is analogous in either purpose or effect to a consolidation or merger of Lessee), any corporation or other person, unless Lessee provides Lessor with thirty days prior written notice of such transaction and unless:

(a) the person formed by or surviving such consolidation or merger or the person which acquires by conveyance, transfer, lease or other disposition all or substantially all of such property and other assets or stock (the “Successor Entity”): (A) immediately after giving effect to such transaction, shall be Lessee or shall have acquired or succeeded to all or substantially all of the property and other assets of Lessee (if such assets are being transferred) as an entirety, and shall have a tangible net worth of not less than Lessee’s tangible net worth (determined in each case in accordance with International Financial Reporting Standards) immediately prior to such transaction; (B) shall make such recordations and filings with any Government Entity of the State of Registration as are reasonably necessary to evidence such consolidation, merger, sale, lease, transfer or other disposition; and (C) either (x) executes and delivers, or causes to be executed and delivered, to Lessor an agreement, in form and substance reasonably satisfactory to Lessor which is a legal, valid, binding and enforceable assumption by such Successor Entity of the due and punctual performance and observance of each covenant and condition of this Agreement and the other Lessee Documents or (y) by operation of law becomes bound by this Agreement and the other Lessee’s Documents, and in either case delivers to Lessor an officer’s certificate to such effect and to the effect that the other requirements of this Clause 8.4 have been satisfied, and a legal opinion from independent counsel reasonably satisfactory to Lessor to such effect and otherwise in such form and substance reasonably satisfactory to Lessor; and

(b) no Event of Default shall have occurred and be continuing as a result thereof.

Lessee shall pay all reasonable costs and expenses incurred by each Lessor Party (including reasonable legal fees and expenses) in relation to such consolidation or merger; provided, however, that for purposes of clarification, a public offering of up to 100% of the voting equity shares of Lessee shall not be deemed a change of existence under this Clause 8.4.

8.5 ERISA. At no time shall Lessee use or attempt to use any assets that would be deemed to be “plan assets” under the “plan asset regulations” promulgated pursuant to ERISA to satisfy any or all obligations under the Lessee’s Documents.

8.6 Lessee’s Jurisdiction. Lessee shall not change the jurisdiction in which it is located for purposes of Section 9-301 and 9-307 of the UCC and shall remain situated in Mexico (as described in the Cape Town Convention) except in either case upon thirty days prior written notice to Lessor.

8.7 Cape Town Convention. Lessor and Lessee agree:

(a)

that the events referred to in Clause 16.1 as Events of Default are events that constitute a default or otherwise give rise to the rights and remedies specified in Articles 8 to 10 and 13 of the Convention and Articles IX and X of the Protocol; and in such events, Lessor may, exercise its rights under Articles 8, 10 and 13 of the Cape Town

Convention and any rights expressed to be available to Creditors under the Cape Town Convention. Lessee hereby acknowledges that Article 13(2) of the Cape Town Convention shall be disapplied if Lessor chooses to exercise its rights under Article 13(1) of the Cape Town Convention in accordance with this Agreement. For the purpose of Article XI, alternative B of the Protocol, both parties hereby agree that the period required for the effects of Article XI, paragraph 2, shall be ten (10) days;

(b)	the Lessee shall execute and deliver for filing with the Aviation Authority the IDERA in accordance with its procedures;

(c)	the Lessor shall not be required to provide the Lessee with any prior notice (whether written, verbal or otherwise) of the Lessor’s use or exercise of the IDERA in accordance with the provisions of this Lease;

(d)	as between Lessee and Lessor, the Lessor has the power to dispose of the Aircraft for the purposes of Article 7 (B) of the Convention;

(e)	the Airframe is an airframe and accordingly is an aircraft object to which this Agreement relates for the purposes of the Convention and the Protocol and is an Airbus A320-200 aircraft with a manufacturer’s serial number [ ], and the Engines are aircraft engines and, accordingly, aircraft objects for the purposes of the Convention and the Protocol and are [ ] engines as more particularly described in the Technical Acceptance Certificate;

(f)	this Agreement shall be registered as a contract of lease in respect of the Aircraft at the International Registry, that such registration shall be initiated by the Lessor at any time after the date of execution of this Agreement and the Lessee shall provide all necessary co-operation and assistance to the Lessor in connection with such registration or subject to the provisions hereof, the amendment thereof and shall, in particular, provide the necessary electronic consent to such registration and any such amendment thereof, which electronic consent shall be given promptly after receipt by the Lessee of an electronic communication from the International Registry in accordance with the Cape Town Convention and the International Registry requesting the Lessee consent to such registration or amendment or, if earlier, Delivery;

(g)	the Lessor may assign the associated rights under any Assignment, and any such assignment shall be in accordance with the terms of this Agreement and shall transfer to the relevant assignee the related international interests of the Lessor;

(h)	the Lessee shall co-operate with the Lessor, at the Lessor’s expense with respect to effecting registration pursuant to the Cape Town Convention of the international interests of the Lender as creditor in respect of the relevant Financing Documents; and

(i)	if any Engine is replaced by a Replacement Engine purchased in accordance with this Agreement, the Lessee shall, at the Lessee’s expense and promptly following title acquisition, to the Replacement Engine being vested in the Lessor, take such steps under the terms of the Cape Town Convention as requested by the Lessor to ensure that all relevant international interests in respect of such Replacement Engine are registered and protected to the same extent as in relation to the replaced Engine.

CLAUSE 9. OPERATIONAL UNDERTAKINGS.

9.1 Registration, Title and Nameplates.

(a) At its own cost and expense, Lessee shall ensure that upon Delivery and at all times thereafter during the Term, the Aircraft is registered with the Aviation Authority in the name of Lessor as owner in accordance with applicable laws of the State of Registration (except to the extent that such registration cannot be effected with the Aviation Authority solely because of Lessor’s failure to comply with the citizenship requirements for registration of the Aircraft under the Transportation Code). During the Term, Lessee will cause this Agreement, all Lease Supplements and all amendments to this Agreement to be promptly filed and recorded or filed for recording with the Aviation Authority. Each of Lessor and Lessee agrees to cooperate with each other, at the expense of Lessee, to the extent necessary to maintain such registration, (including renewals thereof at periodic intervals as required by applicable law), filing, and recording. Promptly upon Delivery, Lessee shall obtain (and at all times thereafter maintain in effect) with respect to the Aircraft a certificate of airworthiness in accordance with all applicable laws, rules and regulations of the State of Registration and provide Lessor with a copy of the same duly certified by an officer of Lessee, and Lessee shall comply with any special conditions attaching thereto within any time limits imposed for compliance by the Aviation Authority. Lessee shall promptly produce to Lessor true copies of each certificate of airworthiness for the Aircraft, and each certificate of registration issued in respect of the Aircraft.

(b) Lessee shall not do or knowingly permit to be done anything that would jeopardize the rights of Lessor as owner of, or of any Lender in, the Aircraft and shall cause to be taken all actions necessary or reasonably requested by Lessor to prevent the rights of Lessor as owner of, or of any Lender in, the Aircraft from being jeopardized, and shall not do or permit to be done anything which, or omit to do anything the omission of which, would or would be likely to prejudice any material right that Lessor may have against Manufacturer, the Engine manufacturer, any maintenance provider or any supplier or manufacturer of the Aircraft or any part thereof. At the reasonable request of Lessor, Lessee will do all such reasonable acts and things

(including making any filing, registration or recording with the Aviation Authority, the International Registry or any other Governmental Entity or as required to comply with any applicable law) and execute, notarize, file, register and record all documents as may be reasonably required by Lessor to establish, maintain, perfect, protect and preserve the rights and interests of Lessor hereunder and in the Aircraft and, at Lessor’s cost, the rights and interests of any Lender under the Security Documents. At the reasonable request of Lessor, Lessee shall furnish to Lessor and any Lender an opinion of counsel or other evidence reasonably satisfactory to Lessor of each such filing, recordation and act. Lessor will reimburse Lessee for reasonable out-of-pocket costs and expenses (including legal fees and expenses) incurred in doing such acts and things required by Lessor to establish, maintain, perfect, protect and preserve the rights of Lenders except when Lessee is elsewhere required to pay such expenses pursuant to this Agreement or to the extent such expenses are incurred by reason of the Aircraft being subleased or registered in a country other than the United States.

(c) Lessee shall maintain and shall not cover up (or permit to be covered up), the fireproof plate referred to in Clause 3.1(i) and, within thirty days after receipt of notice of any Lender and any Security Document and of payment for the cost of such additional inscription, Lessee shall cause the plate to contain the following additional inscription:

“AND IS SUBJECT TO A SECURITY INTEREST / LIEN IN FAVOR OF [NAME OF LENDER(S)]”

(such name plates to be replaced, if requested by Lessor, reflecting the name of any successor Lessor and Lender as permitted under the Operative Documents).

Except as provided above or as required by applicable law, Lessee will not allow the name of any person to be placed on the Airframe or on any Engine as a designation that might be interpreted as a claim of ownership or any security interest; provided, that nothing herein contained shall prohibit Lessee or any sublessee from placing its chosen colors and insignia on the Airframe or any Engine.

(d) Lessee shall not hold itself out to any third party as owner of the Aircraft or any part of it, and when any third party inquires as to the ownership of the Aircraft or any part thereof, it will make clear to such third party that title to the same is held by Lessor and, if applicable, that the Aircraft is mortgaged to the Lender(s). Lessee shall not at any time represent or hold out Lessor, or any Lessor Party or any Lender as carrying goods or passengers on the Aircraft or as being in any way connected or associated with any operation of carriage (whether for hire or reward, or gratuitously) that may be undertaken by Lessee.

(e) Lessee has no authority to pledge, and shall not pledge, the credit of Lessor, any Lessor Party or any Lender for any fees, costs or expenses connected with any maintenance, overhaul, repairs, replacements, or modifications to the Aircraft or any part thereof or otherwise connected with the use or operation of the Aircraft or any part thereof.

(f) Lessee shall not grant to any person other than Lessor a de-registration and export request authorization with respect to the Airframe or any Engine.

(g) Solely in connection with the subleasing of the Aircraft pursuant to the terms hereof and subject to the prior written consent of Lessor, the Aircraft may be re-registered with the Aviation Authority of any country in which the sublessee is organized and the Habitual Base may be changed to such country. Lessor agrees to provide such consent within thirty days of Lessee’s written request therefor if:

(i) such country is not listed or sanctioned by OFAC (Office of Foreign Assets Control of the United States) and the United States maintains diplomatic relations with such country;

(ii) no Event of Default has occurred and is continuing;

(iii) Lessee, at its expense, provides assurances reasonably satisfactory to Lessor (A) to the effect that the insurance provisions of this Agreement have been or will be complied with after giving effect to the change in registry, (B) of the payment of all costs and expenses of each Lessor Party and the Lenders (including reasonable legal fees and expenses) reasonably and properly incurred in connection with the change in registry, and (C) as to the continuation of this Agreement and the perfection of Lessor’s right in and title to the Aircraft and the enforceability, priority and perfection of each security interest granted by any Lessor Party over the Aircraft and/or any Lessee’s Documents; and

(iv) Lessee provides favorable opinions of counsel (reasonably satisfactory to Lessor) addressed to each Lessor Party and each Lender with respect to the laws of the new State of Registration (including, without limitation, the matters addressed in Clauses 9.1(g)(iii)(C) above).

Upon the termination of any sublease permitted hereunder, the Aircraft shall be registered in the United States and the provisions of Clause 9.1(g)(iii)(B) and (C) and (iv) shall apply to such registration.

Lessee shall pay on demand all costs and expenses of each Lessor Party and the Lenders (including legal fees and expenses) reasonably and properly incurred or payable in connection with any change in registry.

9.2 Liens. Lessee shall not create or permit to arise or subsist any Lien (other than Permitted Liens) over the Aircraft or any part thereof, shall not register or permit any person lawfully claiming through Lessee to register on the International Registry any interest in the Airframe or any Engine, and shall not attempt or hold itself out as having any power to sell, charge, lease or otherwise dispose of or encumber the Aircraft or any Engine or any Part other than as permitted under this Agreement.

9.3 Possession and Subleases. Lessee shall not sublease or charter or otherwise part with possession of the Aircraft except:

(a) for testing, service, overhaul work, maintenance or repair or alterations, modifications or additions in accordance with this Agreement; or

(b) on terms whereby the Aircraft shall at all times be in the possession and operational control of Lessee and operated by Lessee’s flight crew; provided always that (i) the Aircraft shall continue to be registered in the State of Registration and maintained in accordance with the Maintenance Program, (ii) the insurance requirements under this Agreement continue to be satisfied and (iii) the terms of such wet lease, charter or other agreement shall not extend beyond the end of the Term and any such agreement is expressly subordinated to this Agreement and the rights of Lessor hereunder in respect of the Aircraft; or

(c) pursuant to a sublease to (x) a Permitted Sublessee or (y) another solvent, commercial air carrier or air operator (such air carrier or air operator to be a duly certificated air carrier holding a current and valid air operator’s certificate issued by a Government Entity in a country reasonably acceptable to Lessor) with (in the case of subclause (y) only) the prior express written consent of Lessor acting reasonably provided that in each case:

(i) no Default is then continuing and such sublease shall be on such terms as shall ensure that the sublessee shall not, in complying with such terms, cause Lessee to be in breach of any of, or cause a Default under, the provisions of this Agreement;

(ii) the term of such sublease shall not extend or be capable of extension beyond the Expiry Date;

(iii) such sublease shall provide that the sublessee shall not enter into, or agree to enter into, any sub-sublease or otherwise part with possession or use of the Aircraft or any part thereof (except for the purpose of maintenance and repairs as permitted under this Agreement) without the prior written consent of Lessor;

(iv) prior to the execution and delivery of any sublease and the commencement of the leasing of the Aircraft under such sublease, Lessee shall (A) promptly deliver drafts of the proposed sublease and all related documentation for review and final approval by the Lessor, and (B) have delivered to Lessor a complete certified true copy of such sublease which may be redacted to remove confidential financial information and a certificate of insurance and broker’s letter of undertaking evidencing compliance with the requirements of Clause 14, provided, however, in the case of a sublease to a Permitted Sublessee, Lessee shall be exempted from the requirements under this sub-clause 9.3(c)(iv)(A);

(v) any such sublease shall not, and shall state that it shall not, create in the sublessee rights in and to the Aircraft greater than the rights of Lessee under this Agreement and shall state that it is subject to and subordinate to this Agreement and the relevant sublessee shall provide a subordination acknowledgment to Lessor and each Lender confirming the foregoing and acknowledging that such sublease will terminate on or before the Termination Date;

(vi) Lessee and sublessee shall have executed and delivered to Lessor any and all such documents, and secured all such approvals and consents from any person or Government Entity as Lessor shall reasonably require in order to preserve and protect its rights and interests hereunder, Lessor’s rights as owner and lessor of the Aircraft and the Lender’s rights in the Aircraft and under this Lease and any Security Agreement, and Lessor’s and Lender’s rights to the proceeds hereof, including but not limited to an opinion of local legal counsel addressing the foregoing and otherwise in form and substance and from a qualified law firm of recognized standing reasonably acceptable to Lessor; and

(vii) Lessee shall remain primarily liable hereunder for the performance of all of the terms of this Agreement to the same extent as if there were no sublease in existence; provided always that if any obligation which is required to be performed by Lessee pursuant to this Agreement is performed by a sublessee, then performance by such sublessee shall for the purposes of this Agreement constitute performance by Lessee.

Lessee shall pay on demand all costs and expenses associated with entering into such sublease including the reasonable costs and expenses of each Lessor Party and any Lender (including reasonable legal fees and expenses) to the extent incurred in connection with any subleasing of the Aircraft pursuant to Clause 9.3(c).

Notwithstanding any such parting with possession permitted by this Clause 9.3, Lessee shall remain responsible for procuring observance of and compliance with all of its obligations under this Agreement.

9.4 Information and Records.

(a) Lessee shall promptly furnish to Lessor all such information as Lessor may from time to time reasonably request regarding the Aircraft or any part thereof, its use, registration, location and condition. In addition, Lessee shall, on each Maintenance Payments Date and the Termination Date, furnish to Lessor a monthly maintenance status report substantially in the form of Schedule 5.

(b) Lessee shall keep, or procure that there are kept, (i) the Aircraft Documents and shall keep as part thereof accurate, complete and current records of all flights made by the Aircraft during the Term, including all Flight Hours and Cycles of the Airframe, each Engine and the Parts, and of all maintenance and repairs carried out on the Aircraft and each Engine and every Part and (ii) historical records for condition monitored, hard time and life-limited Parts (including tags from the manufacturer of such Part or a repair facility which evidence that such Part is new or overhauled and establish authenticity, total time in service and time since overhaul for such Part). Such Aircraft Documents and historical records referred to in subclause (ii) shall be kept for the duration of the Term and maintained in English and in such manner, form and location as the Aviation Authority and any applicable law may from time to time require and the Aircraft Documents shall disclose the location of all Engines and Parts not installed on the Aircraft. In addition, the Aircraft Manuals shall be kept in such manner, form and location as the FAA may require to the extent that the requirements of the FAA do not conflict with the requirements of the Aviation Authority. Except as required by applicable law, the Aircraft Documents and historical records referred to in subclause (ii) shall be the property of Lessor. Lessee may maintain all Aircraft Documents (or any subset thereof) in electronic format, provided, that Lessee shall send to Lessor all hard copies of all such Aircraft Documents.

(c) Lessee shall promptly on becoming aware of the same notify Lessor of:

(i) any Total Loss with respect to the Aircraft, the Airframe or any Engine;

(ii) any loss, theft, damage or destruction to the Aircraft or any part thereof if (A) the potential cost of repairs or replacement may exceed the Damage Notification Threshold or its equivalent in any other currency, or (B) Lessee is required to report the same to the Aviation Authority;

(iii) any loss, arrest, hijacking, confiscation, seizure, requisition, impound, taking in execution, detention or forfeiture of the Aircraft or any part thereof; and

(iv) any event, accident or incident in respect of the Aircraft that might reasonably be expected to involve Lessor or Lessee in loss or liability in excess of the Damage Notification Threshold or its equivalent in any other currency, or which is required to be reported to the Aviation Authority.

(d) Lessee shall provide Lessor with prior written notice of each 6Y/4C-Check, 12Y/8C-Check, Engine Performance Restoration, APU Heavy Repair and Landing Gear Overhaul, provided that if any such maintenance event is to occur less than thirty days after the scheduling thereof, Lessee shall provide written notice of such maintenance event promptly upon the scheduling thereof.

9.5 Lawful and Safe Operation; Costs of Operation. Lessee will:

(a) comply and procure compliance with all laws in force in any country or jurisdiction which may then be applicable to (i) the Aircraft (including without limitation laws mandating insurance coverage) or (ii) so far as concerns the use, maintenance and operation of the Aircraft, an owner or operator thereof and will procure that the Aircraft is not used for any illegal purpose or any illegal manner;

(b) not use or permit the use of the Aircraft in any manner contrary to any recommendation of the manufacturers of the Aircraft, any Engine or any Part or any recommendation or regulation of the Aviation Authority or for any purpose for which the Aircraft is not designed or reasonably suitable;

(c) use the Aircraft and procure that the Aircraft is used solely in commercial or other operations for which Lessee is duly authorized by the Aviation Authority and under applicable law;

(d) not knowingly use or permit the use of the Aircraft for the carriage of any goods, materials, livestock or items of cargo which could reasonably be expected to cause damage to the Aircraft or which would not be adequately covered by the insurances required hereby, or any item or substance whose possession or carriage is illegal under any applicable law; and comply with any carriage regulations or restrictions from time to time issued by the Aviation Authority;

(e) not use or permit the use of the Aircraft for purposes of training, qualifying or reconfirming the status of cockpit personnel (except for Lessee’s own cockpit personnel), provided, however, that Lessee shall not discriminate against the Aircraft in its use of the Aircraft for such purposes;

(f) not cause or permit the Aircraft to proceed to, or remain at, any location which is at that time the subject of a prohibition order (or any similar order or directive) or sanctions or restrictions, the effect of which is to prohibit flights to and from such jurisdiction or which would result in civil or criminal sanctions against Lessor by or under:

(i) any Government Entity of the State of Registration or the Habitual Base; or

(ii) any Government Entity of the country in which such location is situated; or

(iii) any Government Entity having jurisdiction over Lessor, or any Lender, of which Lessee has notice, or over the Aircraft;

(g) obtain and maintain in full force all certificates, licenses, permits and authorizations from time to time required for the use and operation of the Aircraft, and for the making of payments required by, and the compliance by Lessee with its other obligations under, the Lessee’s Documents and will ensure that the Habitual Base remains the habitual base of the Aircraft; and

(h) not use, operate, or locate the Aircraft or suffer or permit the Aircraft to be used, operated or located during the Term in any manner not covered by the insurances required hereby or in any area excluded from coverage by such insurances or in any manner which would prejudice the interests of the Indemnitees in such insurances, the Aircraft, any Engine or any Part.

Lessee will pay all costs incurred in the operation of the Aircraft from the Delivery up to the Termination Date and the return of the Aircraft for profit or otherwise, including the costs of flight crews, cabin personnel, fuel, oil, lubricants, maintenance (other than where expressly set forth in this Agreement), insurance, storage, landing and navigation fees, airport charges, passenger service and any and all other expenses of any kind or nature, directly or indirectly, in connection with or related to the use, maintenance and operation of the Aircraft. The obligations, covenants and liabilities of Lessee under this paragraph arising prior to return of the Aircraft to Lessor will continue in full force and effect, notwithstanding the termination of the leasing of the Aircraft under this Agreement or expiration of the Term.

9.6 Right of Inspection. Lessee shall procure that Lessor and an individual acting as the authorized representative of any or all of the Lenders at any time during normal business hours throughout the Term (or at any other time mutually agreed to by Lessor and Lessee) may on reasonable notice (unless an Event of Default shall have occurred and is continuing, in which case no notice shall be required) inspect the Aircraft and the Aircraft Documents or any part thereof to ascertain the condition of the Aircraft or any part thereof and reasonably satisfy itself that the Aircraft is being properly repaired and maintained in accordance with the terms of this Agreement; provided, however, that, so long as no Event of Default shall have occurred and be continuing, any such inspection shall not: (A) occur more than once per calendar year; (B) interfere with the normal commercial operations of the Aircraft; and (C) shall be conducted at Lessee’s normal maintenance base for the Aircraft. The cost and expenses of any such inspection shall be borne by (i) Lessee if an Event of Default has occurred and is continuing or if Lessee is thereby shown to be in material breach of its obligations under Clause 10 of this Agreement, or (ii) otherwise by the party making the inspection. Any inspection of the Aircraft hereunder, other than the inspection contemplated by Clause 17, shall be limited to a visual, walk-around inspection that may include going on board the Aircraft and the opening of any doors that do not require any special tooling, but shall not include the opening or disassembly of any panels, bays or other components of the Aircraft. All time taken in respect of inspection or repairs shall form part of the Term. None of Lessor or any Lender shall have any obligation to make any inspection.

CLAUSE 10. MAINTENANCE AND REPAIR.

10.1 General. Lessee shall at all times during the Term:

(a) keep the Aircraft or procure that the Aircraft is kept airworthy in all respects and in good repair and condition (fair wear and tear excepted);

(b) maintain the Aircraft or procure that the Aircraft is maintained in accordance with the Maintenance Program through the Approved Maintenance Performer and perform or procure performance of (at the respective intervals provided in the Maintenance Program) all C-Checks, 6Y/4C-Checks, 12Y/8C-Checks, Engine Performance Restorations, APU Heavy Repairs and Landing Gear Overhauls;

(c) comply or procure compliance with all Aviation Authority mandatory inspection and modification requirements, all mandatory inspection and modification requirements of the FAA to the extent that they do not conflict with the Aviation Authority requirements in each case applicable to the Aircraft, the Engines or any Part and in the case of such requirements of the FAA applicable to aircraft and engines of the same type as the Aircraft and Engines;

(d) comply or procure compliance with all applicable laws and the regulations of the Aviation Authority and other aviation authorities with jurisdiction over Lessee (and, during the term of any sublease permitted by the terms of this Agreement, the sublessee), any person (other than a Lessor Party) in possession of the Aircraft, any Engine or any Part, regardless of upon whom such requirements are imposed, and which relate to the maintenance, inspection, service, repair condition, use or operation of the Aircraft or require any modification or alteration to the Aircraft, any Engine or Part;

(e) maintain or procure maintenance of a current certificate of airworthiness (in the appropriate category for the nature of the operations of the Aircraft) for the Aircraft issued by the Aviation Authority except where the Aircraft is undergoing maintenance, modification or repair required or permitted by this Agreement, and will from time to time provide to Lessor a copy on request;

(f) if required by the Aviation Authority, maintain or procure maintenance of a current certification as to maintenance issued by or on behalf of the Aviation Authority in respect of the Aircraft and will from time to time provide to Lessor a copy on request; and

(g) keep the Aircraft equipped with the Engines and Parts installed at the Delivery Date or with substitutes or replacements made in accordance with this Agreement.

10.2 Specific Requirements. Without limiting the maintenance and repair obligations specified in Clause 10.1, Lessee:

(a) without the prior approval of the Aviation Authority, shall not amend or materially modify, or permit to be amended or modified, the maintenance intervals set forth in the Maintenance Program (except that Lessee may make any such amendment or modification if: (i) mandated by the Aviation Authority, (ii) pursuant to an FAA approved reliability program; or (iii) due to a revision of the Maintenance Planning Document, in which case Lessee shall promptly notify Lessor thereof) and shall furnish to Lessor a copy of any amendments or additions made to the Maintenance Program;

(b) shall not replace any Engine life-limited Part with a Part which has accumulated more Cycles than the aggregate Cycles since new on the Engine in which such replacement Part is to be installed;

(c) shall not discriminate against the Aircraft in the maintenance of the Aircraft compared to similar aircraft owned or operated by Lessee, and Lessee shall service, repair, maintain and overhaul the Aircraft so as to keep the Aircraft maintained in the same manner and with the same care as used by Lessee with similar aircraft owned or operated by Lessee;

(d) shall continue to use the Aircraft in its regular commercial passenger operations until delivery to the Return Location immediately prior to the Final Inspection;

(e) shall, at the time Lessee provides Lessor notice in accordance with Clause 9.4 of each 6Y/4C-Check, 12Y/8C-Check, each Engine Performance Restoration for each Engine, each APU Heavy Repair and each Landing Gear Overhaul for each Landing Gear expected to occur during the Term, provide to Lessor a description of the work-scope and materials to be used during any such maintenance event; and

(f) shall ensure that normal progressive maintenance will continue to be performed on the Aircraft throughout the Term, and that no unusual maintenance procedures or cessation of maintenance shall occur during the one year period prior to the Expiry Date.

10.3 Substitution of Parts; Ownership.

(a) Lessee, at its own cost and expense, will promptly replace all Parts that may from time to time be incorporated or installed in or attached to the Airframe or any Engine and that may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in Clause 10.5. In addition, Lessee may, at its own cost and expense, remove or permit the removal in the ordinary course of maintenance, service, repair, overhaul or testing, any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided that, except as otherwise provided in Clause 10.5, at no cost or expense to Lessor, all such Parts are replaced as promptly as possible. All replacement Parts shall be in as good operating and maintenance condition as the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms hereof, shall be of the same make and model or a Part with same form, fit and function or an improved or advanced version thereof approved for installation on the Aircraft, shall have valid FAA certification (with 8130 tag) or JAA/EASA certification (JAA/EASA Form One) and origin traceability, and shall not impair the airworthiness or diminish the overall value of the Aircraft. Unless prohibited by the Financing Documents, PMA Parts may be installed on the Airframe, provided that such parts are cosmetic, non-structural and non-critical items within the cabin interior.

(b) Lessee shall procure that any substituted or replacement Part shall be, or upon installation become, the property of Lessor subject to this Agreement and be free and clear of any Lien other than Permitted Liens.

(c) Any Part at any time removed from the Airframe or any Engine shall remain the property of Lessor, no matter where located, until such time as such Part shall be replaced by a Part that has been incorporated or installed in or attached to such Airframe or Engine and that meets the requirements for replacement Parts specified above and until title to such replacement Part shall have passed to the Lessor, according to applicable law, or until the replacement Part is itself replaced by a replacement Part which thereupon becomes the property of Lessor (whereupon title to the replaced Part shall vest in Lessee free and clear of all Lessor’s Liens).

(d) Lessee shall be entitled, so long as no Event of Default shall have occurred and be continuing, to replace or permit the replacement of any Part with a Part which does not satisfy the requirements of Clause 10.3(a) and (b) provided that:

(i) there shall not have been available to Lessee, at the time and in the place that such Part was required to be installed on the Aircraft or Engines, a Part complying with the requirements of Clause 10.3(a) and (b) (a “Qualifying Part”);

(ii) it would have resulted in an unreasonable disruption of the operation of the Aircraft to have grounded the Aircraft until such time as a Qualifying Part became available for installation on the Aircraft;

(iii) as soon as reasonably practicable after installation of such Part on the Aircraft (and in any event no later than the next occasion on which the Aircraft is scheduled for a C-Check or higher check pursuant to the Maintenance Program) Lessee shall remove or procure the removal of such Part and replace or procure the replacement of it with a Qualifying Part; and

(iv) title to the Part which has been replaced, substituted or renewed shall (if previously vested in Lessor) remain with Lessor free from all Liens (other than Permitted Liens) until the Part which replaced it becomes the property of Lessor.

10.4 Pooling of Parts. Lessee shall not permit any Part to become subject to pooling or interchange arrangements, or allow any Part to go out of its possession pursuant to any such arrangement, except pursuant to an arrangement whereby:

(a) a record of the location of any Part will be kept and made available to Lessor at any time on request; and

(b) title to the Part which has been replaced shall (if previously vested in Lessor) remain with Lessor until the Part which replaced it becomes the property of Lessor or is replaced by a Part which thereupon becomes the property of Lessor, and at which time, the title to the Part which has been replaced will pass to Lessee.

Lessee agrees that, unless otherwise agreed to in writing by Lessor, Lessee shall limit the time during which any Part which is not the property of Lessor remains on the Aircraft and will as soon as practicable replace the same with a Part which either is the property of Lessor, or will, upon fitting, become the property of Lessor.

10.5 Permitted Modifications.

(a) Notwithstanding the foregoing provisions of this Clause 10 and provided that no Default has occurred and is continuing, Lessee may from time to time at no expense to Lessor (i) modify, alter or add further Parts or accessories and make or permit such modifications in and alterations and additions to the Aircraft as it may reasonably consider desirable in the proper conduct of its business; provided that such modification, alteration or addition (x) shall not materially diminish or impair the value, utility or airworthiness of the Aircraft, (y) shall not result in any change in the category or status of the Aircraft for purposes of any rules or regulations of the State of Registration or of the Aviation Authority and (z) must be capable of being removed from the Aircraft at the end of the Term without diminishing or impairing the value (in each case, compared to the value, or cosmetic appearance, as the case may be, of the Aircraft before the relevant modification, alteration or addition was made), utility or airworthiness of the Aircraft and (ii) install and incorporate the BFE. Lessee shall, promptly following the completion of the relevant work, inform Lessor of any such modifications, alterations and/or additions which it may make to the Aircraft during the Term. Lessee shall not make any Major Modifications without the prior written consent of Lessor acting reasonably except to the extent the same is required by law, permitted by any provision of this Agreement or required to comply with any manufacturer’s service bulletin.

(b) Lessor shall cooperate, including by executing documents as the Lessee may reasonably request when Lessee requests that the Aircraft be temporarily re-assigned into an experimental airworthiness category on a short term basis for the express and limited purpose of conducting any FAA required testing necessary to support Aircraft modifications authorized under Clause 10.5(a). Once such testing is complete, and upon authorization of the FAA, the Aircraft will immediately be placed back into a standard airworthiness category.

(c) All parts, components and equipment incorporated or installed in or attached or added to the Aircraft as a result of any such modification, alteration or addition shall be Parts and title to all such Parts and all related documentation shall, without further act, vest in Lessor free of all Liens (other than Permitted Liens); provided that where as a result of any such modification, alteration or addition (other than a modification, alteration or addition required by any other provision of this Clause 10) Lessee has installed or permitted the installation of a Part on the Aircraft, then Lessee shall be entitled to remove or permit the removal of such Part from the Aircraft, free from any claim to title on the part of Lessor, if at the time of such removal each of the following conditions are fulfilled:

(i) either:

(aa) such Part when so removed is replaced by the original Part or a replacement therefor, which complies with the terms of Clause 10.3(a) of this Agreement and title to which is vested in Lessor; or

(bb) such Part is in addition to and not in replacement of or substitution for any Part previously installed on or attached to the Aircraft;

(ii) such Part is not required to be installed on or attached or added to the Aircraft to comply with any other provision of this Agreement;

(iii) such Part can be removed from the Aircraft without materially diminishing or impairing the overall value, utility or airworthiness of the Aircraft and the Aircraft is restored to the condition it was in immediately prior to the installation of such Part; and

(iv) no Event of Default shall have occurred and be continuing.

CLAUSE 11. ENGINES.

11.1 General Principles.

(a) In this Clause 11, “Removed Engine” means an Engine that is for the time being detached from the Airframe.

(b) Lessee shall not at any time during the Term remove or permit the removal of an Engine from the Airframe or install or permit to be installed an engine on the Airframe except (i) for the purpose of testing, service, overhaul work, maintenance or repair or alterations, modifications or additions permitted or required by this Agreement, or (ii) as expressly permitted by this Clause 11.

(c) If an Engine is at any time removed from the Airframe for the purpose of maintenance or repairs, Lessee shall procure that the same are completed promptly.

(d) If an Engine is at any time removed from the Airframe for any reason whatsoever, title to the Removed Engine shall remain vested in Lessor at all times and the Removed Engine shall remain subject to this Agreement and the Security Documents, and Lessee shall not take any steps that could be reasonably expected to jeopardize the interests of Lessor and any Lender therein or that could be reasonably expected to lead any third party to believe that the Removed Engine is the property of any person other than Lessor.

11.2 Removal of Engines. Lessee shall be entitled, so long as no Event of Default has occurred and is continuing, to remove or permit the removal of an Engine from the Airframe and to install on the Airframe an engine; provided that:

(i) such engine is leased to or is owned by Lessee;

(ii) the Removed Engine is, during the period of substitution, either being safely housed and sheltered or repaired or maintained in accordance with this Agreement, or is installed on another aircraft owned or operated by Lessee (and the provisions of Clause 11.1(d) concerning preservation of title shall apply to the Removed Engine); and

(iii) the lease or other agreement pursuant to which Lessee from time to time operates or finances any aircraft contains provisions that are consistent with the maintenance at all times of the interests of Lessor and any Lender in the Removed Engine while such Removed Engine is installed on such aircraft, and that in particular do not state or require that any Removed Engine that is installed on such aircraft shall become the property of the lessor or owner of, or person having a lien on, such aircraft;

Provided that:

(aa) Lessee maintains or causes to be maintained insurance in accordance with Clause 14 in respect of the Removed Engine at all times while it is removed from the Airframe (and, if required by Lessor, Lessee shall furnish or cause to be furnished to Lessor waivers or acknowledgments by the insurers of the aircraft on which the Removed Engine is installed);

(bb) subject to Clause 15.2, as soon as reasonably practicable and in any event on or before expiration or termination of the Term such engine is removed from the Airframe and the Removed Engine is reinstalled on the Airframe.

Lessee shall from time to time, on request, procure that any person to whom possession of the Removed Engine is given and any lessor of, or person having a Lien on, an aircraft on which the Removed Engine is installed acknowledges in writing for the benefit of Lessor and any Lender, that it will respect the interests of Lessor and any Lender(s) in the Removed Engine and it will not seek to exercise any rights whatsoever in relation to the Removed Engine for so long as it remains owned by Lessor. Such acknowledgment may take the form of an acknowledgment contained within the lease or financing document in respect of the airframe on which the Removed Engine is installed, so long as such acknowledgement is enforceable by Lessor and such Lender. Lessor hereby acknowledges for the benefit of such persons that it will respect the interests of owners or lenders of any engine (other than an Engine) installed on the Airframe and it will not seek to exercise any rights whatsoever in relation to such engine.

CLAUSE 12. TITLE.

Title to the Aircraft shall remain vested in Lessor subject to the Security Documents and any Permitted Lien. Save as aforesaid, no Lessor Party gives any condition, warranty or representation in respect of title to or its interest in the Aircraft, and all such conditions, warranties or representations, expressed or implied, statutory or otherwise, are hereby expressly excluded.

CLAUSE 13. MANUFACTURER’S WARRANTIES.

Provided no Event of Default has occurred and is continuing hereunder, Lessor agrees to assign or otherwise make available to Lessee at the expense of Lessee such rights as Lessor may have under any warranty, express or implied, with respect to the Aircraft made by Manufacturer, any subcontractor or supplier thereof, or any other seller thereof, any manufacturer of any Engine or Part, or any Person undertaking maintenance, repairs or modifications in respect of the Aircraft, to the extent that the same may be assigned or otherwise made available to Lessee and without warranty by Lessor as to the enforceability of any of the rights so assigned. To the extent that the same may not be assigned or otherwise made available to Lessee, Lessor agrees, provided that no Event of Default has occurred and is continuing, and at Lessee’s request and expense, to enforce such rights as Lessor may have with respect thereto for the benefit of Lessee. Upon return to or repossession by Lessor of the Aircraft following the continuation of any Event of Default, all such rights shall immediately revert to Lessor including all claims thereunder whether or not perfected. Where Lessee decides not to pursue any material claim, Lessee will immediately notify Lessor of such claim and of its intention not to pursue it. Lessor in such a case may direct Lessee to pursue such claim, and Lessee will pursue such claim in good faith on behalf of itself and Lessor.

CLAUSE 14. INSURANCES.

14.1 Obligation to Insure. From the Delivery Date until expiration or earlier termination of the Term and redelivery of the Aircraft to Lessor, Lessee shall, at its own expense, effect and maintain or cause to be effected and maintained in full force and effect insurances on and with respect to the Aircraft that comply with the provisions of this Clause 14. Lessee agrees that such insurances shall be carried with such insurers of recognized standing who regularly participate in aviation insurance and through reputable brokers regularly placing insurance in the aviation insurance markets in the

U.S. or Western Europe or such other leading international insurance markets as mutually agreed upon by Lessee and Lessor. Lessee further agrees that such insurances shall reflect prudent practices in the international aviation insurance market for United States air carriers operating the same type of aircraft as the Aircraft on similar routes.

14.2 Insurance with Respect to the Aircraft. Lessee shall obtain and maintain, or cause to be obtained and maintained with respect to the Aircraft the following insurances:

(a) “Hull All-Risks” of loss or damage to the Aircraft and Engines when installed on an aircraft while flying and on the ground with respect to the Aircraft on an “agreed value” basis for the Agreed Value;

(b) “All-Risks” (including “War and Allied Risk” except when on the ground or in transit other than by air) property insurance on all Engines and Parts when not installed on an aircraft on an “agreed value” basis for their full replacement value and including engine test and running risks; and

(c) “Hull War and Allied Perils” to the fullest extent available from the leading international insurance markets, on an “agreed value” basis in an amount not less than for the Agreed Value.

14.3 Terms Specific to Hull Insurance. The insurances required under Clause 14.2 shall be provided on an agreed value basis and the policies shall, to the extent not in conflict with AVN 67B:

(a) include Lessor, Beneficiary, JSA, and each Lender as additional insureds for their respective rights and interests;

(b) include a loss payable clause that provides that all insurance proceeds in respect of a Total Loss up to the Agreed Value shall be payable to Lessor or its assignee and that all other insurance proceeds shall be paid in accordance with the terms of this Agreement to such parties as may be necessary to repair the Aircraft;

(c) be subject to such exclusions and deductibles as Lessor may reasonably approve, provided that in no event shall the deductible under the Hull All-Risks and the Hull War-Risks insurance exceed the current industry standard deductible of $750,000 for the A320-200 aircraft; and

(d) provide that all insurance proceeds shall be payable in US Dollars.

In the event separate insurances are arranged to cover the “Hull All-Risks” insurance and the “Hull War-Risks” and related insurances, the underwriters subscribing to such insurance agree that in the event of any dispute as to whether a claim is covered by the “Hull All-Risks” or “Hull War-Risks” policies, such claim be settled on a 50/50 claim funding basis in accordance with AVS103 (or similar).

14.4 Liability Insurance with Respect to the Aircraft.

(a) Lessee shall obtain and maintain a policy or policies of comprehensive insurance covering third party legal liability, bodily injury and property damage, passenger legal liability, baggage, cargo and mail for a combined single limit of not less than ***** or the equivalent thereof in any other currency approved by Lessor, for any one accident, such policy or policies to cover war risks and allied perils.

(b) The policies evidencing the insurance required under Clause 14.4(a) shall, to the extent not in conflict with AVN 67B:

(i) include each Indemnitee as additional insureds (each, an “Additional Insured”) for their respective rights and interests;

(ii) provide that all the provisions thereof, except the limits of liability, shall operate to give each Additional Insured the same protection as if there were a separate policy covering each named insured; and

(iii) be primary and without right of contribution from other insurance that may be available to any other Additional Insured.

14.5 Provisions Relating to all Insurance. The policies and/or certificates evidencing the insurances with respect to the Aircraft required under this Clause 14 shall, to the extent not in conflict with AVN 67B:

(a) provide that the insurance shall not be invalidated, so far as concerns any Additional Insured, by any action or inaction or omission (including misrepresentation and nondisclosure) of any person or party that results in a breach of any term, condition or warranty of such policy; provided that the Additional Insured so protected has not caused, contributed to or knowingly condoned the action, inaction or omission, as the case may be;

(b) specifically reference this Agreement;

(c) provide for worldwide coverage (subject only to such exceptions as are customary in insurance coverages carried by international commercial air carriers operating aircraft of the same type as the Aircraft);

(d) provide that upon payment of any loss or claim to or on behalf of any Additional Insured, the respective insurer shall to the extent and in respect of such payment be thereupon subrogated to all legal and equitable rights of the Additional Insured indemnified hereby (but not against any other Additional Insured); provided that such insurer shall not exercise such rights without the consent of the indemnified Additional Insured, such consent not to be unreasonably withheld. At the expense of such insurer, such Additional Insured shall do all things reasonably necessary to assist the insurer to exercise said rights;

(e) provide that none of Lessor or any Lender shall be liable for any premiums in respect thereof and that the insurers shall waive any right of set-off or counterclaim against Lessor or any Lender except in respect of unpaid premiums in respect of the Aircraft;

(f) provide that the insurers shall promptly notify Lessor and any Lender in the event of cancellation of, or any material change in, the insurances or in the event that premiums shall not have been paid as agreed between Lessee and its insurers, after giving effect to the procedures and/or terms that exist between Lessee and its insurers from time to time regarding the payment of premiums, and that the insurances shall continue unaltered for the benefit of each Indemnitee for at least thirty days after written notice by registered mail of such cancellation, change, event or non-payment of premium or installment thereof shall have been issued to Lessor and any Lender or the relevant broker except in the case of War Risks for which seven days notice (or such period as may be customarily available in respect of War Risks or Allied Perils) will be given; and

(g) provide coverage with respect to losses and claims in connection with the change of year from 1999 to 2000, and/or any other change of year, date or time to the fullest extent as customary in the worldwide aviation insurance market, including date recognition limited coverage clauses AVN 2001A and AVN 2002A.

14.6 Information.

(a) On or before the Delivery Date and promptly after each renewal of the insurances, Lessee shall provide Lessor with certificates of insurance and a broker’s letter of undertaking that (i) evidence to the reasonable satisfaction of Lessor that the insurances are and will continue in full force after the Delivery Date or the renewal date (as the case may be) for such period as shall then be stipulated and in accordance with the terms hereof, (ii) upon the request of Lessor, specify the insurers with whom the insurances are carried and (iii) contain such other certifications and undertakings as are customarily provided to lessors and mortgagees by insurance brokers acting for international commercial air carriers. If the Aircraft is insured outside of the United States or the United Kingdom, then all of the insurances required hereunder shall be reinsured and such reinsurance shall contain a “cut-through” clause reasonably satisfactory to Lessor and Lender, and Lessee will furnish to Lessor and Lender a certificate of insurance and a broker’s letter of undertaking describing in reasonable detail the reinsurance carried on the Aircraft and certifying that the reinsurance then maintained on the Aircraft complies with the terms of this Lease.

(b) Lessee shall from time to time upon request from Lessor provide to Lessor evidence reasonably satisfactory to Lessor that any and all premiums payable in respect of the insurances have been paid in accordance with the terms of the relevant policy.

(c) Lessee shall furnish such information regarding the status of renewal negotiations as may from time to time during the 30-day period preceding the expiry of any annual policy be reasonably requested by Lessor.

(d) Lessee shall furnish, or cause to be furnished, to Lessor on the Delivery Date and thereafter following each annual renewal date and upon each transfer of the Aircraft or assignment of rights hereunder as permitted by Clause 19.2 of this Agreement, certificates and undertakings of its brokers (and, if further reasonably requested, of its insurers) that evidence that the requirements of this Clause 14 are being complied with.

(e) Lessee shall, at the request of Lessor, make copies of the policies and endorsements and any amendments thereto with respect to the insurance available to Lessor (or its respective authorized representatives) for inspection by any representative of Lessor, at the office of Lessee or its insurance brokers during normal business hours.

14.7 Additional Insurance; No Lien.

(a) Lessee shall not, without the prior written consent of Lessor, maintain insurances with respect to the Aircraft or any Engine, (other than total loss only insurance, hull deductible insurance and as required under this Agreement) which would prejudice the cover provided by the insurances required hereunder or recovery by the Additional Insureds under such cover.

(b) Lessor may, having regard to insurances coverage from time to time carried by similarly situated international commercial air carriers operating aircraft of the same type as the Aircraft on routes similar to those flown by Lessee and to practices current from time to time in the aviation insurance market and to the requirements of lessors and mortgagees of aircraft, from time to time require Lessee at no cost to Lessor, or any Lender to effect such other insurances, or such variations to the terms of the existing insurances, as Lessor may by notice to Lessee reasonably require in order fully to maintain the scope of protections of the interests of the Indemnitees at a level consistent herewith.

(c) If at any time Lessor reasonably considers that the insurances effected or procured by Lessee hereunder do not provide a satisfactory breach of warranty endorsement (in the case of Hull All-Risks and Hull War-Risks policies) and a satisfactory breach of warranty endorsement and cross liability and/or severability of interests clause (in the case of liability policies), then Lessee shall, at the request of Lessor and at its own expense, effect and maintain, a policy in respect of the interests of Lessor, and the Lender(s) in such form as Lessor reasonably consider(s) appropriate.

(d) Lessee shall not create or permit to exist any Lien over the insurances required by this Agreement, or its interest therein, save as constituted by this Agreement and the Operative Documents.

14.8 Failure to Insure. If at any time Lessee fails to maintain in full force and effect insurances in compliance with any provision of this Clause 14, Lessor and any Lender shall be entitled but not bound (without prejudice to any other rights that it may have or acquire under this Agreement by reason of such failure):

(i) to pay any premiums due or to effect or maintain insurances in accordance with the provisions hereunder satisfactory to it or otherwise remedy such failure in such manner as it considers appropriate (including, without limitation to effect and maintain an “owner’s interest” policy), and Lessee shall promptly reimburse Lessor or Lender, as the case may be, together with interest thereon from the date of expenditure by it up to the date of reimbursement by Lessee; and/or

(ii) at any time while such failure is continuing, to require the Aircraft to remain at any airport, or to proceed to and remain at any airport designated by it until such failure is remedied.

14.9 Settlement of Claims.

(a) Lessee will not settle or permit settlement of any claims arising under any of the insurances referred to in Clause 14.2 in excess of an amount in any currency equal to the Damage Notification Threshold or make any payment in connection therewith without the prior written consent of Lessor, and will not settle or permit settlement of any claims under such insurances without such consent if, in each case, an Event of Default has occurred and is continuing. The proceeds of insurances in respect of a Total Loss up to the Agreed Value shall be paid to Lessor or its assignee. The proceeds of such insurances in respect of any loss other than a Total Loss shall be paid (i) to Lessee if such loss proceeds are less than the Damage Notification Threshold or in excess of the Agreed Value, or (ii) to such parties as may be necessary to repair the Aircraft if such loss proceeds are equal to or greater than the Damage Notification Threshold provided that if an Event of Default has occurred and is continuing, all such proceeds shall be paid to Lessor or its assignee.

(b) Upon completion of the repairs of any loss on which the insurers have paid insurance proceeds to Lessee, Lessee shall deliver to each of Lessor and the Lender(s) an officer’s certificate certifying that such repairs to the Aircraft have been completed in accordance with the Manufacturer’s recommended procedures.

14.10 Assignment. If Lessor transfers the Aircraft or transfers or assigns its rights hereunder or under the other Operative Documents as permitted by Clause 19.2 of this Agreement, Lessee will, upon request, promptly procure that the transferee or assignee (including, without limitation, any Lender) shall be added as a further additional insured to any of the insurances referred to in this Clause 14 so as to enjoy the same rights and protection as Lessor, as the case may be, may have from time to time under such insurances. In addition, if Lessor transfers the Aircraft or such rights and thereafter ceases to be lessor of the Aircraft or the beneficial owner of the Aircraft under the Trust Agreement or the trustee under the Trust Agreement, respectively (any such person effecting any such transfer, a “Transferor”), Lessee shall, at the request of such Transferor and at Lessee’s expense, effect and maintain for the benefit of such Transferor the insurance required by Clause 14.4 for such period (not exceeding two years) as the Transferor may request and shall ensure that the Transferor shall be named as an additional insured thereunder.

14.11 Post Termination. For a period ending on the second anniversary of the Termination Date, Lessee shall effect and maintain for the benefit of the Indemnitees ongoing third party legal liability insurance in respect of the risks and liabilities covered by the insurance required by Clause 14.4.

CLAUSE 15. LOSS, DAMAGE AND REQUISITION.

15.1 Total Loss of Aircraft or Airframe.

(a) If a Total Loss of the Airframe or the Aircraft occurs prior to Delivery, this Agreement will immediately terminate and except as expressly stated in this Agreement neither party will have any further obligation or liability under this Agreement other than pursuant to Clause 18.9, except that Lessor will pay to Lessee an amount equal to the balance of the Security Amount paid by Lessee under Clause 6.2(a).

(b) If a Total Loss of the Airframe or the Aircraft occurs after Delivery, Lessee will pay the Agreed Value to Lessor within three (3) Business Days after the date of receipt of insurance proceeds in respect of that such Total Loss, but in no event later than 45 days after the occurrence of such Total Loss.

(c) Subject to the rights of any insurers and reinsurers or other third party, upon irrevocable payment in full to Lessor of the Agreed Value and all other amounts which may be or become payable to Lessor under this Agreement, Lessor will transfer to Lessee, at Lessee’s expense, without recourse or warranty (except as to the absence of Lessor’s Liens) all of Lessor’s rights to the Aircraft, on an as-is where-is basis, and will execute and deliver such bills of sale and other documents and instruments as Lessee may reasonably request to evidence (on the public record or otherwise) such transfer, free and clear of all rights of Lessor and Lessor’s Liens. Lessee shall indemnify each Indemnitee for all fees and expenses incurred by it in connection with any such transfer.

15.2 Total Loss of Engine(s).

(a) Upon a Total Loss of any Engine not installed on the Aircraft, or a Total Loss of an Engine installed on the Airframe not involving a Total Loss of the Airframe (in either case, a “destroyed Engine”), Lessee shall promptly, after becoming aware of the same, give written notice thereof to Lessor and Lessee shall replace the destroyed Engine as soon as reasonably possible and in any event within the earlier of (i) 90 days after the Total Loss and (ii) the date of receipt of insurance proceeds in respect of such Total Loss by procuring that Lessor acquires (at no expense to Lessor) title to a Replacement Engine that shall be subject to this Agreement and any Security Documents executed by Lessor and free of all Liens other than Permitted Liens. Such Replacement Engine shall, upon acquisition by Lessor, be an Engine as defined herein.

(b) At Lessee’s expense the parties hereto agree to take such actions as Lessor or Lessee may reasonably request in order that any such Replacement Engine shall be or immediately become the property of Lessor and become subject to this Agreement and any Security Documents executed by Lessor, and leased hereunder on the same terms as the destroyed Engine. Without limiting the foregoing, Lessee will (i) furnish Lessor with a warranty (as to title) bill of sale (with an exception for Permitted Liens), in form and substance reasonably satisfactory to Lessor, with respect to such Replacement Engine, (ii) cause a Lease Supplement covering such Replacement Engine to be delivered to Lessor for execution and, upon such execution, to be filed for recordation pursuant to the Transportation Code or the applicable laws of any other jurisdiction in which the Aircraft is then registered, (iii) cause to be filed all other documents or instruments reasonably requested by Lessor and necessary in order to perfect Lessor’s and any Lender’s interest in such Replacement Engine in the United States, or in such other jurisdiction in which the Aircraft is then registered, (iv) furnish Lessor with an opinion of Lessee’s counsel (which may be Lessee’s in-house counsel) addressed to Lessor to the effect that the documents, instruments and agreements referred to in clauses (i), (ii) and (iii) have been duly authorized, executed and delivered by Lessee and are effective to convey to Lessor all right, title and interest of Lessee in and to the Replacement Engine, (v) furnish Lessor with a certificate signed by a duly authorized officer of the Lessee stating the following: (i) a description of the replaced Engine which shall be identified by manufacturer’s serial number, (ii) a description of the Replacement Engine (including the manufacturer’s name and serial number) as consideration for the replaced Engine, and (iii) that such Replacement Engine satisfies the requirements for a “Replacement Engine”, and (vi) furnish Lessor with evidence of compliance with the insurance provisions of Clause 14 with respect to such Replacement Engine.

Promptly upon the recordation of the Lease Supplement covering such Replacement Engine pursuant to the Transportation Code (or pursuant to the applicable law of such other jurisdiction in which the Aircraft is registered), Lessee will cause to be delivered to Lessor an opinion of FAA counsel selected by Lessee if at the time of the Total Loss of the destroyed Engine, the Aircraft was registered under the laws of the United States (or, if at the time of the Total Loss of the destroyed Engine, the Aircraft was registered under the laws of another jurisdiction, counsel qualified to opine on matters of registration in such jurisdiction selected by Lessee, which counsel shall be reasonably satisfactory to Lessor) addressed to Lessor and Lender, as to the due recordation of such Lease Supplement or such other requisite documents or instruments.

Upon compliance with clauses (i) through (vi) above, Lessor will transfer to or at the direction of Lessee without recourse or warranty (except as to the conveyance of whatever title was received from Lessee and as to the absence of Lessor’s Liens), all of Lessor’s right, title and interest, if any, in and to (i) the Engine with respect to which such Total Loss occurred and furnish to or at the direction of Lessee a bill of sale in form and substance reasonably satisfactory to Lessee, evidencing such transfer and (ii) all claims, if any, against third parties, for damage to or loss of the Engine subject to such Total Loss, and such Engine shall thereupon cease to be an Engine leased hereunder.

Lessee’s obligation to pay Rent shall continue in full force and effect and shall not be affected by such replacement.

15.3 Other Loss or Damage. If the Aircraft or any part thereof suffers loss or damage not constituting a Total Loss of the Aircraft or the Airframe, all the obligations of Lessee under this Agreement shall continue in full force, and Lessee shall, at Lessee’s expense, promptly procure the repair or replacement of all damaged or lost Parts in accordance with this Agreement.

15.4 Requisition.

(a) If there is a requisition for use or hire of the Aircraft or any part thereof then, unless and until the Aircraft becomes a Total Loss and Lessee shall have paid all sums due pursuant to Clause 15.1, the leasing of the Aircraft to Lessee under this Agreement shall continue in full force and effect, and Lessee shall remain fully responsible for performance and observance of all its obligations under this Agreement, other than obligations (which shall not include reporting requirements and payment of Rent) with which Lessee is unable to comply solely by virtue of such requisition.

(b) Lessee shall, as soon as practicable after the end of any requisition for use or hire, cause the Aircraft to be put into the condition required by this Agreement.

(c) Lessor shall apply any requisition payments or other compensation received by it, directly or indirectly, as a result of the requisition for use of the Aircraft in or towards discharge of Rent and other amounts due from Lessee hereunder (including such amounts as may be required to restore the Aircraft to the condition required by this Agreement after the end of such requisition) and shall (provided no Event of Default shall have occurred and be continuing) release to Lessee any surplus remaining after such application.

CLAUSE 16. DEFAULT.

16.1 Events of Default. Each of the following shall constitute an Event of Default:

(a) Lessee fails to pay any Basic Rent, Security, Maintenance Payments or Agreed Value within three (3) Business Days of the due date or any other amount due under any of Lessee’s Documents within five Business Days of the date of receipt of any demand;

(b) Lessee fails to maintain the insurance required by Clause 14 of this Agreement, or a notice of cancellation is given in respect of any such insurance and the same is not renewed or replaced prior to such cancellation’s taking effect so as to ensure continued compliance with the provisions of Clause 14 of this Agreement;

(c) The Aircraft is operated at a time or in a place where any insurance required by Clause 14 of this Agreement shall not be in effect;

(d) Lessee fails (i) to observe or perform any of its obligations set forth in Clause 8.4 of this Agreement within five (5) Business Days of the date on which it is to be provided or (ii) to redeliver the Aircraft to Lessor in accordance with Clause 17;

(e) Lessee fails to observe or perform any of its obligations (other than the obligations mentioned in paragraphs (a), (b), (c) and (d) above) under any of Lessee’s Documents or under any undertaking or arrangement entered into in connection herewith or therewith and Lessee’s failure is incapable of being remedied or, if capable of being remedied, is not remedied within thirty (30) days after notice from Lessor requiring such remedy; provided that nothing in this paragraph (e) shall permit operation of the Aircraft otherwise than in accordance with all applicable laws;

(f) Any representation, warranty or statement made or deemed to be made by Lessee in connection with any of Lessee’s Documents or in any certificate, written statement or notice provided by Lessee under or in connection with any of Lessee’s Documents is or proves to have been incorrect in any material respect when made, and if such representation or warranty is capable of being remedied, such failure is not remedied within thirty (30) days after notice from Lessor requiring such remedy;

(g) Lessee consents to the appointment of a custodian, receiver, trustee, síndico or liquidator of itself or all or substantially all of Lessee’s property, or Lessee admits in writing its inability to, or is unable to, or does not, pay its debts generally as they come due, or makes a general assignment for the benefit of creditors, or Lessee files a voluntary petition in bankruptcy or a voluntary petition seeking reorganization in a proceeding under any concurso mercantil, bankruptcy or insolvency laws (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against Lessee in any such proceeding, or Lessee by voluntary petition, answer or consent seeks relief under the provisions of any other bankruptcy, insolvency, concurso mercantil or other similar law providing for the reorganization or winding-up of corporations or other entities, or provides for an agreement, composition, extension or adjustment with its creditors, or any corporate action (including, without limitation, any board of directors or shareholder action) is taken by Lessee in furtherance of any of the foregoing, whether or not the same is fully effected or accomplished;

(h) An order, judgment or decree is entered by any court appointing, without the consent of Lessee, a custodian, receiver, trustee, síndico or liquidator of Lessee, or of all or substantially all of Lessee’s property or Lessee’s property is sequestered, and any such order, judgment or decree of appointment or sequestration remains in effect, undismissed, unstayed or unvacated for a period of 90 days after the date of entry thereof or at any time an order for relief is granted;

(i) An involuntary petition against Lessee in a proceeding under the United States Federal Bankruptcy Laws, the Mexican Insolvency Proceedings Law or other insolvency laws (as now or hereafter in effect) is filed and is not withdrawn or dismissed within 90 days thereafter or at any time an order for relief is granted in such proceeding, or if, under the provisions of any law providing for reorganization or winding-up of corporations which may apply to Lessee, any court of competent jurisdiction assumes jurisdiction over, or custody or control of, Lessee or of all or substantially all of Lessee’s property, and such jurisdiction, custody or control remains in effect, unrelinquished, unstayed or unterminated for a period of 60 days or at any time an order for relief is granted in such proceeding;

(j) Lessee suspends or ceases to carry on its business as an air carrier;

(k) Lessee disposes, or takes any action to dispose of all or substantially all of its assets, whether by one or a series of transactions, related or not, other than in a transaction permitted by Clause 8.4;

(l) Any of Lessee’s Documents or any provision thereof shall cease to be in full force or effect, or Lessee or Lessee’s Affiliates shall deny or disaffirm Lessee’s obligations under any of Lessee’s Documents except in the case of a partial invalidity, illegality or unenforceability if that partial invalidity, illegality or unenforceability does not materially adversely affect the interests of Lessor or Lessee’s ability to perform its obligations under any of Lessee’s Document;

(m) The existence, validity, enforceability or priority of the rights of Lessor in respect of the Aircraft hereunder is challenged by Lessee or Lessee’s Affiliates;

(n) Lessee shall (i) default in any payment of any indebtedness having an aggregate outstanding value of more than ***** (or the equivalent thereof) beyond the period of grace (not to exceed ***** days) if any, provided in the instrument or agreement under which such indebtedness was created or (ii) default in the observance or performance of any agreement or condition relating to any such indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such indebtedness (or a trustee or agent on behalf of such holder or holders) to cause (determined without regard to whether any notice is required), any such indebtedness to become due prior to its stated maturity; or (iii) any such indebtedness of Lessee shall be declared to be due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof;

(o) A final judgment, or in the aggregate, final judgments for the payment of money in excess of ***** (or the equivalent thereof) not covered by insurance shall be rendered against Lessee and the same shall remain undischarged for a period of at least thirty days during which neither execution of such judgment or judgments shall be effectively stayed nor adequate bonding fully covering such judgment or judgments shall exist; or

(p) An Event of Default (as defined therein) shall occur under any aircraft lease, financing document, services agreement, or any other agreement between the Lessor (in its capacity solely as trustee to the Beneficiary or any Affiliate of the Beneficiary) and the Lessee or any Affiliate of the Lessee, or between Beneficiary or any Affiliate of the Beneficiary and the Lessee or any Affiliate of the Lessee.

16.2 Rights and Remedies. If an Event of Default occurs and is continuing, Lessor may at its option (and without prejudice to any of its other rights under this Agreement), at any time thereafter (without notice to Lessee except as required under applicable law):

(a) by notice to Lessee and with immediate effect on dispatch of such notice, without need of prior judicial declaration, cancel the leasing of the Aircraft (but without prejudice to the continuing obligations of Lessee under this Agreement), whereupon all rights of Lessee under this Agreement shall cease, and/or

(b) proceed by appropriate court action or actions to enforce performance of this Agreement, including, without limitation, the payment when due of all Rent and all other amounts payable to Lessor or any Indemnitee pursuant to the terms hereof; and/or

(c) proceed by appropriate court action or actions to recover damages for the breach of this Agreement which shall include, without limitation:

(i) all Rent and other amounts which are or become due and payable hereunder prior to the earlier to occur of the date Lessor sells or re-leases the Aircraft or receives payment of the amount calculated pursuant to clause (ii) below;

(ii) an amount equal to the aggregate Basic Rent for the remainder of the Term (determined without reference to any right of Lessor to cancel the leasing of the Aircraft, whether or not such right is exercised), discounted periodically (equal to installment frequency) to present worth at the Discount Rate to the date of payment by Lessee to Lessor, less the amount, if any, of the Mitigation Credit (calculated as provided below in Clause 16.4);

(iii) all reasonable costs and other incidental damages associated with Lessor’s exercise of its remedies hereunder or otherwise incurred by Lessor as a result of an Event of Default, including, but not limited to, repossession costs, legal fees, Aircraft storage, maintenance and insurance costs, Aircraft re-lease or sale costs (including, in the case of a re-lease, any reasonable costs incurred to transition the Aircraft to the next operator’s maintenance program), all such costs and incidental damages being referred to herein collectively as “Enforcement and Remarketing Costs”;

(iv) any loss, premium, penalty or expense which may be incurred in repaying funds raised to finance the Aircraft or in unwinding any financial instrument relating in whole or in part to Lessor’s financing of the Aircraft, all such amounts being referred to herein collectively as “Unwind Expenses”;

(v) any loss, cost, expense or liability, or damage to Lessor’s residual interest in the Aircraft, sustained by Lessor due to Lessee’s failure to maintain the Aircraft in accordance with the terms of this Agreement or Lessee’s failure to redeliver the Aircraft in the condition required by this Agreement, including, without limitation, any consequential loss of revenues or profits, all such amounts being referred to herein collectively as “Aircraft Condition Damages”; and

(vi) such additional amount, if any, as may be necessary to place Lessor in the same economic position, on an After-Tax Basis, as Lessor would have been in if Lessee had timely performed each of its obligations under this Agreement; and/or

(d) either:

(i) enter upon the premises where all or any part of the Aircraft is located and take immediate possession of and, at Lessor’s sole option, remove the same (and/or any engine, part or component which is not an Engine or a Part but which is installed on the Airframe or Engine, subject to the rights of the owner, lessor or secured party thereof), all without liability accruing to Lessor for or by reason of such entry or taking of possession whether for the restoration of damage to property, conversion or otherwise, caused by such entry or taking, except damages caused by gross negligence or willful misconduct; or

(ii) by delivering notice to Lessee, require Lessee to redeliver the Aircraft to Lessor at such location and on the date specified in such notice and in all respects in the condition required by this Agreement pursuant to Clause 17 (it being understood that Lessee shall not delay any such return for the purpose of placing the Aircraft in such condition, but shall nevertheless be liable to Lessor for the failure of the Aircraft to be in such condition); and/or

(e) sell at private or public sale, as Lessor may determine, or hold, use, operate or lease to others the Aircraft as Lessor in its sole discretion may determine, all free and clear of any rights of Lessee; and/or

(f) by written notice to Lessee specifying a payment date (which shall be a date not earlier than five (5) Business Days following the date of such notice),

Lessor may demand that Lessee pay to Lessor, and Lessee shall pay to Lessor on the payment date specified in such notice (in lieu of the Basic Rent due for the period commencing after the date specified for payment in such notice) the sum of the following amounts:

(i) all Rent and other amounts which are or are expected to become due and payable hereunder prior to the payment date specified by Lessor;

(ii) an amount equal to the aggregate Basic Rent for the remainder of the Term (determined without reference to any right of Lessor to cancel the leasing of the Aircraft, whether or not such right is exercised), discounted periodically (equal to installment frequency) to present worth at the Discount Rate to the payment date specified by Lessor to Lessee, less the amount, if any, of the Mitigation Credit (calculated as provided in Clause 16.4 below);

(iii) an amount equaling Lessor’s reasonably anticipated Enforcement and Remarketing Costs, Unwind Expenses and Aircraft Condition Damages; and

(iv) such additional amount, if any, as may be necessary to place Lessor in the same economic position, on an After-Tax Basis, as Lessor would have been in if Lessee had timely performed each of its obligations under this Agreement;

it being understood that, to the extent that any of the foregoing amounts represents an estimate by Lessor of losses, damages, costs or expenses which Lessor expects to incur, (a) Lessor shall adjust the amount thereof as needed to reflect the actual amount of such losses, damages, costs or expenses incurred by Lessor when substantially all of such amounts become known to Lessor, but Lessee shall nevertheless be obligated to pay the amount demanded by Lessor (subject to such subsequent adjustment), and (b) notwithstanding the amount specified in such demand, Lessor shall be entitled to claim such other (and greater) amount in any action against Lessee hereunder.

In addition to the foregoing, Lessor shall be entitled to exercise such other rights and remedies as may be available under applicable law and Lessee shall be liable on an After-Tax Basis for, and shall pay Lessor on demand interest on all unpaid amounts at the Default Rate, from the due date until the date of payment in full.

Lessor is hereby authorized and instructed, but shall have no obligation, to make any expenditures which Lessor, in its sole discretion, considers advisable to repair and restore the Aircraft, the Airframe, an Engine or Part to the condition required by Clause 17 hereof (it being understood that Lessee shall be liable for all such expenditures).

Lessee hereby agrees that, in the event of the return to or repossession by Lessor of the Aircraft, the Airframe, an Engine or Part, any rights in any warranty (express or implied) previously assigned to Lessee or otherwise held by Lessee shall without further act, notice or writing be assigned or reassigned to Lessor, if assignable.

No remedy referred to in this Clause 16 is intended to be exclusive, but, to the extent permissible hereunder or under applicable law, each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies; provided, however, that nothing in this Clause 16 shall be construed to permit Lessor to obtain a duplicate recovery of any elements of damages to which Lessor is entitled. No express or implied waiver by Lessor of any Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Event of Default.

16.3 Power of Attorney. Lessee acknowledges and agrees that following termination of this Lease or service of a notice of termination, in each case, in accordance with its terms, Lessor shall have an unrestricted and unlimited right to deregister the Aircraft. Lessee will not oppose any attempts of Lessor to deregister the Aircraft and, at Lessor’s request, will immediately take any and all steps necessary or desirable to effect deregistration of the Aircraft and/or its export from the country where the Aircraft is for the time being situated. Lessee is aware and hereby acknowledges that the right of Lessor to deregister the Aircraft pursuant to this Clause 16.3 may be exercised unilaterally, unconditionally and without restrictions, and, in the event that such deregistration of the Aircraft shall be applied for by Lessor, Lessee’s right to the registration of the Aircraft, if any, shall be considered waived and transferred to Lessor. In connection with any deregistration pursuant to this Clause 16.3, Lessee shall provide Lessor with such instruments, authorizations and other documented approvals, including but not limited to an IDERA, that may be necessary or required (i) to remove the Aircraft from the operating certificates of Lessee, (ii) to conduct on behalf of Lessee or to otherwise complete deregistration of the Aircraft, (iii) to demonstrate termination of the Lease or to otherwise execute on behalf of the Lessee any termination agreement in respect of the Lease as may be required for deregistration purposes, (iv) to demonstrate the consent of Lessee to deregister the Aircraft, and (v) to export the Aircraft from the Mexico (including, if required, a valid and subsisting export permit and certificate of airworthiness for the Aircraft) or anything otherwise required in relation to the deregistration of the Aircraft with the Aviation Authority. In addition Lessee will take any other steps necessary to enable the Aircraft to be redelivered to Lessor in accordance with the Lease, including but not limited to discharge of any International Interests if action by Lessee is required for such discharge.

16.4 Mitigation Credit. Lessee shall be entitled to have a mitigation credit (the “Mitigation Credit”) deducted from any recovery by Lessor from Lessee of Basic Rent for the unexpired portion of the Term. Such Mitigation Credit shall be in one of the following amounts, with Lessor to select the amount which in its reasonable judgment will place Lessor in the same economic position, on an After-Tax Basis, as Lessor would have been in if Lessee had timely performed each of its obligations under this Agreement:

(a) in the event that Lessor has re-leased the Aircraft on terms (other than rental payment terms) which, taken as a whole, Lessor regards as being substantially similar to the terms of this Agreement, an amount equaling the aggregate basic rental payments to become due for the period coinciding with the remainder of the Term (determined without reference to any right of Lessor to cancel the leasing of the Aircraft, whether or not such right is exercised), discounted periodically (equal to installment frequency) to present worth at the Discount Rate to the date of payment by Lessee; or

(b) in the event that Lessor has not re-leased the Aircraft or has re-leased the Aircraft on terms (other than rental payment terms) which, taken as a whole, Lessor does not regard as being substantially similar to the terms of this Agreement, an amount equaling the fair market rental value of the Aircraft (specified in an appraisal by a recognized independent aircraft appraiser selected by Lessor) for the period commencing with the date that Lessor reasonably anticipates that the Aircraft could be re-leased at such rental rate and ending with the date that the Term was scheduled to expire (determined without reference to any right of Lessor to cancel the leasing of the Aircraft, whether or not such right is exercised), discounted periodically (equal to installment frequency) to present worth at the Discount Rate to the date of payment by Lessee.

CLAUSE 17. REDELIVERY.

17.1 Redelivery. On the Termination Date (other than following a Total Loss) Lessee shall, at its own expense, redeliver the Aircraft and the Aircraft Documents to Lessor at ***** performing the redelivery checks, or such other location as Lessor and Lessee may agree (the “Return Location”).

17.2 Condition of Aircraft and the Aircraft Documents. On redelivery of the Aircraft and the Aircraft Documents:

(a) the Aircraft shall be in such condition and all modifications and maintenance shall have been performed, and the Aircraft Documents shall be compiled and shall have been maintained, in such a manner as to demonstrate that Lessee has in all respects complied with its obligations contained in this Agreement;

(b) the Aircraft shall be free and clear of all Liens (other than Lessor’s Liens);

(c) at Lessor’s election, such election to be made no less than 90 days prior to the Expiry Date, the Aircraft shall immediately prior to redelivery have in effect either a certificate of airworthiness or an export airworthiness certificate issued by the Aviation Authority dated no earlier than 30 days prior to the date the Aircraft is re-delivered in accordance herewith (in either case with no exception listed), and such other current certificates, permits and licenses as shall allow the Aircraft to be used for the public transport of passengers under the regulations of the Aviation Authority;

(d) the Aircraft shall comply fully with the return conditions set forth in Schedule 4; provided that Lessor may, in its absolute discretion, agree to relax or waive any of such return conditions, subject to Lessee and Lessor reaching agreement as to appropriate compensation to be paid by Lessee to Lessor in consideration for such relaxation or waiver;

(e) the Aircraft and the Aircraft Documents shall be in such condition as qualifies it, without necessity of any repair, modification or maintenance for (i) immediate issuance of a current and valid certificate of airworthiness by, and registration with, the FAA, and (ii) immediate operation in the United States in full compliance with FAR Part 129 by delivering to Lessor at its option either an actual U.S. standard certificate of airworthiness (if the Aircraft is to be registered in the U.S.) or a letter acceptable to Lessor signed by an FAA Designated Airworthiness Representative (“DAR”) or another person acceptable to Lessor stating that the DAR or such person has inspected the Aircraft and the Aircraft Documents and has found that the Aircraft meets the requirements for issuance of a U.S. standard certificate of airworthiness for transport category aircraft in accordance with FAR Part 21 and in addition meets the operating requirements of FAR Part 129 with no restrictions. At Lessor’s request (such request to be provided in a timely manner) and expense, the Aircraft and the Aircraft Documents shall be in such condition as qualifies it, without necessity of any repair, modification or maintenance for (i) immediate issuance of a current and valid certificate of airworthiness by, and registration with, the JAA/EASA member states, and (ii) immediate operation in the JAA member states in full compliance with JAR OPS1 and the JAA/EASA Type Certificate Data Sheet.

17.3 Inspection; Corrections; Additional Work. For the period commencing at least 30 Business Days prior to the Termination Date and continuing until the date on which the Aircraft is returned to Lessor in the condition required by this Lease, Lessee will provide for the review by Lessor and/or its representative all of the Aircraft Documents described in Schedule 1A. Immediately prior to and during the check referred to in Clause 1(a) of Schedule 4, Lessee, at its own expense, shall make the Aircraft and the Aircraft Documents available to Lessor’s representatives at the Return Location for inspection (“Final Inspection”) in order to verify that the condition of the Aircraft complies with the provisions of this Agreement. The period allowed for the Final Inspection shall have such duration as to permit the conduct by Lessor, at Lessee’s expense, of the following:

(a) inspection of the Aircraft structure and Parts during which inspection Lessee shall open all inspection doors and panels specified by Lessor which are normally opened in the course of a C-Check or its equivalent under the Maintenance Program and Lessee shall open any other doors or panels or other zonal areas specified by Lessor if Lessor, acting in good faith, can show reasonable grounds (based on the physical appearance or condition of the Aircraft and/or information contained in the Aircraft Documents) for believing that such opening will result in corrosion being revealed;

(b) acceptance flight or flights (following the Manufacturer’s acceptance procedures for used aircraft) with Lessor’s representatives as technical observers, of such duration as is necessary (but not less than two hours or more than three hours) to demonstrate the satisfactory operation of the Aircraft, its equipment and systems;

(c) inspection of the Engines including, without limitation, (i) a full cold and hot section video tape borescope inspection of the Engines and (ii) full on-wing Engine maximum power assurance runs (including condition, acceleration, vibration monitoring and bleed valve scheduling checks) on each Engine to successfully demonstrate (x) take-off power in accordance with the limits shown in Manufacturer’s manual and (y) that each Engine will have a remaining hot day takeoff EGT margin sufficient to permit the operation of such Engine for the Flight Hours and Cycles set forth in Schedule 4, Redelivery Conditions (based on a review of the Engine historical and technical records, borescope inspection results, power assurance run results, and trend monitoring data); and

(d) inspection of the installed APU including, without limitation a full cold and hot section video borescope inspection of the APU.

Lessee will, at Lessee’s expense, correct all discrepancies found during any such inspection or flight determined not to have been in compliance with the Maintenance Program, the specifications of the Manufacturer or the requirements of this Agreement and provide to Lessor satisfactory evidence of such corrections. In addition, at the time of the check referred to in Clause 1(a) of Schedule 4, as applicable, Lessee will, subject to reasonable scheduling requirements, perform or cause to be performed additional work on the Aircraft as may be requested by Lessor; provided that: (i) Lessor will pay the reasonable incremental cost of: (A) such additional work; and (B) the cost of insurance premiums for the Aircraft beyond the Expiry Date; (ii) if the work is to be performed by Lessee or an Affiliate of Lessee, such cost shall not include any mark-up; and (iii) Lessee will be credited for the time required to perform such additional work in connection with the payment of Basic Rent.

17.4 Compliance after Term. In the event that Lessee does not return the Aircraft to Lessor on the Expiry Date and in the condition required for any reason (whether or not the reason is within Lessee’s control):

(a) Until such time as the Aircraft is redelivered to Lessor and put into the condition required to meet Return Conditions, instead of paying the Rent, Lessee will pay 200% (two hundred percent) of the amount of Rent for each day from the Expiry Date until the Termination Date prorated based on the actual number of days in the applicable month. Lessor acknowledges that Lessee has agreed to withdraw the Aircraft from commercial service and begin the work required to comply with the return conditions on a date prior to the Expiry Date and which affords a reasonable amount of time (based upon industry standards) to return the Aircraft to Lessor on or before the Expiry Date. Provided Lessee has withdrawn the Aircraft in compliance with the terms above, Lessor acknowledges and agrees that in the event an unforeseeable discrepancy from the return conditions prevents the return of the Aircraft on the Expiry Date, Lessee shall only be responsible for normal Rent for a period of fifteen (15) days following such Expiry Date. Thereafter, Lessee shall be responsible for ***** of the amount of Rent until the actual Termination Date.

(b) No Rent will be payable by Lessee during any delay that is a direct result of performing any additional work that is requested by Lessor.

17.5 Deregistration and Export. At such time as Lessee is obligated to redeliver the Aircraft to Lessor pursuant to this Agreement, Lessee shall at its expense upon the request of Lessor:

(a) promptly take all such steps (not including procuring the discharge of any Lessor’s Liens) as may be necessary to cancel the existing registration of the Aircraft (subject to Lessor giving, or procuring that any mortgagee of the Aircraft gives, such notices and/or required consents to the cancellation of such registration) and obtain and deliver to Lessor all certificates relating to the Aircraft required by applicable law on any transfer of or alteration to the registration thereof;

(b) provide to Lessor all assistance and execute such documents as Lessor may reasonably request so as to enable Lessor to obtain any documents (including, without limitation, any export certificate of airworthiness) required by applicable law in relation to the export of the Aircraft from the State of Registration, the Habitual Base or such other country in which the Aircraft is for the time being located and shall re-assign or otherwise confirm to Lessor the benefit of any indemnities or warranties available to Lessee from Manufacturer or any other supplier or manufacturer of the Engines or any Part or any repair or overhaul facility;

(c) provide to Lessor such assistance with respect to information and documentation as Lessor may reasonably require so as to enable the Aircraft to be registered and certified as to airworthiness under any applicable laws and/or regulations of any country other than the State of Registration.

17.6 Ferry Flight. Upon redelivery of the Aircraft, Lessee will, upon the prior written request of Lessor (such request to be received by Lessee no less than 30 days prior to the Expiry Date), fly the Aircraft from the Return Location to such location in the continental United States as Lessor may designate (the “Ferry Flight”), provided that the Aircraft remains registered in the United States of America. Lessee will pay all reasonable costs and expenses of the Ferry Flight and will provide insurance coverage for the duration thereof equivalent to that provided by the policies required under Clause 14. Lessor will reimburse Lessee within ten (10) Business Days for all reasonable costs and expenses (without any element of profit or mark-up) reasonably incurred in performing the Ferry Flight upon receipt of an invoice identifying such costs in detail.

17.7 Storage. Upon redelivery of the Aircraft, Lessee will, upon the written request of Lessor and subject to availability, store and maintain the Aircraft at a location selected by Lessee and reasonably acceptable to Lessor for a period not exceeding

60 days (“Storage Period”) from the end of the Term. Lessor will reimburse Lessee for all costs and expenses (without any element of profit or mark up) incurred in storing and maintaining the Aircraft during the Storage Period upon receipt of an invoice and supporting documents reasonably acceptable to Lessor.

CLAUSE 18. INDEMNITIES.

18.1 General Indemnities.

(a) Lessee hereby agrees at all times to indemnify, protect, defend and hold harmless each Indemnitee from and against all and any liabilities, losses, claims, proceedings, damages, penalties, fines, fees, costs and expenses whatsoever (any of the foregoing being referred to as a “Claim”) that any of them at any time suffers or incurs:

(i) arising directly or indirectly out of, or in any way connected with, the manufacture, ownership, possession, registration, performance, transportation, management, control, use or operation, design, condition, testing, delivery, leasing, maintenance, repair, service, modification, overhaul, replacement, removal or redelivery of the Aircraft (either in the air or on the ground) or any part of the Aircraft, whether or not such Claims may be attributable to any defect in the Aircraft or any part thereof or to the design, testing or use thereof or to any maintenance, service, repair, overhaul, or to any other reason whatsoever (whether similar to any of the foregoing or not), and regardless of when the same shall arise (whether during, or after termination of, the leasing of the Aircraft under this Agreement);

(ii) arising as a result of any design, article or material in the Aircraft or any part thereof or the operation or use thereof constituting or being alleged to constitute an infringement of any patent, copyright, design or other proprietary right; or

(iii) in relation to preventing or attempting to prevent the arrest, confiscation, seizure, taking in execution, impounding, forfeiture or detention of the Aircraft, or in securing the release of the Aircraft other than from any Lessor’s Lien.

(b) The following are excluded from Lessee’s agreement to indemnify any particular Indemnitee under Clause 18.1(a):

(i) any Claim judicially determined to be attributable to an act, matter, circumstance or thing done, arising or occurring after the date on which Lessee shall have redelivered the Aircraft and the Aircraft Documents to Lessor in accordance with this Agreement and shall have complied with all of its obligations under this Agreement and Lessee’s Documents (such date, the “Compliance Date”), but only to the extent not attributable or related, in whole or in part, to acts or omissions of Lessee or to circumstances, acts, omissions, incidents or events occurring on or before the Compliance Date;

(ii) any Claim judicially determined to have been caused by the willful misconduct, gross negligence or recklessness of such Indemnitee, its successors, servants or agents. For the avoidance of doubt, if this exclusion shall apply to an Indemnitee that is a “Lessor Party” as defined herein, then this exclusion shall apply to all such “Lessor Party” entities as defined herein;

(iii) any Claim which is a Tax or a loss of a Tax benefit or that is a cost or expense of such Indemnitee contesting a Tax imposed on it or a loss of a Tax benefit by such Indemnitee, which shall be governed by Clauses 18.2 through 18.10 and 19.2(b)(ii); or

(iv) any Claim for currency indemnification, which shall be governed by Clause 6.6.

(c) An Indemnitee shall promptly after obtaining actual knowledge thereof notify Lessee of any Claim as to which indemnification is sought; provided that a failure to so notify will not diminish or relieve Lessee of any obligations thereunder, except to the extent Lessee’s successful defense of any Claim is precluded thereby. Without prejudice to the obligation of Lessee to indemnify pursuant to this Clause 18.1, Lessee shall have the right to investigate and, in its discretion and provided that no Default has occurred and is continuing, to defend or compromise (other than with respect to a compromise of a non-monetary Claim, the compromise of which may adversely affect the Indemnitee), any Claim for which indemnification is sought under this Clause 18.1 and each Indemnitee shall cooperate at Lessee’s cost with all reasonable requests of Lessee in connection therewith; provided that (i) such proceedings do not involve any material risk of loss or forfeiture of title to the Aircraft (unless Lessee shall have posted a bond or other security satisfactory to Lessor in respect of such risk) or any material risk of any civil or criminal penalty being assessed against any Indemnitee and (ii) Lessee shall have agreed to indemnify, and shall indemnify on demand, such Indemnitee in a manner satisfactory to it for all costs and expenses which it may incur in connection with such Claim and shall deliver to such Indemnitee a written acknowledgement to indemnify it whether or not any contest of such Claim is successful. Where Lessee or its insurers undertake the defense of an Indemnitee with respect to a Claim, no additional legal fees or expenses of such Indemnitee in connection with such defense of such Claim shall be indemnified hereunder unless such fees or expenses were incurred at the request of Lessee or such insurers; provided, that if in the written opinion of counsel to such Indemnitee an actual or potential material conflict of interest exists where it is advisable for such Indemnitee to be represented by separate counsel, the reasonable fees and expenses of such separate counsel shall be borne by Lessee. Subject to the requirements of any policy of insurance, any Indemnitee may participate at its own expense in any judicial proceeding controlled by Lessee pursuant to the preceding provisions, and such participation shall not constitute a waiver of the indemnification provided in this

Clause 18.1. Nothing in this Clause 18.1 shall be deemed to require an Indemnitee to contest any Claim or to assume responsibility for or control of any judicial proceeding with respect thereto.

18.2 General Tax Indemnity. Lessee shall pay and discharge or cause to be paid or discharged, within the period for payment permitted by law (and shall, if requested by a Tax Indemnitee, produce to that Tax Indemnitee evidence of the payment and discharge thereof) and indemnify each Tax Indemnitee and keep each Tax Indemnitee fully indemnified at all times from and against all Taxes payable by that Tax Indemnitee at any time in respect of this Agreement, any of Operative Documents, or the Aircraft, the Airframe, any Engine, or any Part or interest therein or in respect of any transaction contemplated by this Agreement or any of the Operative Documents including, without limitation, the purchase (including, without limitation, under the Purchase Agreement), ownership, delivery, redelivery, transport, leasing, subleasing, financing, refinancing, mortgaging, location, registration, use, possession and operation, repair, import to or export from any country, return, storage, maintenance, protection, sale, attempted sale, acceptance, abandonment, rejection or other disposition of the Aircraft, the Airframe, any Engine, or any Part or interest therein, or the rentals, receipts, income or earnings arising from any of the foregoing. The preceding sentence shall not apply to, and Lessee shall have no liability to a Tax Indemnitee pursuant to this Clause 18.2 with respect to the following Taxes (collectively, “Excluded Taxes”):

(a) any Taxes arising with respect to periods after the termination of the leasing of the Aircraft under this Agreement and the return of the Aircraft in compliance with the terms hereof; provided, however, that the exclusion set forth in this subparagraph (a) shall not apply to Taxes relating to events occurring or matters arising on or prior to such time or to Taxes relating to payments made by Lessee to or for the benefit of such Tax Indemnitee under Lessee’s Documents following such time;

(b) any Taxes imposed on such Tax Indemnitee to the extent that such Taxes are directly attributable to any Tax Indemnitee’s gross negligence or willful misconduct or breach by such Tax Indemnitee or any Related Tax Indemnitee of its representations or covenants under any Lessee’s Document provided that, in the case of any Tax Indemnitee that is a Lender or a Related Tax Indemnitee, any Tax indemnification of such person shall (if requested by Lessee) be conditioned on an officer or other authorized signatory of Lessor certifying to Lessee that such Tax is not imposed due to the breach by a Tax Indemnitee or Related Tax Indemnitee of any of its representations, warranties or covenants under the Financing Documents;

(c) any Taxes imposed on such Tax Indemnitee that result from (i) any voluntary or involuntary sale, assignment, transfer or other disposition by such Tax Indemnitee or any Related Tax Indemnitee of any interest in the Aircraft or any part or portion thereof or this Agreement or any Operative Document, including any foreclosure by a creditor of such Tax Indemnitee or any Related Tax Indemnitee; provided, however, this sub-clause (c) shall not apply to Taxes arising or resulting from (t) any transfer of the Aircraft pursuant to the Purchase Agreement or the delivery of the Aircraft pursuant to this Agreement, (u) any transfer resulting from the repair, replacement or maintenance of the Aircraft or any part thereof, (v) any grant of a lien or security interest pursuant to any Financing Document upon or following a re-registration of the Aircraft in any jurisdiction other than the United States provided that Lessee is given at least 5 Business Days notice of such grant (but this subclause (v) shall apply only to the extent such Taxes exceed the amount of Taxes that would have been imposed had the Aircraft been and remained registered in the United States), (w) any transfer by the Lessee, including by reason of a sublease, whether or not permitted hereunder, (x) any sale, assignment, transfer or other disposition occurring in connection with the exercise of remedies hereunder or under any Financing Document while an Event of Default hereunder has occurred and is continuing (or would be continuing but for the exercise of remedies), (y) any loss, damage, destruction, casualty, requisition, seizure or condemnation of all or any part of the Aircraft or (z) while the Aircraft is subleased to any non-U.S. carrier (but this subclause (z) shall apply only to the extent such Taxes exceed the Taxes that would have been imposed had the Aircraft not been so subleased);

(d) any Taxes imposed on such Tax Indemnitee with respect to, or measured by, the net or gross income, capital gain, profits, receipts, capital, net worth, corporate franchise, business activity, conduct of business or privilege to conduct business of such Tax Indemnitee or an Affiliate thereof or in the nature or a minimum income tax, (i) by the United States or any state or local jurisdiction therein (other than by reason of the replacement or substitution of an Engine or any part of the Aircraft) or (ii) by any other jurisdiction except in the case of this clause (ii), Taxes that would not have been imposed but for a connection between such Tax Indemnitee and the jurisdiction imposing the Tax due to any or all of (x) the negotiation, presence, execution or delivery by Lessee, or the enforcement or registration of any of Lessee’s Documents in such other jurisdiction, (y) the presence, use, operation, maintenance, alteration, registration, repair or replacement of the Aircraft or any part thereof in such other jurisdiction, or (z) the presence or organization of Lessee or other user of the Aircraft in, or payment by, or for the benefit of, Lessee of any amount under the Lessee’s Documents from, such other jurisdiction (Taxes described in sub-clauses (x), (y) or (z) above shall be referred to as “Lessee Connection Taxes”);

(e) any Tax other than a Lessee Connection Tax imposed on a Tax Indemnitee as a result of any Tax Indemnitee, any Related Tax Indemnitee or any Affiliate of any Tax Indemnitee (A) being organized in the jurisdiction imposing such Taxes, (B) maintaining or having maintained an office or other place of business in the jurisdiction imposing such Taxes or (C) conducting or having conducted business that is unrelated to the transactions contemplated in the Lessee’s Documents in the jurisdiction imposing such Taxes;

(f) a Tax that would not have been imposed but for a Lessor’s Lien;

(g) any Tax that would not have been imposed but for the existence or status of any trust used to hold title to the Aircraft;

(h) any Tax imposed on a Tax Indemnitee in respect of a “prohibited transaction” within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended, or the regulations issued thereunder, or Section 406 of ERISA or the regulations of the US Department of Labor implementing Section 406 of ERISA other than any such Tax arising as a result of Lessee’s breach of Clause 2.1(p) or 8.5 hereof;

(i) any Tax imposed as a result of any Tax Indemnitee’s or its Affiliate’s, agent’s or advisor’s failure to comply with sections 6111, 6112, 6707, 6707A or 6708 of the Code;

(j) any Tax imposed on (i) a transferee of the interests held by a Tax Indemnitee in the Aircraft or any Operative Documents, or (ii) a transferee of any interest in a Tax Indemnitee, in each case to the extent that, under law in effect on the date of transfer such Tax exceeds the amount of the Tax that would have been imposed on the transferor Tax Indemnitee, provided however that this sub-clause (j) shall not apply to any transfer described in the proviso to clause (c) above;

(k) in the case of any Tax Indemnitee that is a Lender or a Related Tax Indemnitee of a Lender, any Taxes unless such Taxes are subject to indemnification pursuant to the indemnification provisions of the Financing Documents;

(l) a Tax liability of any Tax Indemnitee which would have arisen even if this Lease had not been entered into; and

(m) any Tax arising from the failure of a Tax Indemnitee to comply with any certification or other requirement of the jurisdiction imposing the Tax as a precondition to any exemption from or reduction of such Tax to which such Tax Indemnitee may be entitled; provided such certification or other requirement or compliance therewith would not expose such Tax Indemnitee to any risk of material adverse consequences and further provided that Lessee has notified such Tax Indemnitee or such Tax Indemnitee has otherwise acquired knowledge of the relevant Tax and such certification or other requirement within sufficient time so as to allow such Tax Indemnitee, acting with diligence, to comply with such certification or requirement;

provided the exclusions set forth in this Clause 18.2 shall not be interpreted to exclude the making of any payment on an After-Tax Basis.

18.3 Notice and Contest Rights. If a written notice of any claim is made against any Tax Indemnitee for any Taxes for which Lessee is required to pay or against which Lessee is required to indemnify such Tax Indemnitee pursuant to Clause 18.2, such Tax Indemnitee shall promptly notify Lessee thereof in writing; provided that a failure to so notify will not diminish or relieve Lessee of any obligations thereunder, unless and except to the extent that (i) such failure (whether by adversely affecting a counterclaim or defense, or otherwise) increases the amount for which Lessee would have been liable in the absence of such failure, or (ii) such failure results in the imposition of, or an increase in the amount of, any penalties, interest, or additions to Tax related to the Tax which is the subject of such claim or proceeding. No Tax Indemnitee shall, without

Lessee’s prior written consent, take any action with respect to such a claim for a period of thirty days after Lessee’s receipt of such notice unless such Tax Indemnitee is required to take action prior to such thirty day period and notifies Lessee of such requirement. If reasonably requested by Lessee in writing within thirty days of Lessee’s receipt of notice of such claim, and to the extent that there are means available by which to do so, such Tax Indemnitee shall, provided that no Event of Default shall have occurred and be continuing unless the Lessee shall have provided security for its obligations under this Clause 18 in form and substance satisfactory to such Tax Indemnitee in its sole discretion exercised in good faith, in good faith diligently contest or, in the case of a Lessee-Controlled Contest (as hereafter defined) permit Lessee to contest the validity, applicability or amount of such Taxes by (a) resisting payment thereof, if practicable, (b) paying the same only under protest, if protest is necessary and proper or (c) if payment shall be made, seeking a refund thereof in appropriate administrative and judicial proceedings; provided that (i) prior to taking such action Lessee shall have agreed to indemnify, and shall indemnify on an After-Tax Basis on demand, such Tax Indemnitee for all costs and expenses which such Tax Indemnitee may incur in connection with contesting such claim (including, without limitation, all reasonable legal and accountants’ fees and disbursements and the amount of any interest, penalties or additions to tax which may be payable as a result of contesting such claim), (ii) such Tax Indemnitee shall have determined in good faith that such contest shall not result in a risk of sale, forfeiture or loss of, or creation of any lien (other than a Permitted Lien) on, the Aircraft, (iii) if such contest is to be initiated by the payment of, and the claiming of a refund for, such Taxes, Lessee shall have advanced to such Tax Indemnitee sufficient funds (on an interest-free basis and, if such Tax Indemnitee shall have determined in good faith that such advance results in taxable income to such Tax Indemnitee, on an After-Tax Basis) to make such payment, (iv) in the case of a contest other than a Lessee-Controlled Contest, such Tax Indemnitee shall have received an opinion of independent tax counsel selected by such Tax Indemnitee that a reasonable basis exists for such contest, (v) in the case of a Lessee Controlled Contest, Lessee shall have delivered to such Tax Indemnitee a written acknowledgement of Lessee’s obligation to indemnify such Tax Indemnitee for the Tax being contested if the contest is not successful, (vi) in the case of a contest other than a Lessee-Controlled Contest, the amount of the potential indemnity for which Lessee may be liable to pay such Tax Indemnitee under Clause 18.2 exceeds ***** or the equivalent thereof, (vii) the contest is not for a Tax the imposition of which has been previously contested by Lessee or such Tax Indemnitee, and such contest (including all allowable appeals) was decided adversely to Lessee unless the Lessee shall have delivered an opinion of independent tax counsel selected by the Tax Indemnitee and reasonably acceptable to the Lessee that based on a change in law after such previous decision, and taking into account such previous decision, it is more likely than not that the Tax Indemnitee will prevail on such claim and (viii) no appeal shall be required to the Supreme Court of the United States. The applicable Tax Indemnitee shall determine the method of any contest that is not a Lessee-Controlled Contest and (in good faith consultation with Lessee) control the conduct thereof; provided, however, that a Tax Indemnitee shall not settle a claim without the prior written consent of Lessee, which consent shall not be unreasonably withheld, conditioned or delayed. Lessee shall determine the method of any contest that is a Lessee-Controlled Contest and (in good faith consultation with the applicable Tax Indemnitee) control the conduct thereof. The term “Lessee-Controlled Contest” shall mean any contest (i) that, under applicable Law, may be conducted in Lessee’s name and that does not involve income taxes or Taxes imposed on the applicable Tax Indemnitee that are not subject to indemnification by Lessee or (ii) which the applicable Tax Indemnitee determines in good faith the contest of which by Lessee will not adversely affect the Tax Indemnitee. Nothing contained in this Clause 18.3 shall require any Tax Indemnitee to contest, or permit Lessee to contest in the name of such Tax Indemnitee, a claim which such Tax Indemnitee would otherwise be required to contest pursuant to Clause 18.3 if such Tax Indemnitee shall waive payment by Lessee of any amount that might otherwise be payable by Lessee under Clauses 18.3 and 18.6 in connection with such claim. If any Tax Indemnitee agrees to a settlement of any contest conducted pursuant to this Clause 18.3 without the prior written consent of Lessee, then such Tax Indemnitee shall be deemed to have waived its rights to the indemnification provided for in Clause 18.2 or 18.6 with respect to the Tax liability accepted in such settlement (and all directly-related claims, and claims based on the outcome of such claim). So long as no Event of Default has occurred and is continuing, in the event that a Tax Indemnitee either waives or is deemed to have waived its rights to indemnification as provided above, such Tax Indemnitee shall repay to Lessee any amount previously paid or advanced to or on behalf of such Tax Indemnitee pursuant to subclause (iii) above with respect to such claim.

18.4 Mitigation. If Lessee becomes liable to indemnify and hold harmless an Indemnitee for Taxes under Clause 18.2, Lessor shall use reasonable commercial efforts to procure that the Indemnitee consults in good faith with Lessee and uses reasonable commercial efforts to avoid or reduce such Taxes, provided that (i) Lessee indemnifies and hold harmless Lessor and the Indemnitee against any external costs and expenses (including legal costs and expenses) Lessor and/or the Indemnitee reasonably incurs in taking any action under this Clause 18.4.

18.5 Payments on After-Tax Basis. Each payment and indemnity made by Lessee under this Clause 18 shall be made on an After-Tax Basis.

18.6 No Deductions or Withholdings. Lessee shall ensure that all payments to be made under this Agreement, whether in respect of Basic Rent, Agreed Value, Maintenance Payments, Security, interest, fees, indemnities or any other item, shall be made in full without any deduction or withholding in respect of Taxes unless such deduction or withholding is required by law, in which event Lessee shall:

(a) ensure that any deduction or withholding by it does not exceed the minimum amount legally required;

(b) in the case of Taxes indemnified against by Lessee pursuant to Clause 18.2 on the due date for such payment pay to the payee such additional amount as shall result in the net amount received by such payee being equal on an After-Tax Basis to that amount which would have been received by such payee had no such deduction or withholding been made;

(c) pay to the applicable taxation or other authorities within the period for payment permitted by law the full amount of the deduction or withholding legally required to be paid by it (including, but without prejudice to the generality of the foregoing, the full amount of any deduction or withholding from any additional amount paid pursuant to this sub-clause); and

(d) furnish to such payee, within thirty days of payment of such Taxes by it either (i) an official receipt of the applicable taxation or other authorities for all amounts deducted or withheld as aforesaid or (ii) a certificate of deduction or other evidence of the relevant deduction or withholding and payment to the applicable taxation or other authorities reasonably acceptable to Lessor.

18.7 Tax Benefit. If an Indemnitee or a Tax Indemnitee determines in its sole discretion exercised in good faith that it has actually realized a tax benefit or refund as a result of any claims or Taxes paid by Lessee or against which it has been indemnified by Lessee under Clauses 18.1, 18.2, 18.3, 18.5 or 18.6, it shall (to the extent in its sole discretion that it can do so without prejudicing the retention of the amount of such benefit or refund and without prejudice to the right to any other relief or allowance which may be available to it) pay to Lessee, promptly after actual realization of such tax benefit or refund or receipt of such other compensation, an amount that is equal to the amount of such benefit or refund or other compensation plus the amount of any Taxes saved by it as a result of the payment to Lessee pursuant to this Clause 18.7; provided, however, that in no event shall such payment exceed (x) the amount of all prior payments by Lessee to such Indemnitee or Tax Indemnitee under Clauses 18.1, 18.2, 18.3, 18.5 or 18.6 minus (y) the amount of all prior payments by such Indemnitee or Tax Indemnitee pursuant to this Clause 18.7 and provided, further however, that no such payment shall be required to be made while a Default or an Event of Default shall have occurred and be continuing. If an Indemnitee or a Tax Indemnitee shall have paid Lessee any amounts under this Clause 18.7 and it is subsequently determined that it was not entitled to a tax benefit or refund, such determination shall be treated as the imposition of a Tax for which Lessee is obligated to indemnify it pursuant to the provisions of Clause 18.2 without regard to the exclusions set forth in Clause 18.2.

18.8 Reports. Lessee will provide to each Tax Indemnitee such information as may reasonably be requested by such Tax Indemnitee to enable it to fulfill its Tax filing or other information reporting requirements with respect to the transactions contemplated by Lessee’s Documents. If any report, return or statement is required to be filed with respect to any Tax which is subject to indemnification under this Clause 18, to the extent legally permitted to do so Lessee shall timely file or cause to be filed the same (except for any such report, return or statement which a Tax Indemnitee has notified Lessee that it intends to file, or for income tax returns or any other return, report or statement which such Tax Indemnitee is required by law to file in its own name). Lessee shall either file or cause to be filed such report, return or statement required to be filed by it pursuant to the preceding sentence and send a copy of such report, return or statement to the relevant Tax Indemnitee, or, where Lessee is not so permitted to file such report, return or statement, it shall notify the relevant Tax Indemnitee of such requirement and prepare and deliver, such report, return or statement to such Tax Indemnitee in a manner satisfactory to it within a reasonable time prior to the time such report, return or statement is to be filed and such Tax Indemnitee shall file such report, return or statement; provided that the only consequence hereunder for failure to file shall be a loss of indemnification from Lessee in respect of Taxes resulting from such failure.

18.9 Continuation of Indemnities. The rights of each Indemnitee and Tax Indemnitee in respect of the indemnities contained in this Agreement, including, without limitation, in this Clause 18, shall continue in full force and effect in favor of each such Indemnitee and Tax Indemnitee (but always in accordance with the provisions of and subject to the limitations provided herein) notwithstanding the termination of this Agreement, the other Lessee’s Documents and/or the leasing of the Aircraft hereunder for any reason whatsoever, and notwithstanding cessation of business of such Indemnitee or Tax Indemnitee, dissolution of such Indemnitee, Tax Indemnitee or Lessee, any change in the constitution of such Indemnitee, Tax Indemnitee or Lessee, any transfer or assignment by an Indemnitee or Tax Indemnitee of its rights in the Aircraft or its interest hereunder (subject to the terms of Clauses 18.2 and 19.2(b)(ii)), or any other fact, event or circumstance of any kind whatsoever, whether similar to any of the foregoing or not.

18.10 Forms. Each Tax Indemnitee agrees to furnish from time to time to Lessee or to such other person as Lessee may designate, at Lessee’s request and expense, such duly executed and properly completed forms as such Tax Indemnitee may be permitted and legally able to deliver and as may be necessary or appropriate in order to claim any reduction of, or exemption from any Tax which Lessee may be required to indemnify against hereunder, unless such Tax Indemnitee determines that furnishing such forms may have a material adverse effect on the business or operations of such Tax Indemnitee.

18.11 Non-Parties. By accepting the benefits and rights of the Tax indemnification provisions of this Clause 18, except as expressly provided herein, each Tax Indemnitee that is not a party hereto agrees to be bound by the limits, duties and obligations imposed on Tax Indemnitees pursuant to this Clause 18 as a precondition to such indemnification.

CLAUSE 19. FURTHER PROVISIONS.

19.1 Nature of Lessee’s Obligations. All obligations of Lessee under this Agreement shall constitute conditions, and the time for the performance of such conditions shall be of the essence (without prejudice to the grace periods granted hereunder).

19.2 Benefit of Agreement.

(a) Lessor Transfer. Lessor may at its own expense assign or transfer the Aircraft and/or assign or transfer, including but not limited to as security for obligations under the Financing Documents, all or any part of its rights under this Agreement and any other Lessee’s Document to a Permitted Transferee (or, in the case of an assignment for security, any person) without the consent of Lessee; provided that prior to any such assignment or transfer becoming effective, the assignee or transferee shall execute and deliver to Lessee an undertaking to the effect that it will not disturb the quiet use, possession and enjoyment of the Aircraft by Lessee (or any permitted sublessee if the Aircraft is then subleased by Lessee hereunder) in accordance with Clause 4.4 hereof during the Term so long as no Default or Event of Default has occurred and is continuing, and such assignment or transfer will not cause the deregistration or negatively affect the United States registration of the Aircraft. If at the time of such assignment or transfer and under laws then in effect, Lessee would be obligated to pay such assignee or transferee under Clauses 18.2, 18.3 or 18.5 hereof an amount that exceeds the amount which Lessee would have been obligated to pay under this Agreement to Lessor, if no such assignment or transfer had taken place, Lessee shall not be obligated to pay the amount of the excess. For the avoidance of doubt, adding a Lender as an Additional Insured under Lessee’s liability insurance policy(ies) shall not be deemed to result in any increase of Lessee’s liabilities or obligations hereunder or under any of the other Operative Documents.

(b) No Lessee Transfer. Except as provided in Clause 8.4, no assignment or transfer may be made by Lessee of all or any of its rights or obligations in respect of the Aircraft or this Agreement.

(c) Lessee Cooperation; Release. Lessee shall upon request from Lessor and at the expense of Lessor cooperate in effecting any assignment or transfer referred to in paragraphs (a), (b) and (c) above and will execute any agreements or other instruments (including, without limitation, any supplement or amendment to or novation of this Agreement) and promptly (in accordance with the Cape Town Convention and the International Registry) provide an electronic consent to any registration or release of any Lien on the International Registry that may be required in order to give effect to or perfect any such assignment or transfer and if the transfer involves the assumption by the transferee of any of Lessor’s obligations under any Lessee’s Documents, to release Lessor from the obligations so assumed and will execute such certificates and provide such legal opinions as shall be reasonably requested by Lessor in connection therewith. Without limiting the foregoing, in the event of any assignment to Lenders, Lessee undertakes upon request from Lessor and at the expense of Lessor to consent to and to acknowledge the Security Documents by executing and delivering a consent to such documents in such form as Lessor shall reasonably require and otherwise to provide all reasonable assistance and cooperation to Lessor, each Lender and their respective representatives and advisers in connection with the perfection and maintenance of such security interests, including, without limitation, the effecting of all necessary filings and registrations of the Security

Documents in the State of Registration and Habitual Base. Lessee agrees that the transferring Indemnitees and Tax Indemnitees shall be entitled to remain Indemnitees and Tax Indemnitees for purposes of Clause 18.

Subject to mutual agreement between the parties as to schedule pursuant to the terms and conditions of this Agreement, Lessee will, consistent with its operational requirements, make the Aircraft and the Aircraft Documents available for inspection by any potential transferee or assignee of Lessor; provided that arrangements for such inspection are made through Lessor and that such potential transferee or assignee shall be accompanied by Lessor during such inspection.

19.3 Further Assurances. Lessee agrees from time to time upon request from Lessor to promptly do and perform such other and further acts and promptly execute and deliver and, if applicable, consent electronically to, any and all such other instruments or registrations as may be required by law or reasonably requested by Lessor to establish, maintain and protect the rights and remedies of Lessor and the Lender(s) under the Operative Documents and to carry out and effect the intent and purpose of the Operative Documents, including without limitation, if requested by Lessor and at Lessee’s expense, the execution and delivery of supplements or amendments hereto subjecting to this Agreement any Replacement Engine in accordance with the laws of any appropriate jurisdiction. Lessor will reimburse Lessee for any reasonable out-of-pocket expenses (including legal fees and expenses) incurred in relation to a request to take action or execute and deliver documents to establish, maintain or protect the rights and remedies of Lenders unless the request relates to actions and the execution and delivery of documents when entering into a sublease where the Aircraft is registered in a country other than the United States.

19.4 Rights Cumulative; Waivers; Variation; Counterparts; Language.

(a) The rights of all parties under this Agreement are cumulative, may be exercised as often as the relevant party considers appropriate and are in addition to its rights under the general law. The rights of all parties against the other or in relation to the Aircraft (whether arising under this Agreement or the general law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing; and in particular any failure to exercise or any delay in exercising any such rights shall not operate as a waiver or variation of that or any other such right; any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on the part of such party or on its behalf shall in any way preclude it from exercising any such right or constitute a suspension or any variation of any such right.

(b) The provisions of this Agreement shall not be varied other than by an instrument in writing executed by or on behalf of Lessor and Lessee.

(c) To the extent, if any, that this Lease constitutes tangible chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in this Lease or in any Lease Supplement may be perfected through the transfer or possession of any counterpart other than the original counterpart no. 1, which shall be so identified. Subject to the preceding sentence, this Agreement may be executed in counterparts each of which will constitute one and the same document.

(d) All documents delivered to Lessor or required to be delivered pursuant to this Agreement shall be in English, or if not in English, will be accompanied by a certified English translation. If there is any inconsistency between the English version of this Agreement or any document delivered hereunder and any other version in any other language, the English version will prevail.

19.5 Delegation. Lessor may delegate to any person or persons all or any of the rights, powers or discretions vested in it by this Agreement and any such delegation may be made upon such terms and conditions as Lessor in its absolute discretion thinks fit.

19.6 Evidence of Indebtedness. Save where expressly otherwise provided in this Agreement, any certificate or determination by Lessor as to any rate of interest or as to any amount payable under this Agreement shall contain reasonable details of the calculation of such rate or, as the case may be, amount and, if appropriate, the circumstances giving rise thereto and shall, in the absence of manifest error, be conclusive and binding on Lessee.

19.7 Applications of Moneys. If any sum paid or recovered in respect of the liabilities of Lessee under this Agreement is less than the amount then due, Lessor may apply such sum to Rent, interest, fees or any other amount due under this Agreement in such proportions and order and generally in such manner as Lessor shall determine.

19.8 Notices. Any notice or communication under or in connection with this Agreement shall be in English and in writing and shall be delivered personally or sent by a recognized international courier service, courier fee prepaid or certified, registered or express mail, postage prepaid to the respective addresses given below or such other address as the recipient may have notified to the sender in writing. Notices or communications shall be deemed received:

(a) in the case of personal delivery, recognized international courier service, certified, registered or express mail, on the date received:

to Lessor at:

Wells Fargo Bank Northwest, National Association

299 South Main Street, 12th Floor

MAC: U1228-120

Salt Lake City, UT 84111

Telephone:	(801) 246-5630
Attention:	Corporate Trust Services

with a copy to:

JSA Aircraft 4798, LLC

c/o Jackson Square Aviation, LLC

559 Pacific Avenue

San Francisco, CA 94133

Telephone:	(415) 821-8300
Attention:	General Counsel

to Lessee at:

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. de C.V. (Volaris)

Prolongación Paseo de la Reforma 490, Piso 1

Col. Santa Fe Peña Blanca

01210, México, D.F.

Telephone:	(52 55) 5261-6400
Attention:	General Counsel

19.9 Invalidity of any Provision. If any of the provisions of this Agreement becomes invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired.

19.10 Lessor’s Right to Remedy. If Lessee fails to comply with any provision of this Agreement, Lessor may, without being in any way obliged to do so or responsible for so doing and without prejudice to the ability of Lessor to treat such failure as an Event of Default, upon notice to Lessee (unless notice is prohibited by law) effect compliance on behalf of Lessee, whereupon Lessee shall indemnify Lessor in respect of any amount thereby expended by Lessor, together with all costs and expenses (including legal costs) in connection therewith.

19.11 Entire Agreement. The Operative Documents constitute the entire agreement between the parties hereto in relation to the leasing of the Aircraft by Lessor to Lessee, and supersede all previous proposals, agreements and other written and oral communications in relation thereto.

19.12 Governing Law. THIS AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD FOR CONFLICT OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK).

The foregoing election of the laws of the state of New York is without prejudice to the right of Lessor to apply the laws of the Federal District of Mexico to any repossession or other enforcement of rights under the Lease while the aircraft is located in Mexico.

This Agreement, together with all exhibits and attachments are being executed by the parties in the presence of a notary public in Mexico, and such notary shall certify this agreement as a public document and to be attached with the capacity to be enforced through an executive commercial process in accordance with Mexican law, as set forth in the Commercial Code.

19.13 Jurisdiction; Service of Process; Inconvenient Forum.

Each party hereby irrevocably consents that any legal action or proceeding against it or any of its assets with respect to this Agreement may be brought in any court of the State of New York or any Federal court of the United States of America located in the Borough of Manhattan, New York, New York, United States of America (and all related appellate courts), in the courts of the Federal District of Mexico or in the courts of any other jurisdiction where the Aircraft may be located. By execution and delivery of this Lease, each of the parties hereto hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its assets, generally and unconditionally, the jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby. Each of the parties hereto hereby irrevocably waives its rights to bring an action or commence a proceeding on this Agreement in any other jurisdiction to which it may be entitled by virtue of its present or future domicile. As a form of alternative dispute resolution, Lessor may require that Lessee execute a transaction agreement before the Centre of Alternative Justice of the Superior Tribunal of Justice of the Federal District of Mexico, upon terms that shall be satisfactory to Lessor.

Each party further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified airmail, postage prepaid, to it at its address set forth in Clause 19.8. The foregoing, however, shall not limit the rights of any party to serve process in any other manner permitted by applicable law or to bring any legal action or proceeding or to obtain execution of judgment in any jurisdiction. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in the State of New York and the Supreme Court of the state of New York (and all related appellate courts), in the Federal District of Mexico or in any other jurisdiction where the Aircraft may be located, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in the State of New York and the Supreme Court of the state of New York (and all related appellate courts), in the Federal District of Mexico or in any other jurisdiction where the Aircraft may be located has been brought in an inconvenient forum; and, to the extent that it has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process it hereby waives such immunity and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or other proceeding, any claim that it is not personally subject to the jurisdiction of the above named courts, that it is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, or attachment either prior to judgment or in aid of execution, that such suit, action or other proceeding is brought in an inconvenient forum, that the venue of such suit, action or other proceeding is improper, or that any of the Operative Documents may not be enforced in or by such courts.

Each party hereby additionally agrees that the courts of the place in which the Registrar (as defined in the Cape Town Convention) has its centre of administration shall have exclusive jurisdiction to award damages or make orders against the Registrar.

19.14 Waiver of Jury Trial. EACH PARTY HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH IT IS A PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT, ANY OF THE OPERATIVE DOCUMENTS OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER. The scope of the above waiver and agreement is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that the above waiver and agreement is a material inducement to enter into a business relationship, that each has already relied on the above waiver and agreement in entering into this Agreement, and that each will continue to rely on the above waiver and agreement in their related future dealings. Each party hereto further warrants and represents that it has reviewed the above waiver and agreement with its legal counsel and that it knowingly and voluntarily waives its jury trial rights and agrees as described above following consultation with legal counsel. THIS WAIVER AND AGREEMENT SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR AGREEMENTS RELATING HERETO.

19.15 Lease for U.S. Federal Income Tax Law Purposes. Lessee and Lessor and the other parties hereto agree that this Agreement is, and shall be treated as, a lease for U.S. Federal and state income tax purposes in relation to the Aircraft and agree that it is their intention that this Lease be treated as a “Lease” under the UCC and not a “security interest” thereunder. The execution of this Agreement by the parties hereto constitutes the authorization by Lessee for Lessor to file such UCC-1 financing statements under Article 9 of the UCC as Lessor reasonably deems necessary or desirable to protect the interest of Lessor hereunder.

19.16 Confidentiality.

(a) No party hereto shall, without each other party’s prior written consent, communicate or disclose the terms of this Agreement or any information or documents furnished pursuant to this Agreement (except to the extent the same are within the public domain) to any third party (other than Lenders and any prospective transferee or assignee and to its and their respective Affiliates and, in each case to, the respective external legal advisers, auditors, insurance brokers of such persons to the extent required for each such party to carry out its relevant task); provided however that disclosure will be permitted to the extent required: (i) pursuant to an order of any court of competent jurisdiction; (ii) pursuant to any procedure for discovery of documents in any proceeding before any such court or other Government Entity or to enforce the terms of this Agreement or any other Operative Document; (iii) pursuant to any law or regulation having the force of law; or (iv) in order to perfect any assignment of assignable warranties.

(b) Notwithstanding anything to the contrary set forth herein or in any other agreement to which the parties hereto are parties or by which they are bound, the obligations of confidentiality contained herein and therein shall not apply to the U.S. federal tax structure or U.S. federal tax treatment of the underlying transaction, and each party thereto (and any employee, representative, or agent of any party hereto) may disclose to any and all persons, without limitation of any kind, the US federal tax structure and U.S. federal tax treatment of the transaction. The preceding sentence is intended to cause the transaction to be treated as not having been offered under conditions of confidentiality for purposes of Section 1.6011-4(b)(3) (or any successor provisions) of the Treasury Regulations promulgated under Section 6011 of the Internal Revenue Code of 1986, as amended, and shall be construed in a manner consistent with such purpose. In addition, each party hereto acknowledges that it has no proprietary or exclusive rights to the U.S. federal tax structure of the transaction or any U.S. federal tax matter or U.S. federal tax idea related to the transaction.

[Remainder of Page Intentionally Left Blank; Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Aircraft Lease Agreement [4798] to be executed as of the date first above written.

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. (d/b/a VOLARIS)

By:	/s/ Mario E. Geyne Pliego
Name:	Mario E. Geyne Pliego
Title:	Financial and Fleet Planning Director

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the Trust Agreement

By:	/s/ Alejandra M. Llopis Loza
Name:	Alejandra M. Llopis Loza
Title:	Attorney in Fact

COUNTERPART NO.      OF 6 SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS LEASE CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE IN THE UNITED STATES OR ANY CORRESPONDING LAW IN ANY OTHER JURISDICTION, NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART HERETO OTHER THAN COUNTERPART NO. 1.

-Signature Page-

Aircraft Lease Agreement, msn. 4798

CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE 1

AIRCRAFT DESCRIPTION

Aircraft Manufacturer, Model and Series: Airbus A320-200 Aircraft

Manufacturer’s Serial Number: 4798

Engine Manufacturer and Model: IAE International Aero V2527E-A5 Select One (or better)

Engine Serial Numbers: As specified in the Technical Acceptance Certificate.

Auxiliary Power Unit Manufacturer: *****

Auxiliary Power Unit Serial Number: As specified in the Technical Acceptance Certificate.

Landing Gear Part Numbers: *****

Landing Gear Serial Numbers: As specified in the Technical Acceptance Certificate.

Date of Manufacture: July, 2011

Seating Configuration: 174 Economy Class

Weights & Capacity	Tonnes

Maximum Take Off Weight	*****
Maximum Landing Weight	*****
Maximum Zero Fuel Weight	*****

Schedule 1-1

SCHEDULE 1A

AIRCRAFT DOCUMENTS

The following documentation and information is part of the Aircraft, and is the property of the Lessor. The documentation shall be in English, complete, current, accurate and include the latest revisions, in good condition, readable and capable of being reproduced using standard reproduction processes. All documentation shall have the necessary stamps, endorsements, certifications and signatures where appropriate.

Bulk storage media (microfilm, CD, DVD) shall be in an industry standard format, requiring no proprietary or “fee added” software to access. One set of any such bulk storage media or one set of paper documentation shall be provided.

All records listed in this Exhibit B shall be provided notwithstanding any policies of the Aviation Authority or the Reference Regulatory Agency that may allow the disposal of such records.

1)	Certificates

a)	Certificate of Airworthiness;

b)	Certificate of Registration;

c)	Aircraft De-Registration Confirmation (if applicable);

d)	Export Certificate of Airworthiness issued by the last country of registry (if applicable);

e)	Noise Limitation Certificate (AFM page) (if applicable); and

f)	Burn Certificates (Cabin Interiors), unless maintained as per Manufacturer type certificated configuration, as follows:

i)	Certification of compliance with fire blocking requirements as outlined by the Reference Regulatory Agency;

ii)	Bottom Seat cushions (including “in combination” burn certification), Passenger and Cabin attendant;

iii)	Back rest cushions (including “in combination” burn certification), Passenger and Cabin attendant;

iv)	Dress covers (including “in combination” burn certification), Passenger and Cabin attendant;

v)	Carpets;

vi)	Curtains;

vii)	Interior Surfaces (if refurbished); and

2)	Manuals

a)	Reference Regulatory Agency approved Airplane Flight Manual;

b)	Weight and Balance Control and Cargo Loading Manual and Supplements;

c)	Operations Manual (Manufacturer’s generic);

d)	Quick Reference Handbook (Manufacturer’s generic);

Schedule 1A-1

e)	Structural Repair Manual;

f)	Aircraft Maintenance Manual;

g)	Component Overhaul Manuals, (MM, IPC, SRM) for the following cabin BFE, if such BFE is not factory installed and included in the Aircraft Manuals:

i)	Galleys;

ii)	Coffee Makers, Ovens, Hot Jugs and other galley equipment;

iii)	Lavatories;

iv)	Toilet Assemblies;

v)	Closets;

vi)	Class Dividers;

vii)	Passenger Seats;

h)	Aircraft Illustrated Parts Catalog (I.P.C.) (operator customized);

i)	Operator part number to manufacturer part number cross reference, if operator maintains its own part numbering system;

j)	Aircraft Wiring Diagrams;

k)	Engine shop manual and IPC;

l)	APU shop manual and IPC (if such IPC is not part of the Aircraft IPC);

m)	Fault Isolation Manual, if applicable;

n)	Schematics Manual, if applicable;

o)	Summary of Lessee’s Maintenance Program;

p)	List of Certification Maintenance Requirements;

q)	Master Minimum Equipment List;

r)	Configuration Deviation List; and

s)	Fault Reporting Manual, if applicable.

3)	Airworthiness Directives Documentation

a)	The Aircraft shall have all records associated with A.D. compliance:

i)	A complete and current applicable A.D. status list of the Airframe and each appliance, Engine and APU Airworthiness Directive applicable to the Aircraft. This list shall include, but not be limited to:

(1)	A.D. number and revision number;

(2)	A.D. title;

(3)	Aircraft serial number, Engine serial number, APU serial number, appliance serial number, as applicable;

(4)	Engineering documentation reference;

(5)	Manufacturer’s Service Bulletin reference and cross-references where appropriate;

(6)	Specify terminated or repetitive status;

(7)	Date of initial accomplishment;

(8)	Date of last maintenance accomplishment, if repetitive;

(9)	Name and serial number of the internal maintenance form used to document accomplishment, if applicable;

(10)	The means by which compliance was accomplished (e.g., modified, repaired, inspected);

(11)	Details of any alternate means of compliance, including references, intervals, and applicability;

Schedule 1A-2

b)	The list shall be typed, certified and signed by an authorized quality assurance representative of last operator at Delivery or of Lessee at Redelivery, and countersigned by Lessee at Delivery or by Lessor at Redelivery;

c)	Legible copies of the dirty fingerprint work card completion documents that accomplish each A.D. If the A.D. is a repetitive inspection, documentation of the last accomplishment is sufficient. These documents must have date of accomplishment, signature of a certified mechanic and/or inspector, and/or the mechanics/inspector’s certificate number or repair station number of the mechanic accomplishing the work. The document must reference the A.D. number and the operator’s internal maintenance form used to document accomplishment of the A.D;

d)	Exemptions or deviations granted by the Aviation Authority (or other applicable civil aviation authority with jurisdiction over the Aircraft) on A.D. compliance, including copy of exemption request; and

e)	Items c) and d) will be provided in document packages for each A.D. Each package will contain all documents relative to the A.D./Aircraft combination, and include copies of the AD.

4)	Engineering Documentation

a)	A current list of Engine and APU Service Bulletins, Engineering Orders, major repairs and Supplemental Type Certificates accomplished on each Engine and the APU. A current list of Airframe Engineering Orders, major repairs and Supplemental Type Certificates accomplished on the Airframe. For appliances, a current list of A.D. related Service Bulletins, major repairs, Supplemental Type Certificates and Engineering Orders are required;

b)	Legible copies of the detailed dirty fingerprint work card accomplishment documentation for each Airframe, appliance, Engine and APU Service Bulletin, Engineering Order, major repair and Supplemental Type Certificate accomplished on the Aircraft, each Engine and the APU, to include the following:

i)	SB number and revision number;

ii)	SB title;

iii)	Aircraft serial number, Engine serial number, APU serial number, appliance serial number as applicable;

iv)	Engineering documentation reference;

v)	Manufacturer’s Service Bulletin reference and cross-references where appropriate;

vi)	Specify terminated or repetitive status;

vii)	Date of accomplishment of each portion of such engineering document;

viii)	Date of last maintenance accomplishment, if repetitive;

Schedule 1A-3

ix)	Name and serial number of the internal maintenance form used to document accomplishment, if applicable;

x)	Statement of the means by which compliance was accomplished (e.g., modified, repaired, inspected);

c)	FAA or EASA approvals (DER Form 8110-3, Form 8100-9 or EASA Part 21 approval sheet, if applicable) for modifications or alterations not covered by manufacturer’s Service Bulletins (including appliances, if applicable);

d)	A current copy of all Engineering documentation related to all Aircraft alterations, repairs and configuration changes. This shall include documentation for work done by the previous owner(s) and operators(s), the manufacturer or any vendor;

e)	Data packages covering all designed repairs or alterations that do not have manufacturer approval, including the submittal to the FAA or EASA for an STC or EASA Part 21 approval sheet, if applicable. The data packages shall include the following:

i)	engineering orders;

ii)	drawings;

iii)	parts lists;

iv)	installation documentation;

v)	engineering analysis as submitted to obtain the STC approval;

vi)	all manual supplements (MM, IPC, WD, AFM);

vii)	maintenance program supplements;

viii)	any and all reference documents referenced by documents contained in this section 4(e);

f)	Engineering deviations records, if any, applicable to the airframe, Engines and APU, components and piece parts; and

g)	Digital Flight Data Recorder System technical description

5)	Aircraft Maintenance Status Summaries

a)	Certified current Time in Service (Flight Hours & Cycles);

b)	Certified maintenance status of the Aircraft, including Aircraft serial number, hours, cycles and days since major checks and applicable time remaining to major checks;

c)	Certified status of structural tasks, including SSI (including last accomplished and next due);

d)	Certified status of CPCP (including last accomplished and next due), where the CPCP is not part of the Manufacturer’s SSI program;

e)	Certified current status for all life limited parts and hard time components for the Airframe, Landing Gears, Engines and APU, including back-to-birth history for all Landing Gear and Engine life limited parts and, to the extent any Engine life limited parts (“Engine LLPs”) have been used in higher rated engines, a summary of the Engine Flight Hours and Engine Cycles consumed on each such Engine LLP by use on such higher rated engines(s);

Schedule 1A-4

f)	Certified listing of Aircraft, Landing Gear, Engine and APU components status by P/N – S/N – Description Position – TSI – TSO – TSN, CSI – CSO – CSN, Total time, Total Cycles, next Due Time, including explanations of abbreviations;

g)	Certified status of all non-SB and Major Modifications/STC’s including acceptable State of Manufacture Certification and/or equivalent FAA or EASA approval;

h)	List of out of Phase Checks, Service Bulletins requiring continuous surveillance and Special Requirements (if any); and

i)	Declaration of Aircraft Accident/Incident Report and major repairs, if any.

6)	Aircraft Maintenance Records

a)	Aircraft maintenance log from the past 12 months;

b)	Cabin maintenance log (if maintained separately from the Aircraft maintenance log) from the past 12 months;

c)	A Checks- Complete work card packages, tally sheets, material data sheets and maintenance releases for the last complete cycle of A Checks (or equivalent);

d)	C Checks- Complete work card packages, tally sheets, material data sheets and maintenance releases for the last complete cycle of C Checks (or equivalent);

e)	Complete work card packages, tally sheets, material data sheets and maintenance releases for all major checks (D, S4C, HMV or equivalent);

f)	Documentation and records concerning the last Aircraft major structural inspection including CPCP Tasks and Structural Sampling Inspection;

g)	Last Weight & Balance Report including Schedule;

h)	Compass Swing Report;

i)	Last Test Flight Report;

j)	Cross reference list for MPD task number vs. last operator’s Task Card number including date/time/cycles each task was done;

k)	Service Difficulty Reports (if any);

l)	Aircraft Historical Log;

m)	Last Flight Data Recorder read-out;

n)	Weighing reports; and

o)	Historical report showing cumulative times for last major inspection accomplishments, Engine changes, storage periods, landing gear and APU changes, etc.

7)	Configuration Status

a)	FAA or EASA approved and certified LOPA;

b)	Galley Drawings;

c)	Emergency, Safety and Loose Equipment Layout/Listing showing description, quantity, manufacturer, part number and location;

d)	Inventory Listing of Avionics installed units;

Schedule 1A-5

e)	Aircraft Major Equipment listing or current equipment list if not included in Weight and Balance Control and Cargo Loading Manual;

f)	List of applicable STC’s;

g)	Aircraft Detail Specification;

h)	Aircraft Inspection Record;

i)	Passenger/ Cargo Buyer Furnished Equipment List (including, but not limited to seats, galley, lavatories, entertainment, cargo handling, emergency equipment.); and

j)	Electrical Load Analysis documents and data.

8)	Manufacturer Historical Records at New Delivery

a)	Copy of EASA Form 52 Aircraft Statement of Conformity;

b)	Manufacturer’s AD Report;

c)	Manufacturer’s Inspection Report, Initial Equipment list;

d)	Manufacturer’s repair/alteration report or statement that no such report was produced;

e)	Manufacturer’s SB Report;

f)	Copies of all applicable Master Changes (M.C.)/ Supplemental Type Certificate; and

g)	Rigging document.

9)	Engine Records

a)	Engine log book or Engine Data Submittal;

b)	Current Disk Sheet (LLP Sheet) signed and certified;

c)	Manufacturer Delivery Documents;

d)	Complete historical engine/ module shop visit reports and Engine Performance Restoration reports, for all Engine Performance Restorations;

e)	Dirty finger print shop work cards and material data sheets covering the last overhaul of each module, for all shop visits;

f)	On Wing Repair records;

g)	Engine Log Book/ Master Records of Installation/Removals;

h)	Last Borescope Report, including video if available;

i)	Test Cell Run Report;

j)	Certified Statement that Engines are not involved in an accident;

k)	Certified “On-Watch” statement;

l)	List of “On-Watch Items” items requiring repetitive inspections;

m)	List of repetitive inspections that are not required by AD;

n)	List of technical variances or maintenance requirements unique to the particular Engine;

o)	Engine Trend Monitoring data for the last 12 months of operation;

p)	Last engine run and power assurance report;

q)

All Life Limited Parts (LLPs) will have complete life traceability of time consumed (Cycles and/or Flight Hours as applicable) since new. Such traceability shall include historical removal and installation documentation

Schedule 1A-6

of each LLP in respect of each Engine or module where such LLP had been installed and where time has been consumed. Each removal and installation document will evidence LLP total Flight Hours and LLP total Cycles accumulated in each Engine or module;

r)	Each LLP will have a signed and certified cover page including engine or module total Flight Hours, total Cycles, part total Flight Hours, total Cycles and date for each removal and installation depicting the life of the part since new. Notwithstanding, any LLPs replaced during the term of the lease will have the most recent FAA 8130-3 tag or JAA Form 1, as applicable, used to install such LLP into the applicable Engine or module;

s)	Engine manufacturer’s or FAA or EASA approved data shall be provided for any discrepancies outside of the Engine Manufacturer’s Engine Manual shop limits that documents approval for unlimited continued service, without time limitations for removal, repair or replacement, or have any special or distinct inspection requirements. The data shall include:

i)	Approval form;

ii)	Complete description of the discrepancy;

iii)	Supporting analysis and documentation; and

t)	Engine manufacturer’s or FAA or EASA approved data shall be provided for any repairs not in accordance with the Engine Manufacturer’s Engine Manual that documents approval for unlimited continued service, without time limitations for removal, repair or replacement, or have any special or distinct inspection requirements. The data shall include:

i)	Approval form;

ii)	Complete description of repair;

iii)	Supporting analysis and documentation.

10)	APU

a)	Certified Statement on Status of APU;

b)	In house modifications (if applicable);

c)	Approved Release to Service Certification for installed units;

d)	APU Log Book/ Master Record of Installation/ Removals;

e)	APU Shop Visit Reports & reason for removal, for all APU shop visits;

f)	Dirty finger print shop work cards and material data sheets for all APU shop visits;

g)	Statement of APU hours to Aircraft Flying hours (if applicable);

h)	APU Borescope Report;

i)	Last Test Run Report;

j)	All Life Limited Parts (LLPs) will have complete life traceability of time consumed (Cycles and/or Flight Hours as applicable) since new. Such traceability shall include historical removal and installation documentation of each LLP in respect of each APU where such LLP had been installed and where time has been consumed. Each removal and installation document will evidence LLP total Flight Hours and LLP total Cycles accumulated in each Engine or module;

Schedule 1A-7

k)	Each LLP will have a signed and certified cover page including engine or module total hours, total Cycles, part total Flight Hours, total Cycles and date for each removal and installation depicting the life of the part since new. Notwithstanding, any LLPs replaced during the term of the lease will have the most recent FAA 8130-3 tag or JAA Form 1, as applicable, used to install such LLP into the applicable APU;

l)	APU manufacturer’s or FAA or EASA approved data shall be provided for any discrepancies outside of the APU manufacturer’s APU shop manual limits that documents approval for unlimited continued service, without time limitations for removal, repair or replacement, or have any special or distinct inspection requirements. The data shall include:

i)	Approval form;

ii)	Complete description of the discrepancy;

iii)	Supporting analysis and documentation;

m)	APU manufacturer’s or FAA or EASA approved data shall be provided for any repairs not in accordance with the APU manufacturer’s APU shop manual that documents approval for unlimited continued service, without time limitations for removal, repair or replacement, or have any special or distinct inspection requirements. The data shall include:

i)	Approval form;

ii)	Complete description of repair;

iii)	Supporting analysis and documentation; and

n)	Current disk sheet (LLP) signed and certified, if applicable.

11)	Components

a)	FAA Form 8130-3 or EASA Form-1 and last repair/overhaul records for Hard Time Components;

b)	FAA Form 8130-3 or EASA Form-1 and last repair/ overhaul records for on-condition and condition monitored components;

c)	Certified Quick Engine Change (QEC) rotable parts list and FAA 8130-3 or JAA Form-1 for each QEC rotable part;

d)	Certified accessory LRU list and FAA 8130-3 or JAA Form-1 for installed LRU’s.

12)	Landing Gear

a)	Approved Release to Service Certification for each fully built up gear assembly, or major assemblies on each gear, as applicable;

b)	Last shop visit report; and

c)	Complete work card packages, tally sheets, material data sheets and maintenance releases for the last Landing Gear overhaul;

Schedule 1A-8

13)	Damage and Repairs

a)	Manufacturer’s or FAA or EASA approved data shall be provided for any discrepancies outside of Manufacturer’s Structural Repair Manual limits or applicable Maintenance Manual limits that documents approval for unlimited continued service, without time limitations for removal, repair or replacement. There shall be no special or distinct inspection requirements;

b)	All repairs will be in accordance with the Manufacturer’s Maintenance Manual and Manufacturer’s Structural Repair Manual, or will have Manufacturer’s or FAA or EASA approved data. Time limitations for repair will coincide with the 6Y/4C-Check or the 12Y/8C-Check.

c)	All repairs to the pressure vessel shall be documented in accordance with the repair assessment guidelines set forth in FAR 121.370 or equivalent EASA standards;

d)	A repair and dent map shall be provided which includes the following:

i)	Drawing or description of the location, type and form of the repair;

ii)	Details of the repair including dimensions of the damage, location, copies of the SRM if referenced, Form 8110-3, Form 8100-9 or EASA Form-1, material utilized in the repair, DER paperwork, and any engineering data utilized;

iii)	A diagram of sufficient size and detail to illustrate all repairs to the entire pressure vessel as well as an additional separate map of all dents on the pressure vessel.

14)	Software

a)	A certified listing of onboard loadable software and databases to include the following:

i)	ATA chapter;

ii)	nomenclature;

iii)	part number;

iv)	revision date;

v)	expiration date; and

b)	Procedures for obtaining downloadable software from the internet, if applicable.

15)	Electronic Format

Notwithstanding any terms of this Schedule 1A to the contrary (including without limitation, any references to “dirty fingerprint” records), Lessee may maintain all Aircraft Documents (or any subset thereof) in electronic format; provided that Lessee shall send to Lessor all hard copies of all Aircraft Documents.

Schedule 1A-9

SCHEDULE 2

LEASE SUPPLEMENT

THIS LEASE SUPPLEMENT [MSN], dated [            ], 20    , between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the Trust Agreement, a national banking association (“Lessor”), and CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. (d/b/a VOLARIS) (“Lessee”).

Lessor and Lessee have heretofore entered into that certain Aircraft Lease Agreement [MSN] dated as of                  , 2011 (as at any time amended, modified or supplemented, herein called the “Lease” and the terms defined therein being herein used with the same meanings), which Lease provides in Clause 4.2 for the execution of a Lease Supplement substantially in the form hereof for the purpose of leasing the Aircraft under the Lease in accordance with the terms thereof. The Lease relates, among other matters, to the Airframe and Engines described below, and this Lease Supplement is attached to a counterpart of the Lease for purposes of filing and recordation.

NOW, THEREFORE, in consideration of the premises and other good and sufficient consideration, and pursuant to Clause 4.2 of the Lease, Lessor and Lessee hereby agree as follows:

1. Lessor hereby delivers and leases to Lessee, and Lessee hereby accepts and leases from Lessor, under the Lease, as herein supplemented, the following described Airbus A320-200 aircraft (the “Delivered Aircraft”) which Delivered Aircraft as of the date hereof consists of the following:

Airframe: FAA Registration Number N             , Manufacturer’s Serial No.             ; and

Engines: Two IAE International Aero V2527E-A5 Select One (or better) engines installed thereon bearing Engine Manufacturer’s Serial Numbers              and             .

2. The Delivery Date of the Delivered Aircraft and Engines is the date of this Lease Supplement set forth in the opening paragraph hereof. Basic Rent Amount is $        .

3. Lessee hereby confirms to Lessor that Lessee has accepted the Delivered Aircraft and Engines for all purposes hereof and of the Lease, including its being airworthy, in accordance with specifications, in good working order and repair and without defect in condition, design, operation or fitness for use, whether or not discoverable by Lessee as of the date hereof.

4. All the provisions of the Lease are hereby incorporated by reference in this Lease Supplement, on and as of the date of this Lease Supplement, to the same extent as if fully set forth herein.

Schedule 2-1

5. THIS LEASE SUPPLEMENT IS BEING DELIVERED IN AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

6. This Lease Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement to be duly executed and delivered as of the date and year first above written.

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the Trust Agreement, Lessor

By:
Name:
Title:

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. (d/b/a VOLARIS), Lessee

By:
Name:
Title:

By:
Name:
Title:

Schedule 2-2

SCHEDULE 3

CERTIFICATE

I, the undersigned,                      of CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. (d/b/a VOLARIS) (“Lessee”), a corporation organized and existing under the laws of Mexico DO HEREBY CERTIFY that:

1. This Certificate is furnished in accordance with the Aircraft Lease Agreement dated as of [            ] (the “Agreement”) between Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as Trustee under the Trust Agreement and Lessee, relating to that certain Airbus A320-200 Aircraft, manufacturer’s serial number             (the “Aircraft”). Unless otherwise defined herein, capitalized terms used in this Certificate shall have the meanings assigned to them in the Agreement.

2. The persons named below have been duly elected and/or appointed, have duly qualified as, have been elected and/or appointed, officers of Lessee and/or attorneys-in-fact, holding the respective offices or positions below set opposite their names and the signatures set opposite their names are their genuine signatures.

Name	Office	Signature

3. Attached hereto as Exhibit A is a copy of the certificate of incorporation and by-laws of Lessee together with all amendments thereto adopted through the date hereof.

4. Attached hereto as Exhibit B is a true and correct copy of the resolutions, duly adopted by the Board of Directors of Lessee, which have not been revoked, modified, amended or rescinded and are still in full force and effect, and no other resolutions have been adopted by the Board of Directors of Lessee which deal with the execution, delivery or performance of any of the Operative Documents.

5. The representations and warranties of Lessee under the Lessee’s Documents are true and correct in all material respects on and as of this date with the same force and effect as though made on and as of this date.

6. No proceedings for the dissolution or liquidation of Lessee or threatening its existence has been taken, or is pending or contemplated.

Schedule 3-1

IN WITNESS WHEREOF, I have hereunto set my hand this      day of              20    .

By:
Name:
Title:

Schedule 3-2

I, the undersigned,                      of Lessee, DO HEREBY CERTIFY that              is a duly elected and qualified                      of Lessee and the signature above is his genuine signature.

IN WITNESS WHEREOF, I have hereunto set my hand this      day of             , 20    .

By:
Name:
Title:

Schedule 3-3

SCHEDULE 4

REDELIVERY CONDITIONS

At the time of its redelivery to Lessor under the Agreement the Aircraft shall, subject to fair wear and tear in accordance with limits under the Maintenance Program, comply with the following conditions:

1.	General Condition

(a)	The Aircraft shall:

(i)	be clean by international commercial airline standards;

(ii)	have installed thereon the full complement of Engines and other equipment, parts and accessories as delivered and all LFE and IFE;

(iii)	Lessee will return the Aircraft to Lessor in as good condition as when delivered, reasonable wear and tear from commercial passenger operations excepted, and ready for flight and with the same equipment, components and systems as at the commencement of this Lease, as substituted, modified or replaced in accordance with the Agreement, which equipment, components and systems shall be fully functional and operating within limits and/or guidelines established by the relevant manufacturers and the Aviation Authority, with all discrepancies and deferred maintenance items cleared on a terminating action basis (where terminating action is available) provided that those items that can be deferred to the next “SC Check” need not be completed on a terminating action basis, if the return check is not an “SC Check”, and the parties shall agree, on a fair basis, upon the reasonable cost of completing such items during the next heavy maintenance check, for which LESSEE will compensate LESSOR upon return of the Aircraft).

•	“SC Check” means, with respect to the Airframe, a Structural Check, and shall be construed to imply either the 6Y/4C Check or the 12Y/8C Check.

(iv)	There will be no “on watch” conditions, special callouts, special repetitive inspections, special waivers or exemptions in effect on the Airframe, any Engine, the APU or any Part.

(v)	There will be no deferred maintenance items, open flight discrepancies or open maintenance discrepancies.

Schedule 4-1

(vi)	The Aircraft shall be in compliance with all MPD tasks as a single aircraft without reliance upon compliance status of other aircraft in the operator’s fleet or sampling of other aircraft.

(vii)	A full video borescope inspection of the Engines (of areas borescoped on engines on wing) and APU shall be performed at Lessee’s expense with Lessor’s representative present. Lessee shall provide evidence satisfactory to Lessor reflecting the correction of any discrepancies from the guidelines set out by the Engine manufacturer, APU manufacturer or AMM, as applicable, which may be discovered during such inspection. Lessee will provide Lessor with timely written notice of when Lessee intends to perform such borescope inspection. In a case where an Engine or APU does not meet the on wing operating criteria as required by the AMM and if requested by Lessor, a serviceable Replacement Engine or APU which does so comply shall be provided and title thereto transferred to Lessor. All repairs shall have been performed in accordance with the Engine Manufacturer’s manual.

(viii)	If the Engine historical and maintenance records and/or trend monitoring data indicate a rate of acceleration in performance deterioration of any Engine which is higher than normal based on Lessee’s maintenance experience in operating such engines, Lessee shall, prior to return, correct or cause to be corrected such conditions which are determined to have exceeded AMM tolerances or otherwise be causing such performance deterioration in a manner that allows operation of such Engine for the remaining time as set forth below.

(ix)	If the Aircraft is so equipped, the cargo loading system shall be demonstrated to be fully functional. Cargo linings shall be free of holes, dents, gouges. Cargo nets will be in good condition with no tears or frayed areas.

(x)	The exterior of the fuselage, vertical stabilizer and Engine cowlings shall have been sanded and freshly painted white and all required markings applied in accordance with the Manufacturer’s then-applicable painting standards and procedures. All other painted exterior surfaces will have been touched up as necessary. Lessee shall be responsible at redelivery for permanent rectification of any scribe marks.

Schedule 4-2

(xi)	The thrust reversers, nacelles and inlet nose cowlings shall have been removed for detailed internal and external inspection of all structures, acoustical coverings, attachment points and faying surfaces for damage, corrosion and de-lamination immediately prior to redelivery and all damage, corrosion and de-lamination shall have been repaired in accordance with the manufacturer’s repair manual.

(xii)	Lessee shall carry out on the Aircraft the final completion of all deferred maintenance items, pilot log-book reports and service bulletins as required, and shall complete, on a terminating action basis (if such option is available), all AD’s issued by the Aviation Authority which require termination on or before the Expiry Date.

•

In the event that Lessee has received the necessary no-charge modification kit with respect to any vendor and/or manufacturer’s service bulletin modification, and to the extent that any such kit is appropriate for the Aircraft and has not been installed prior to the Termination Date (other than as a consequence of a Total Loss), such kit shall be furnished free of charge to Lessor and be on-board the Aircraft as cargo and title to such kit shall be deemed to have passed to Lessor upon Lessee’s receipt thereof; but Lessor will reimburse Lessee for its actual out-of-pocket costs, if any, for such kit if the kit was not purchased by Lessee as part of its implementation of a service bulletin or other mandatory requirement on its fleet of aircraft of the same type as the Aircraft.

(xiii)	Any ADs which must be complied with within 90 days following the Expiry Date must also be complied with by Lessee, but at Lessor’s cost. Such compliance by Lessee shall not be required (i) should Lessee be unable to acquire, after using its best efforts to do so, the items, material, parts or components, necessary to accomplish such compliance before the Expiry Date, or (ii) should such compliance be waived in writing by Lessor, Lessor will pay Lessee for the ADs performed at Lessor’s cost, if any, upon execution of the Return Acceptance Receipt.

(xiv)	There will be no temporary, time limited or interim repairs on the Aircraft. There shall be no external doubler repairs on the Aircraft unless the Manufacturer specifically recommends such repair exclusive of other options.

Schedule 4-3

(xv)	Redelivery will be subject to satisfactory completion of an acceptance flight based on the Manufacturer’s acceptance flight profile for used Aircraft. The duration of such flight shall be no more than two (2) Flight Hours. Lessor’s representatives and representatives of the next operator (subject to applicable laws and regulatory and insurance requirements) shall be entitled to observe.

2.	Check and Part Lives

Prior to the Termination Date and immediately prior to the return of the Aircraft to Lessor, at Lessee’s own expense, the following shall be performed:

a)	Airframe:

(i)	The next consecutive full and complete “C” Check, “6 Year” Check or “12 Year” (12Y/8C) Check, as may be applicable, that would be due and owing under Lessee’s Aviation Authority approved Maintenance Program (including all lesser checks required to be performed in conjunction with the applicable check) and the hard time tasks of the Maintenance Program sufficient to clear the Aircraft for a period equal to *****

(ii)	The MPD tasks described in Lessee’s then-current MPD sufficient to clear the Aircraft for a period equal to *****

b)	Engines:

At the date of redelivery, no individual Engine shall ***** A maximum power assurance run will be carried out on each Engine following completion of the redelivery check. Following the acceptance flight, a video recorded borescope of all modules in each of the Engines will be completed by an agency selected by Lessor at Lessor’s cost.

c)	APU:

The APU will be in serviceable condition and will have ***** The preceding amount is quoted in January 2010 US Dollars and shall be increased by ***** on January 1st of each year thereafter.

d)	Landing Gear:

(i)	The Landing Gear shall ***** In the event that Lessee must replace the Landing Gear in order to meet these requirements, Lessee agrees that such replacement landing gear will have at least the same remaining life as such Landing Gear’s full allotment of time remaining to operate until overhaul.

(ii)	The Landing Gear brakes and tires will each have an average of at least ***** percent ***** service life remaining before their removal with no individual brake or tire having less than ***** percent ***** service life remaining.

Schedule 4-4

e)	Components:

Each time controlled component (as listed in the MPD but excluding any Engine LLP, the APU and Landing Gear) will have no less than ***** Flight Hours (with respect to MPD specified Flight Hour limit), ***** (with respect to MPD specified Cycle limit) and ***** (with respect to MPD specified calendar limit) remaining to next scheduled removal, shop inspection or overhaul. Any time controlled component having an MPD interval of less than ***** Flight Hours, ***** Cycles and ***** Months shall have a full replacement interval remaining until its next shop inspection, removal or overhaul.

Schedule 4-5

SCHEDULE 5

Monthly Maintenance Status Report

Aircraft Reg	Report Data From

Aircraft S/N	Report Data To

Type

Total Flight Hours	FH Utilization for Period

Total Cycles	FC Utilization for Period

Installed Equipment at Delivery

(Engines, APU, Landing Gear)

	Engines/APU			Landing Gear
	Engine 1	Engine 2	APU	Left	Nose	Right
Type/Model
Part Number
S/N
TSN
CSN

Currently Installed Equipment

(Engines, APU, Landing Gear)

	Engines/APU			Landing Gear
	Engine 1	Engine 2	APU	Left	Nose	Right
Type/Model
Part Number
S/N
TSN
CSN
TSO
CSO
DSO
LLP First Limiter Remaining (cycles)

Schedule 5-1

AIRFRAME MAINTENANCE CHECKS

LAST CHECK PERFORMED					NEXT CHECK DUE
CHECK TYPE	CHECK #	TOTAL HRS	TOTAL CYC	DATE	CHECK TYPE	CHECK #	TOTAL HRS	TOTAL CYC	DATE
A-Check					A-Check
C-Check					C-Check
D-Check					D-Check

TECHNICAL ACTIVITY DURING PERIOD

1.	Engine, APU and Landing Gears – details of removal activity

S/N OFF	S/N ON	REASON / CAUSE

2.	Major Maintenance – description of any major modifications/alterations, and/or major maintenance checks.

DEFERRAL LIST

3.	See following pages for current open deferrals report.

AIRCRAFT ACCIDENT/INCIDENT REPORT

4.	Description of any aircraft accident/incident since last reporting period:

Date	Station	Details
None

AD STATUS REPORT

5.	See following pages for current AD status report.

Schedule 5-2

AIRCRAFT STATUS CERTIFICATION

I CERTIFY THAT THE CONTENT OF THIS REPORT TO BE TRUE AND ACCURATE TO THE BEST OF MY KNOWLEDGE.

Signed:

(Lessee)
Title:

Return by e-mail to: utilization@jacksonsquareaviation.com

Schedule 5-3

SCHEDULE 6

FORM OF QUIET ENJOYMENT LETTER

From: [Beneficiary][Security Trustee], as Security Trustee (“Security Trustee”)

To: CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. de C.V. (d/b/a Volaris) (“Lessee”)

Dated: [                    ]

Re: Aircraft Lease Agreement [MSN] dated as of [            ] 2011 (as amended and supplemented, the “Lease”) between Lessee and Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as trustee under the Trust Agreement (“Lessor”) pertaining to one (1) Airbus A320-200 aircraft bearing manufacturer’s serial number [MSN] (as more particularly described in the Lease, the “Aircraft”)

Ladies and Gentlemen:

All terms defined in the Lease shall, unless the context otherwise requires, bear the same meanings herein.

1. We hereby covenant and undertake to Lessee that during the Term, so long as an Event of Default shall not have occurred and be continuing, Lessee shall quietly enjoy the use and possession of the Aircraft without interference by us or any person lawfully claiming by or through us.

2. THIS LETTER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, U.S.A. APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD FOR CONFLICT OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Please countersign this letter in order to confirm your agreement to the arrangements contained herein.

Very truly yours,
[Beneficiary][Security Trustee]

By
Name:
Title:

Schedule 6-1

Agreed and Accepted:

CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. (D/B/A VOLARIS)

By:
Name:
Title:

By:
Name:
Title:

Schedule 6-2

SCHEDULE 7

TECHNICAL ACCEPTANCE CERTIFICATE

TO:	Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as trustee under the Trust Agreement

DATE:

Aircraft Lease Agreement [MSN] dated as of             , 2011 (the “Lease”) between Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as trustee under the Trust Agreement and                      relating to Airbus A320-200 Aircraft, manufacturer’s serial number              (the “Aircraft”)

Terms used in this Certificate bear the meanings given to such terms in the Lease.

Lessee confirms that as at          hours on             , 20     being the Delivery Date at                                         :

(i)	the Aircraft and the Aircraft Documents were examined and duly accepted by Lessee in accordance with and subject to the provisions of the Lease;

(ii)	the execution and delivery of this Certificate further confirms the acceptance of the Aircraft and the Aircraft Documents by Lessee as satisfactory to it and otherwise for all purposes of the Lease;

(iii)	the Basic Rent Amount is US$ ;

(iv)	the manufacturer’s serial numbers of the installed Engines are and ;

(v)	the Airframe, Engines and Parts had the following Flight Hours/Cycles at Delivery:

(a)	Airframe Serial No: :

Total Flight Hours Since New
Total Cycles Since New
Flight Hours Since Last C-Check:	N/A
Calendar Months Since Last D-Check	N/A
Flight Hours Since Last D-Check	N/A

Schedule 7-1

(b)	Engine Type: IAE V2527E-A5 Select One (or better):

Position	1	2
Serial No:	[ ]	[ ]

Total Flight Hours:
Total Cycles:

Flight Hours since last Engine Performance Restoration:	N/A	N/A

Cycles since last Engine Performance Restoration:	N/A	N/A

Cycles remaining to next expected Engine Performance Restoration

(c)	APU Model:

Serial No:

Total [Flight]/[APU] Hours:

Total Cycles:

[APU]/[Flight] Hours since the APU Heavy Repair:	N/A

(d)	Landing Gear:

Position	LH Main	Nose	RH Main

Model:

Serial No:

Total Flight Hours:

Total Cycles:

Flight Hours since last Landing Gear Overhaul:	N/A	N/A	N/A

Cycles since last Landing Gear Overhaul:	N/A	N/A	N/A

Schedule 7-2

(e)	Fuel on Board:

(f)	Status of components or Parts with time/cycle and calendar limits (see attached sheet); and

(g)	All of the foregoing has been delivered and accepted on the date set forth above to Lessee’s full satisfaction and pursuant to the terms and provisions of the Lease;

(vi)	the Lease is in full force and effect, Lessor has fully, duly and timely performed all of its obligations of every kind or nature thereunder and Lessee has no claims, offsets, deductions, set-off or defenses of any kind or nature in connection with the Lease;

(vii)	the Aircraft is insured in accordance with the Lease;

(viii)	the representations and warranties made by Lessee in Clause 2 of the Lease and the representations and warranties made by Lessee contained in the other Lessee’s Documents are, by reference to the facts and circumstances existing today, true and accurate as if made on the date hereof;

(ix)	no Event of Default has occurred and is continuing;

(x)	attached hereto is a schedule of all Aircraft Documents delivered with the Aircraft;

(xi)	attached hereto is a schedule of Loose Equipment listing items of loose equipment delivered to Lessee with the Aircraft on the date hereof; and

(xii)	attached is a schedule listing the Aircraft Manuals.

By:

Name:

Title:

Schedule 7-3

CONFIDENTIAL TREATMENT REQUESTED

SCHEDULE 8

PART A

LESSEE FURNISHED EQUIPMENT

July 2011

SCN

A320-200 STANDARD SPECIFICATION Ref. Issue 5.1

A320 RFC	Title	MSN 4798	Comments
	Introduction of A320-200 Standard Specification at Issue 6	X
	Introduction of A320-200 Standard Specification at Issue 7	X
ATA 02	Certification
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
ATA 03	Weights
*****	*****	*****
ATA 03	Placards and markings

Schedule 8-1

CONFIDENTIAL TREATMENT REQUESTED

*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
Air conditioning
*****	*****	*****
*****	*****	*****
*****	*****	*****
ATA 22	Auto Flight
*****	*****	*****
*****	*****	*****
ATA 23	Communications
*****	*****	*****
*****	*****	*****
*****	*****	*****	*****
*****	*****	*****

Schedule 8-2

CONFIDENTIAL TREATMENT REQUESTED

*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
ATA 25	Cabin & cockpit
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

Schedule 8-3

CONFIDENTIAL TREATMENT REQUESTED

*****	*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
ATA 29	Hydraulic Power
*****	*****	*****
*****	*****	*****
ATA 31	Indicating/Recording
*****	*****	*****
*****	*****	*****
*****	*****	*****
ATA 32	Landing gear
*****	*****	*****

Schedule 8-4

CONFIDENTIAL TREATMENT REQUESTED

*****	*****	*****
*****	*****	*****
*****	*****	*****
ATA 33	Lights
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
ATA 34	Navigation
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****	*****
*****	*****	*****
*****	*****	*****	*****
ATA 35	Oxygen
*****	*****	*****
*****	*****	*****
ATA 38	Water/Waste
*****	*****	*****
ATA 46	ATSU
*****	*****	*****	*****
ATA 47	Inerting Gas System
*****	*****	*****
*****	*****	*****
ATA 49	APU
*****	*****	*****
ATA 51	Structure
*****	*****	*****
*****	*****	*****
*****	*****	*****
ATA 52	Doors
*****	*****	*****
ATA 55	Stabilizers

Schedule 8-5

CONFIDENTIAL TREATMENT REQUESTED

*****	*****	*****
ATA 56	Windows
*****	*****	*****
*****	*****	*****
*****	*****	*****
ATA 57	Wings
*****	*****	*****
ATA 71	Power Plant - General
*****	*****	*****	*****
ATA 72	Engines
*****	*****	*****

SSBFE

Airline:	CONCESIONARIA VUELA COMPANIA DE AVIACION			Delivery Date	Jul-11
Operator:	CONCESIONARIA VUELA COMPANIA DE AVIACION			MSN	4798
A/C Type:	320-200	Issue	6

ATA/Item	Description	Manufacturer	P/N	Unit	A/C Qty
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****

Schedule 8-6

CONFIDENTIAL TREATMENT REQUESTED

*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****

BFE

Airline:	CONCESIONARIA VUELA COMPANIA DE AVIACION			Contractual Delivery Date	Delivery Date	Jul-11
Operator:	CONCESIONARIA VUELA COMPANIA DE AVIACION			MSN	MSN	4798
A/C Type:	320-200	Issue	5

ATA/Item	Description	Manufacturer	P/N	Unit	A/C Qty	A/C Qty
*****	*****	*****	*****	*****	*****	*****

Schedule 8-7

CONFIDENTIAL TREATMENT REQUESTED

PART B

IN FLIGHT ENTERTAINMENT

Airline:	CONCESIONARIA VUELA COMPANIA DE AVIACION			Delivery Date	Jul-11
Operator:	CONCESIONARIA VUELA COMPANIA DE AVIACION			MSN	4798
A/C Type:	320-200	Issue	6

ATA/Item	Description	Manufacturer	P/N	Unit	A/C Qty
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****
*****	*****	*****	*****		*****

Schedule 8-8

SCHEDULE 9

LESSEE’S CONDITIONS PRECEDENT

Lessee’s obligation to take and to commence the leasing of the Aircraft under this Agreement is subject to fulfillment of each of the following conditions:

(a) Lessee shall have received counterparts duly executed by Lessor of this Agreement and the Lease Supplement;

(b) Each of the representations and warranties of Lessor contained in Clause 2.2 shall be true and correct in all material respects on the Delivery Date as if made on the date thereof;

(c) Lessor shall have tendered the Aircraft for delivery pursuant to Clause 4.2 hereof; and

(d) Lessee shall have received from each of Beneficiary and Security Trustee a letter of quiet enjoyment substantially in the form set forth in Schedule 6 of this Agreement.

Schedule 9-1

SCHEDULE 10

PERMITTED SUBLESSEES

-Any airline affiliate of Avianca-TACA Ltd.

Schedule 10-1

SCHEDULE 11

IRREVOCABLE POWER OF ATTORNEY

Form of Irrevocable Power of Attorney

[THIS FORM OF POA MUST BE GRANTED BY LESSEE IN A PUBLIC DEED PREPARED BY A MEXICAN NOTARY PUBLIC]

The undersigned, [                                        ] in its capacity as [                    ] of CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. (the “Company” / “Lessee”) in connection with the Aircraft Lease Agreement dated                  , 2011 (the “Lease”) between WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the Trust Agreement [    ] dated [                    ] (the “Lessor”) and the Company with respect to one Airbus A320-200 bearing manufacturer’s serial number [            ] (the “Aircraft”), grants on behalf of the Company, this power of attorney.

Formato de Poder Irrevocable

[ESTE FORMATO DE PODER DEBE DE SER OTORGADO POR LA ARRENDATARIA EN UN ESCRITURA PÚBLICA ANTE UN NOTARIO PÚBLICO MEXICANO]

El suscrito, en su carácter de [                                        ] de CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. (la “Sociedad” / “Arrendataria”) en relación con el Contrato de Arrendamiento de Aeronave de fecha             , 2011 (el “Arrendamiento”) celebrado entre WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, no por su propio derechos, sino únicamente como fiduciario bajo el Contrato de Fideicomiso [    ] de fecha [                    ] (la “Arrendadora”) y la Sociedad respecto a una Aeronave modelo Airbus A320-200 con número de serie del fabricante [            ] (la “Aeronave”), otorga en nombre y representación de la Sociedad, el presente poder.

FIRST.- The Company, in accordance with the Company’s obligations under the Lease, hereby grants an IRREVOCABLE SPECIAL POWER OF ATTORNEY FOR ADMINISTRATION ACTS, AND FOR PLEADINGS AND COLLECTIONS, to WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the Trust Agreement [ ] dated [ ] and JSA AIRCRAFT [ ], LLC(each an “Attorney” and together the “Attorneys”), with all the special faculties that require a special clause, in accordance to the terms established in the first two paragraphs of article 2554 (two thousand five hundred and fifty four of the Civil Code For the Federal District of the United Mexican States and its concordant articles of the several Codes ruling in the states of the Mexican Republic, to be exercised jointly or individually in the United Mexican States, in the United States of America, or in any other jurisdiction where the Aircraft may be located, as required, to execute and perform on behalf of CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. all actions and to sign all documents necessary or appropriate to carry out and fulfill the terms provided in the Lease, including without limiting:	PRIMERA.- La Sociedad, en cumplimiento de lo establecido en el Arrendamiento, en este acto otorga un PODER ESPECIAL IRREVOCABLE PARA ACTOS DE ADMINISTRACION, Y PLEITOS Y COBRANZAS, a favor de WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, no por su propio derechos, sino únicamente como fiduciario bajo el Contrato de Fideicomiso [ ] de fecha [ ] y JSA AIRCRAFT [ ], LLC (cada uno, referidos en el presente como “Apoderado” y en conjunto los “Apoderados”) con todas las facultades especiales que requieren clausula especial de conformidad con los términos establecidos en los dos primeros párrafos del artículo 2554 (dos mil quinientos cincuenta y cuatro) del Código Civil para el Distrito Federal de los Estados Unidos Mexicanos y sus artículos concordantes de los diversos Códigos que rigen en los Estados de la República Mexicana, para ser ejercitado conjunta o separadamente dentro de los Estados Unidos Mexicanos, en los Estados Unidos de América, o cualquier otra jurisdicción donde la Aeronave se encuentre, según se requiera, para celebrar y ejecutar en nombre y representación de CONCESIONARIA VUELA COMPAÑÍA DE AVIACIÓN, S.A.P.I. DE C.V. todas las acciones y ejecutar todos los documentos necesarios o apropiados para llevar a cabo y cumplir con los términos previstos en el Arrendamiento, incluyendo sin limitar:

(i) request and obtain the de-registration of the Aircraft and the cancellation of the registration marks from the Mexican Aviation Registry (“RAM”), or any other corresponding registry, or its equivalent in the United States of America; (ii) to request from the General Directorate of Civil Aviation (“DGAC”) or its equivalent in the United States of America to communicate such deregistration to any authority domestic or foreign; (iii) to request and obtain the removal of the Aircraft from the operation permits of Lessee before the	(i) solicitar y obtener la baja del registro y marcas de nacionalidad y matrícula (cancelación de registro) de la Aeronave del registro Aeronáutico Mexicano (“RAM”) o de cualquier otro registro que corresponda, o de su equivalente en los Estados Unidos de América; (ii) solicitar de la Dirección General de Aeronáutica Civil (“DGAC”) o de su equivalente en los Estados Unidos de América, comuniquen la cancelación de la matrícula a cualquier autoridad nacional o extrajera; (iii) solicitar y obtener la baja de la Aeronave de los permisos de operación de la Arrendataria ante la DGAC;

Schedule 11-1

DGAC; (iv) to request and obtain from the DGAC or any other relevant authority the authorizations needed to complete the ferry flight of the Aircraft out of Mexico or from any other jurisdiction where the Aircraft may be located; (v) to perform all necessary and required filings to export the Aircraft from Mexico or from any other jurisdiction where the Aircraft may be located; (vi) to notify the termination of the Lease to the RAM or any other relevant authority; (vii) to perform any acts and execute any documentsrequired for the purposes aforementioned, including without limitation, the execution or ratification of a termination agreement of the Lease, in the required form; (viii) in case of an event of total loss of the Aircraft and/or the Engines, to act on behalf of the Lessee and to perform all kind of acknowledgements and actions, to execute any kind of documents necessary or required by Lessee to collect the corresponding insurance proceeds (hull, war and perils insurance, etc.) related to the Aircraft and Engines, including without limitation the execution of releases; (ix) to request any information from the Air Navigation Service in Mexican Air Space (“SENEAM”) or from Airport and Auxiliary Services (“ASA”) in connection with any amounts owed by Lessee; and (x) to delegate in whole or in part the powers that have been granted herein, always retaining the power to execute them by themselves.

Likewise, the Attorneys will have, including without limitation, all the necessary faculties to make any filings and initiate any proceedings related to the Aircraft and, particularly, to interpose and abandon any action or proceeding, including the “amparo”; to act as coadjutor of the office of the Public Prosecutor, to articulate and release positions, and grant pardon, desists from initiated proceedings and celebrate transactions.

Exclusively for the purpose for which this power of attorney is granted, jointly or separately, the Attorneys will, without limitation, have the necessary capacity to represent the Company before any and all authorities, either judicial or administrative, federal, state or municipal, of Mexico, particularly before the Labor Conciliation and Arbitration Board, and/or of the United States of America, or any other jurisdiction where the Aircraft may be located, including without limitation, the DGAC, the RAM, the General Customs Direction of the Ministry of Treasure of México (“SHCP”), the Customs Department of the United States of America, the Federal Aviation Administration, the Department of Transportation of the United States of America, and/or any and all other authorities that in the future shall have the capacities mentioned above (indistinctly the “Authorities”).

(iv) solicitar y obtener de la DGAC o de cualquier otra autoridad relevante las autorizaciones necesarias para realizar el vuelo de traslado de la Aeronave al extranjero o desde cualquier jurisdicción en donde la Aeronave se encuentre; (v) realizar todos los trámites necesarios y conducentes a la exportación de la Aeronave y a la transportación de la misma fuera del territorio mexicano o desde cualquier otra jurisdicción donde se pudiera encontrar localizada la Aeronave; (vi) notificar la terminación del Arrendamiento al RAM o cualquier otra autoridad para los fines conducentes; (vii) realizar cualquier acto y suscribir cualquier documento para la consecución de los fines anteriormente mencionados, incluyendo sin limitar, la ejecución o ratificación del convenio de terminación del Arrendamiento, en la forma que se requiera; (viii) en un caso de que ocurra un evento de pérdida total de la Aeronave y/o los Motores, para actuar en representación de la Arrendataria y para llevar a cabo todo tipo de reconocimientos y acciones, y para firmar cualquier y todo tipo de documentos necesarios o requeridos por parte de la Arrendataria para el cobro de los recursos provenientes de cualquier tipo de seguro (de casco de la Aeronave, de riesgo y guerra, etc.) inherente a la Aeronave y sus Motores, incluyendo sin limitación la firma de formatos de finiquito y liberación; (ix) solicitar cualquier información a Servicios a la Navegación en el Espacio Aéreo Mexicano (“SENEAM”) o a Aeropuertos y Servicios Auxiliares (“ASA”) en relación con cualquier cantidad adeudada por la Arrendataria; y (x) delegar en todo o en parte las facultades que les han sido otorgadas en este instrumento, conservando en todo momento la facultad de ejercerlas por su cuenta.

De igual forma, enunciativa mas no limitativa, los Apoderados queda especialmente facultado para llevar a cabo cualquier presentación de documentos, trámites y procedimientos en relación con cualquier transacción relacionada con la Aeronave y, en ese particular, para interponer y abandonar cualquier acción o procedimiento incluidos el “amparo”; para actuar como coadyuvante de la oficina del Ministerio Público, para articular y liberar posiciones, otorgar el perdón, celebrar transacciones y desistirse de cualquier procedimiento iniciado.

Única y exclusivamente para los fines para los que es otorgado el presente poder especial, conjunta o separadamente, de manera enunciativa mas no limitativa, los Apoderados tendrán todas las facultades necesarias para representar a la Sociedad ante todas y cualesquier autoridades ya sean judiciales o administrativas, federal, estatal o municipal de México, especialmente ante las Juntas de Conciliación y Arbitraje, y/o de los Estados Unidos de América, o cualquier otra jurisdicción donde pudiera localizarse la Aeronave, incluyendo enunciativa mas no limitativamente, la DGAC, el RAM, la Secretaría de Hacienda y Crédito Público (“SHCP”), el Departamento de Aduanas de los Estados Unidos de América, la Administración de Aviación Federal de los Estados Unidos de América y el Departamento de Transporte de los Estados Unidos de América, y/o cualesquiera otras entidades, agencias o autoridades que en el futuro asuman las funciones de las anteriormente citadas (indistintamente las “Autoridades).

For purposes of this power of attorney, the term Aircraft includes: (a) any and all engines installed on the Aircraft or

Schedule 11-2

that in the future substitute said engines according to the terms of the Lease (in the understanding that Lessor shall not assert a right over those engines not property of Lessor); (b) any and all machinery, parts, equipment, accessories, components, records and documents installed on the Aircraft or that in the future might be installed substituting the first ones installed according to the terms of the Lease or that are part of the Aircraft.

SECOND.- This Power of Attorney is granted to be exercised within the Mexican Republic and/or the United States of America according to the Inter-American Convention on the legal regime of Powers of Attorney to be used abroad and the Washington Protocol on Uniformity of Powers of Attorney. Finally, the Company agrees not to grant, a third party different from the Attorneys, a power with similar faculties and with similar purposes to those established herein with respect to the Aircraft.

THIRD. This Power of Attorney is irrevocably granted for being a mean to fulfill an obligation agreed and acquired previously in terms of Article 2596 of the Federal Civil Code provided it has been agreed as a condition under the Lease.

FOURTH. Each Attorney, indistinctly, may perform all the necessary acts or transactions; may sign as many public and/or private documents to fulfill its/their obligations according to the nature and purpose of this power. Additionally, each Attorney will be authorized to register, deregister or authorize the registration or deregistration of any right derived from the Aircraft in the International Registry according to the Convention on International Interests in Mobile Equipment signed on November 16, 2001 at Cape Town, and it’s Protocol of same date specifically related to aircraft equipment.

FIFTH.- The Company herein expressly ratify the acts performed by the Attorneys and release them from any liability they may incur in by virtue of the exercise of their capacities and expressly agree to indemnify and hold them harmless from any liability derived therefrom.

Para todos los efectos previstos en este poder, el término Aeronave incluye: (a) cualesquiera motores instalados en la Aeronave o los que en el futuro sustituyan a los anteriormente citados de conformidad con los términos del Arrendamiento (en el entendido de que la Arrendadora no reclamará tener ningún derecho sobre aquellos motores que no sean de su propiedad); y (b) cualesquier maquinaria, partes, equipo, accesorios, componentes, registros y documentación instalados en la Aeronave o que el un futuro puedan ser instalados en sustitución de los mismos conforme al Arrendamiento o bien que sean pertenecientes a la Aeronave.

SEGUNDA.- Este poder se otorga para ser ejercitado dentro de la República Mexicana y/o los Estados Unidos de América de conformidad con la Convención Interamericana del régimen legal de Poderes con uso amplio y el Protocolo de Washington de Uniformidad y Poderes. Finalmente, Arrendataria conviene además en no otorgar ningún otro poder similar al contenido en el presente instrumento para la realización de los actos previstos en el mismo con respecto a la Aeronave, en favor de persona alguna distinta a los Apoderados mencionados en el presente.

TERCERA. Este poder se confiere con carácter de irrevocable por ser un medio para cumplir con una obligación contraída con anterioridad en términos del artículo 2596 del Código Civil Federal en virtud de que su otorgamiento ha sido acordado como una condición dentro del Arrendamiento.

CUARTA. Cada Apoderado, indistintamente, podrá llevar a cabo todos los actos u operaciones que hagan necesaria la naturaleza y objeto del presente poder, pudiendo firmar cuantos documentos públicos o privados sean menester para su cabal cumplimiento. Adicionalmente, cada Apoderado estará autorizado para registrar, cancelar el registro y autorizar el registro o cancelación del registro de cualquier derecho derivado de la Aeronave en el Registro Internacional de conformidad con la Convención Internacional de Intereses en Equipo Móvil ejecutado el 16 de noviembre de 2001 en la Ciudad del Cabo, y su Protocolo de la misma fecha, específicamente relacionado con equipos aeronáuticos.

QUINTA. La Arrendataria en este acto expresamente ratifica todos los actos realizados por los Apoderados y los libera de toda responsabilidad que pueda derivar del ejercicio de su autoridad y expresamente acuerda indemnizar y mantenerlos en paz y a salvo de cualquier responsabilidad derivada del ejercicio de su autoridad.

Schedule 11-3

CONFIDENTIAL TREATMENT REQUESTED

ANNEX A

CERTAIN DEFINITIONS AND PAYMENTS

1. Certain Definitions. In this Agreement, the following words and expressions have, except when the context otherwise requires, the following meanings:

“Agreed Value” means *****

“Basic Rent Amount” means ***** such amount being based on an assumed ten year US LIBOR swap rate of 3.00%, as adjusted two (2) Business Days prior to the Delivery Date to reflect the then actual ten year US LIBOR swap rate as follows:

Basic Rent Amount = ***** where “L” means the ten year US LIBOR swap rate expressed as a percentage two (2) Business Days prior to the Delivery Date.

“Damage Notification Threshold” means *****

“Default Rate” means a rate of interest per annum equal to the Prime Rate plus *****

“Discount Rate” means *****

“Security Amount” means at any time the amount equal to *****

2. Maintenance Payments.

Lessee shall pay to Lessor Maintenance Payments monthly in arrears for the Aircraft in the following amounts:

Airframe “SC Checks”: *****

(b) ***** per month for the 12Y/8C Check (labor and material for routine and non-routine) per the Airbus MPD.

ANNEX A-1

CONFIDENTIAL TREATMENT REQUESTED

Engines: (a) Maintenance Payments for Engine Performance Restoration (not repair) shall be paid for each Flight Hour for each of the Engines and shall be allocated to each of the Engine modules. The rate shall be established from the applicable matrix below based on the anticipated Flight Hour to Cycle ratio and region of operation:

V2527E-A5 SelectOne (or better) 27,000 lbs. thrust – from Delivery through the first Engine Performance Restoration of the core modules – US $ / FH:

	1.0	1.5	2.0	2.5	3.0	3.5	4.0
5% Derate	*****	*****	*****	*****	*****	*****	*****
10% Derate	*****	*****	*****	*****	*****	*****	*****
15% Derate	*****	*****	*****	*****	*****	*****	*****
20% Derate	*****	*****	*****	*****	*****	*****	*****

V2527E-A5 SelectOne (or better) 27,000 lbs. thrust – as a mature Engine following the first Engine Performance Restoration of the core modules – US $ / FH:

	1.0	1.5	2.0	2.5	3.0	3.5	4.0
5% Derate	*****	*****	*****	*****	*****	*****	*****
10% Derate	*****	*****	*****	*****	*****	*****	*****
15% Derate	*****	*****	*****	*****	*****	*****	*****
20% Derate	*****	*****	*****	*****	*****	*****	*****

The above amounts assume an average thrust de-rate of 10%.

(b) LLP’s – ***** per Cycle per Engine. At redelivery, the LLP Maintenance Payments balance shall be adjusted to reflect the then-current LLP catalogue prices and then-current LLP intervals adjusted by a ***** stub life factor.

Landing Gear: ***** per Cycle but not less than ***** per month for overhaul of the set of landing gear.

APU: US ***** per APU Hour for the APU Heavy Repair.

The Flight Hours and Cycles to calculate the Maintenance Payments shall be provided to Lessor on or prior to the 15th calendar day of each month for the prior month’s utilization. The above amounts are quoted in January 2011 US dollars and shall be increased by ***** on January 1st of each year thereafter, with the exception of the Engine LLPs, which shall be escalated in accordance with the then-current OEM LLP catalogue prices.

ANNEX A-2

CONFIDENTIAL TREATMENT REQUESTED

Adjustments to the Maintenance Payments rates will also be made if the Maintenance Program, engine thrust, engine derate, operating environment (Region), and Flight Hour to Cycle ratios or utilization vary from the original assumptions. Such adjustment shall be made on January 1st of each year during the Term and on the redelivery date. Lessor shall notify Lessee of revised Maintenance Payments rates. The rates will be applied retroactively to the previous calendar year. If the new Maintenance Payments rates result in a credit to Lessee, the credit shall be applied against Maintenance Payments payments owed by Lessee for subsequent months of operation. If the adjustment results in amounts owed by Lessee, Lessee shall remit payment within ***** after receipt of Lessor’s invoice.

Subject to Lessor prior approval of each applicable repair workscope, Lessor shall make the applicable Maintenance Payments available to Lessee as a Lessor contribution for the following: (i) the 6Y/4C Check on the Airframe; (ii) the 12Y/8C Check on the Airframe; (iii) APU Heavy Repair(s); (iv) replacement LLPs in an Engine; (v) overhauls of the Landing Gear; and (vi) for Engine Performance Restoration(s).

Repair, overhaul or replacement of thrust reversers and non-modular components, such as QEC (Quick Engine Change), LRU or accessory units are not eligible for reimbursement from Engine Maintenance Payments. Repair, overhaul or replacement of APU accessories or line replaceable units are not eligible for reimbursement from APU Maintenance Payments.

*****

All contributions from the Maintenance Payments shall be reduced by the actual amounts received by Lessee or due to Lessee under any applicable manufacturer’s warranties, guarantees and concessionary adjustments. If, on any occasion, the balance of any funds held in the particular Maintenance Payments account is insufficient to meet a request for contribution in respect of such Maintenance Payments, the shortfall will be Lessee’s responsibility and may not be carried forward or made the subject of any further request for contribution.

If on any occasion following a qualified Maintenance Payments contribution event:

•

The balance of funds held in the applicable 6Y/4C Check, 12Y/8C Check, Landing Gear, and APU Maintenance Payments account exceeds the amount of the request for contribution, the excess amount in such account will be contributed to Lessee.

•	The balance of funds held in the applicable Engine Maintenance Payments account exceeds the amount of the request for contribution, the excess amount in such account will be contributed to Lessee.

•

The balance of funds held in each (piece-part) Engine LLP account exceeds the amount of the request for contribution applicable per LLP piece-part, the excess amount in such account will be contributed to Lessee.

ANNEX A-3

CONFIDENTIAL TREATMENT REQUESTED

No contribution shall be made from any Maintenance Payments account for any repair, overhaul or inspection caused by foreign object damage (FOD) or any ADs, CNs (Change Notifications) or repair of damage from accidental cause, improper operation, improper maintenance, misuse or abuse. Lessee shall be entitled to claim reimbursement from a manufacturer under the applicable manufacturer warranties.

The workscope and estimated cost of each qualified Maintenance Payments event shall be agreed by Lessor and Lessee prior to the commencement of any work. Lessor or Lessor’s representative(s) shall be entitled to observe such work and shall be provided with copies of pertinent documents (including but not limited to estimated cost of routine and non-routine labor and materials).

If a Total Loss occurs in respect of the Airframe (with or without the Engines), and provided no Default of Event of Default has occurred and is continuing or upon a complete cure thereof, *****

3. Redelivery Financial Adjustments. Upon redelivery of the Aircraft, Lessee shall pay to Lessor a Redelivery Financial Adjustment in the following amounts (for the avoidance of doubt, any amounts owed by Lessee for Redelivery Financial Adjustments shall first be netted from Maintenance Payments (if any) then held by Lessor):

Airframe SC Checks: *****

(b) US ***** for the 12Y/8C Check (labor and material for routine and non-routine) per the Airbus MPD.

Engines: (a) Maintenance Payments for Engine Performance Restoration (not repair) shall be paid for ***** The rate shall be established from the applicable matrix below based on the anticipated Flight Hour to Cycle ratio and region of operation:

V2527E-A5 SelectOne (or better) 27,000 lbs. thrust – from Delivery through the first Engine Performance Restoration of the core modules – US $ / FH:

	1.0	1.5	2.0	2.5	3.0	3.5	4.0
5% Derate	*****	*****	*****	*****	*****	*****	*****
10% Derate	*****	*****	*****	*****	*****	*****	*****
15% Derate	*****	*****	*****	*****	*****	*****	*****
20% Derate	*****	*****	*****	*****	*****	*****	*****

ANNEX A-4

CONFIDENTIAL TREATMENT REQUESTED

V2527E-A5 SelectOne 27,000 lbs. thrust – as a mature Engine following the first Engine Performance Restoration of the core modules – US $ / FH:

	1.0	1.5	2.0	2.5	3.0	3.5	4.0
5% Derate	*****	*****	*****	*****	*****	*****	*****
10% Derate	*****	*****	*****	*****	*****	*****	*****
15% Derate	*****	*****	*****	*****	*****	*****	*****
20% Derate	*****	*****	*****	*****	*****	*****	*****

The above amounts assume an average thrust de-rate of 10%.

(b) For each LLP within each Engine, the product of the Cost Per Cycle of such LLP and the Cycles since new accumulated on such LLP. “Cost Per Cycle” means an amount equal to the then-current LLP catalogue price for such LLP divided by ***** of the then-current Cycle life limit for such LLP.

Landing Gear: The greater of (i) US ***** per Cycle for each Cycle elapsed since overhaul of the set of landing gear (or since new, if never overhauled) and (ii) ***** per month for each month elapsed since overhaul of the set of landing gear (or since new, if never overhauled).

APU: US ***** per APU Hour for each APU Hour accumulated since the last APU Heavy Repair.

The above amounts are quoted in January 2011 US dollars and shall be increased by ***** on January 1st of each year thereafter. Adjustments to the Redelivery Financial Adjustment amounts will also be made if the Maintenance Program, engine thrust or engine derate vary from the original assumptions.

The workscope and estimated cost of each event subject to Redelivery Financial Adjustments shall be agreed by Lessor and Lessee prior to the commencement of any work. Lessor or Lessor’s representative(s) shall be entitled to observe such work and shall be provided with copies of pertinent documents (including but not limited to estimated cost of routine and non-routine labor and materials).

4. AD Cost Sharing.

(a) With respect to each AD ***** to be performed by Lessee during the Term, the cost of compliance for which exceeds ***** Lessor shall reimburse Lessee for a portion of such work in accordance with the following formula:

*****

(b) Lessor’s obligation to make any payments under this Clause 4 shall be conditioned upon ***** and receipt by Lessor no later than ***** of invoices and proper documentation ***** in support of the invoices and verifying that *****

ANNEX A-5